FEBRUARY 1, 2009







                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

                               DWS MICRO CAP FUND


                            DWS MID CAP GROWTH FUND


                           DWS SMALL CAP GROWTH FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW EACH FUND WORKS
  4      DWS Micro Cap Fund
 14      DWS Mid Cap Growth Fund
 23      DWS Small Cap Growth Fund
 32      Other Policies and Secondary
         Risks
 34      Who Manages and Oversees
         the Funds
 37      Financial Highlights


HOW TO INVEST IN THE FUNDS
 48      Choosing a Share Class
 54      How to Buy Class A, B and C
         Shares
 55      How to Exchange or Sell
         Class A, B and C Shares
 58      Policies You Should Know
         About
 71      Understanding Distributions
         and Taxes
 75      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                         Class A    Class B    Class C
  ticker symbol          SMFAX      SMFBX      SMFCX
    fund number          489        689        789

    DWS MICRO CAP FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks capital appreciation.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum). The fund's equity investments are mainly common stocks, but may also include other types of equity securities, such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process, which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over securities within their sectors.

            Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on undervalued stocks with fast-growing earnings that they believe have superior near-to-intermediate term performance potential.

4 | DWS Micro Cap Fund

            - Portfolio management emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            The fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that portfolio management believes to be of high quality.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.


                                                         DWS Micro Cap Fund  | 5

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            MICRO CAPITALIZATION COMPANY RISK. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in micro capitalization company investing - can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.


6 | DWS Micro Cap Fund

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

                                                         DWS Micro Cap Fund  | 7

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


8 | DWS Micro Cap Fund

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                         DWS Micro Cap Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance data for the period prior to July 10, 2006 provided in the bar chart below and the table on the following page are those of the fund's predecessor fund, DWS Micro Cap Fund, a series of DWS Investments Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which is a series of DWS Advisor Funds. The fund assumed the Predecessor Fund's liabilities.

In addition, the inception date for Class A, B and C shares of the Predecessor Fund is June 28, 2002. The inception date for Institutional Class shares of the Predecessor Fund is December 18, 1996. In the bar chart and the table, the performance figures for Classes A, B or C of the Predecessor Fund before its inception date are based on the historical performance of the original share class of the Predecessor Fund (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Classes A, B or C, and sales charges for the table.

DWS Micro Cap Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)



77.08    2.96    15.08    -27.19    40.66    12.71    7.83     8.44      7.18      -43.43
1999     2000    2001     2002      2003     2004     2005    2006      2007      2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.66%, Q4 1999              WORST QUARTER: -30.08%, Q4 2008



10 | DWS Micro Cap Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008 (Fund returns include the effects of maximum sales load.)


                                               1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                         -46.68        -5.51         4.93
   Return after Taxes on Distributions         -46.68        -7.68         3.10
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -32.35*       -5.59*        2.91
 CLASS B (Return before Taxes)                 -45.54        -5.21         4.76
 CLASS C (Return before Taxes)                 -43.86        -5.11         4.77
 RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -38.54        -2.35         -0.76


* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                        DWS Micro Cap Fund  | 11

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1          None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                    None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                            2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee 4                                 1.10  %          1.10%         1.10%
 Distribution/Service (12b-1) Fee                 0.24             0.99          1.00
 Other Expenses 5                                 0.87             0.95          0.86
 TOTAL ANNUAL OPERATING EXPENSES 6, 7             2.21             3.04          2.96


1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through November 30, 2009, the Advisor has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.305% of the fund's average daily total net assets.

5   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

6   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.69%, 2.44% and 2.44% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

7   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.


12 | DWS Micro Cap Fund

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
 Class A shares         $786       $1,226       $1,692       $2,973
 Class B shares*         707        1,239        1,796        2,985
 Class C shares          399          915        1,557        3,280

 EXPENSES, assuming you kept your shares
 Class A shares         $786       $1,226       $1,692       $2,973
 Class B shares*         307          939        1,596        2,985
 Class C shares          299          915        1,557        3,280


* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

                                                        DWS Micro Cap Fund  | 13

                              Class A    Class B    Class C
  ticker symbol               SMCAX      SMCBX      SMCCX
    fund number               483        683        783

    DWS MID CAP GROWTH FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital growth.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of medium-sized growth-oriented companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over securities within their sectors.

            Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

            - Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

14 | DWS Mid Cap Growth Fund

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.



                                                   DWS Mid Cap Growth Fund  | 15
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

16 | DWS Mid Cap Growth Fund

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


                                                   DWS Mid Cap Growth Fund  | 17

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


18 | DWS Mid Cap Growth Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class A, B and C shares of the fund is June 28, 2002. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A. Investment Class shares merged into Class S shares on October 20, 2006.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B or C and the current applicable sales charges of Classes A, B, and C.

DWS Mid Cap Growth Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)



49.68       -1.70      -13.37      -20.49     28.34       9.84     12.24      10.77      7.92       -50.13
1999       2000        2001        2002       2003       2004      2005       2006       2007       2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.95%, Q4 1999              WORST QUARTER: -32.68%, Q4 2008



                                                   DWS Mid Cap Growth Fund  | 19

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008 (Fund returns include the effects of maximum sales load.)


                                               1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                         -52.99        -7.08        -1.04
   Return after Taxes on Distributions         -52.99        -8.09        -2.32
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -36.46*       -5.49*       -0.74*
 CLASS B (Return before Taxes)                 -51.98        -6.84        -1.28
 CLASS C (Return before Taxes)                 -50.53        -6.70        -1.29
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -44.32        -2.33        -0.19


* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


20 | DWS Mid Cap Growth Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                   None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee                                   0.63  %          0.63%         0.63%
 Distribution/Service (12b-1) Fee                 0.24             0.99          1.00
 Other Expenses 4                                 0.50             0.57          0.49
 TOTAL ANNUAL OPERATING EXPENSES 5, 6             1.37             2.19          2.12


1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.18% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

6   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.


                                                   DWS Mid Cap Growth Fund  | 21

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
 Class A shares         $706         $984       $1,282       $2,127
 Class B shares*         622          985        1,375        2,125
 Class C shares          315          664        1,139        2,452

 EXPENSES, assuming you kept your shares
 Class A shares         $706         $984       $1,282       $2,127
 Class B shares*         222          685        1,175        2,125
 Class C shares          215          664        1,139        2,452


* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

22 | DWS Mid Cap Growth Fund

                                Class A    Class B    Class C
  ticker symbol                 SSDAX      SSDBX      SSDCX
    fund number                 471        671        771

    DWS SMALL CAP GROWTH FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital growth.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million. The fund may invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

            Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

            - Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

                                                 DWS Small Cap Growth Fund  | 23

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

            Portfolio management looks primarily for financial attributes that set these companies apart:

            -  estimated above-average growth in revenues and earnings; and

            - a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


24 | DWS Small Cap Growth Fund

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.


                                                 DWS Small Cap Growth Fund  | 25

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

26 | DWS Small Cap Growth Fund

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                 DWS Small Cap Growth Fund  | 27

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class A, B and C shares is June 28, 2002. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A. Investment Class shares merged into Class S shares on October 20, 2006.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B or C and the current applicable sales charge of Classes A, B, and C.

DWS Small Cap Growth Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)



44.75      10.28       -8.56      -22.31     21.68      13.29       6.89      4.73     5.63       -50.39
1999       2000       2001        2002       2003       2004       2005      2006      2007       2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 27.14%, Q4 1999              WORST QUARTER: -32.52%, Q4 2008



28 | DWS Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008 (Fund returns include the effects of the maximum sales load.)


                                               1 YEAR        5 YEARS       10 YEARS
 CLASS A
   Return before Taxes                         -53.24          -8.93        -1.45
   Return after Taxes on Distributions         -53.47         -10.01        -2.61
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -34.31*         -7.02*       -1.13*
 CLASS B (Return before Taxes)                 -52.19          -8.68        -1.60
 CLASS C (Return before Taxes)                 -50.77          -8.53        -1.60
 RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -38.54          -2.35        -0.76


* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                 DWS Small Cap Growth Fund  | 29

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                   None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee                                   0.65  %          0.65%         0.65
 Distribution/Service (12b-1) Fee                 0.21             1.00          0.98
 Other Expenses4                                  0.49             0.67          0.56
 TOTAL ANNUAL OPERATING EXPENSES5                 1.35             2.32          2.19
 Less Expense Waiver/Reimbursement6               0.10             0.32          0.19
 NET ANNUAL FUND OPERATING
 EXPENSES6                                        1.25             2.00          2.00


1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

6   Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for Class A shares, and 2.00% for both Class B and C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

30 | DWS Small Cap Growth Fund

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
 Class A shares         $695         $969       $1,263       $2,097
 Class B shares*         603          994        1,411        2,163
 Class C shares          303          667        1,157        2,509

 EXPENSES, assuming you kept your shares
 Class A shares         $695         $969       $1,263       $2,097
 Class B shares*         203          694        1,211        2,163
 Class C shares          203          667        1,157        2,509


* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

                                                 DWS Small Cap Growth Fund  | 31

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to each fund's 80% investment policy as described herein.

           - As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - Each fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

           - Certain DWS fund-of-funds are permitted to invest in each fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs. The Advisor will monitor the impact of these transactions and a fund may discontinue such arrangements if they are not deemed to be in the best interests of a fund.


           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid


32 | Other Policies and Secondary Risks
           secondary market; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


                                        Other Policies and Secondary Risks  | 33

WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


34 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.


FUND NAME                                   FEE PAID
  DWS Micro Cap Fund                           0.88%*
  DWS Mid Cap Growth Fund                     0.63  %
  DWS Small Cap Growth Fund                   0.65  %


           * Reflects the effects of expense limitations and/or fee waivers then in effect.


           Effective October 1, 2008, DWS Micro Cap Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 1.100% of the fund's average daily net assets up to $250 million, 0.950% of the next $250 million and 0.800% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee for providing most of each fund's administrative services.


                                        Who Manages and Oversees the Funds  | 35

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the team has authority over all aspects of each fund's investment portfolio, including but not limited to, purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of each fund:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 2001 and the funds in 2006.
- Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
- Director, International Research at PCM International (1989-1996).
- Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
- Analyst at Prudential-Bache Capital Funding in London (1987-1988).
- Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
- BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1999 and the funds in 2008.
- Research analyst for US Micro, Small and Mid Cap Equity: New York.
- Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
- BA, Columbia University; MBA, Stern School of Business, New York University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1996 and the funds in 2009.
- Over 14 years of investment industry experience.
- BS, State University of New York at Fredonia.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


36 | Who Manages and Oversees the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS Micro Cap Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the following tables for DWS Micro Cap Fund for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.


                                                      Financial Highlights  | 37

DWS Micro Cap Fund - Class A


YEARS ENDED SEPTEMBER
30,                                   2008           2007             2006              2005           2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  20.09       $  18.87         $  22.45          $  20.99       $  18.69
------------------------------     --------       --------         --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                            (  .16)        (  .25)          (  .22)d          (  .32)        (  .31)
______________________________     ________       ________         ________          ________       ________
  Net realized and unrealized
  gain (loss)                        ( 3.83)          5.02              .24              3.93           2.61
------------------------------     --------       --------         --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( 3.99)          4.77              .02              3.61           2.30
______________________________     ________       ________         ________          ________       ________
Less distributions from:
  Net realized gains                 ( 2.87)        ( 3.55)          ( 3.60)           ( 2.15)             -
______________________________     ________       ________         ________          ________       ________
Redemption fees                         .00*           .00*             .00*              .00*             -
------------------------------     --------       --------         --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  13.23       $  20.09         $  18.87          $  22.45       $  20.99
------------------------------     --------       --------         --------          --------       --------
Total Return (%)b,c                  (22.41)         27.19           (  .90)d,e         17.88          12.37
------------------------------     --------       --------         --------          --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------     --------
Net assets, end of period ($
millions)                                16             27               29                26             22
______________________________     ________       ________         ________          ________       ________
Ratio of expenses before
expense reductions (%)                 2.36           2.17             2.29              2.24           2.15
______________________________     ________       ________         ________          ________       ________
Ratio of expenses after
expense reductions (%)                 1.72           1.64             1.75              1.74           1.74
______________________________     ________       ________         ________          ________       ________
Ratio of net investment
income (loss) (%)                    ( 1.04)        ( 1.29)          ( 1.09)d          ( 1.52)        ( 1.47)
______________________________     ________       ________         ________          ________       ________
Portfolio turnover rate (%)              59             73              100               108             99
------------------------------     --------       --------         --------          --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Total return does not reflect the effect of any sales charges.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.33% lower.

e   The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

*
  Amount is less than $.005.

38 | Financial Highlights

DWS Micro Cap Fund - Class B


YEARS ENDED SEPTEMBER
30,                                     2008           2007             2006              2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  19.03       $  18.16         $  21.88          $  20.64       $  18.52
--------------------------------     --------       --------         --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .26)        (  .37)          (  .36)d          (  .47)        (  .46)
________________________________     ________       ________         ________          ________       ________
  Net realized and unrealized
  gain (loss)                          ( 3.59)          4.79              .24              3.86           2.58
--------------------------------     --------       --------         --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 3.85)          4.42           (  .12)             3.39           2.12
________________________________     ________       ________         ________          ________       ________
Less distributions from:
  Net realized gains                   ( 2.87)        ( 3.55)          ( 3.60)           ( 2.15)             -
________________________________     ________       ________         ________          ________       ________
Redemption fees                           .00*           .00*             .00*              .00*             -
--------------------------------     --------       --------         --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  12.31       $  19.03         $  18.16          $  21.88       $  20.64
--------------------------------     --------       --------         --------          --------       --------
Total Return (%)b,c                    (23.01)         26.18           ( 1.60)d,e         16.95          11.56
--------------------------------     --------       --------         --------          --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                                2              4                4                 5              5
________________________________     ________       ________         ________          ________       ________
Ratio of expenses before
expense reductions (%)                   3.19           3.00             3.05              2.98           2.90
________________________________     ________       ________         ________          ________       ________
Ratio of expenses after
expense reductions (%)                   2.47           2.39             2.50              2.49           2.49
________________________________     ________       ________         ________          ________       ________
Ratio of net investment
income (loss) (%)                      ( 1.79)        ( 2.04)          ( 1.84)d          ( 2.27)        ( 2.22)
________________________________     ________       ________         ________          ________       ________
Portfolio turnover rate (%)                59             73              100               108             99
--------------------------------     --------       --------         --------          --------       --------


a   Based on average shares outstanding during the period.

b
  Total return would have been lower had certain expenses not been reduced.

c   Total return does not reflect the effect of any sales charges.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.34% lower.

e   The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 39

DWS Micro Cap Fund - Class C


YEARS ENDED SEPTEMBER
30,                                     2008           2007             2006              2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  19.03       $  18.15         $  21.88          $  20.64       $  18.51
--------------------------------     --------       --------         --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .26)        (  .37)          (  .36)d          (  .47)        (  .46)
________________________________     ________       ________         ________          ________       ________
  Net realized and unrealized
  gain (loss)                          ( 3.59)          4.80              .23              3.86           2.59
--------------------------------     --------       --------         --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 3.85)          4.43           (  .13)             3.39           2.13
________________________________     ________       ________         ________          ________       ________
Less distributions from:
  Net realized gains                   ( 2.87)        ( 3.55)          ( 3.60)           ( 2.15)             -
________________________________     ________       ________         ________          ________       ________
Redemption fees                           .00*           .00*             .00*              .00*             -
--------------------------------     --------       --------         --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  12.31       $  19.03         $  18.15          $  21.88       $  20.64
--------------------------------     --------       --------         --------          --------       --------
Total Return (%)b,c                    (23.01)         26.26           ( 1.66)d,e         16.95          11.56
--------------------------------     --------       --------         --------          --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                                5              8                8                 9             14
________________________________     ________       ________         ________          ________       ________
Ratio of expenses before
expense reductions (%)                   3.11           2.94             3.02              2.98           2.90
________________________________     ________       ________         ________          ________       ________
Ratio of expenses after
expense reductions (%)                   2.47           2.39             2.50              2.49           2.49
________________________________     ________       ________         ________          ________       ________
Ratio of net investment
income (loss) (%)                      ( 1.79)        ( 2.04)          ( 1.84)d          ( 2.27)        ( 2.22)
________________________________     ________       ________         ________          ________       ________
Portfolio turnover rate (%)                59             73              100               108             99
--------------------------------     --------       --------         --------          --------       --------


a   Based on average shares outstanding during the period.

b
  Total return would have been lower had certain expenses not been reduced.

c   Total return does not reflect the effect of any sales charges.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.34% lower.

e   The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

*   Amount is less than $.005.

40 | Financial Highlights

DWS Mid Cap Growth Fund - Class A


YEARS ENDED SEPTEMBER
30,                                     2008           2007           2006            2005           2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  19.07       $  15.70        $ 15.17        $  12.06       $  11.46
--------------------------------     --------       --------        -------        --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .09)        (  .14)        (  .14)d        (  .12)        (  .10)
________________________________     ________       ________        _______        ________       ________
  Net realized and unrealized
  gain (loss)                          ( 4.67)          3.51            .67            3.23            .70
--------------------------------     --------       --------        -------        --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.76)          3.37            .53            3.11            .60
________________________________     ________       ________        _______        ________       ________
Less distributions from:
  Net realized gains                   ( 2.50)             -              -               -              -
________________________________     ________       ________        _______        ________       ________
Redemption fees                           .00*           .00*           .00*            .00*             -
--------------------------------     --------       --------        -------        --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  11.81       $  19.07        $ 15.70        $  15.17       $  12.06
--------------------------------     --------       --------        -------        --------       --------
Total Return (%)b,c                    (28.43)         21.46         3.49d            25.79           5.24
--------------------------------     --------       --------        -------        --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                              236            566            528             587            242
________________________________     ________       ________        _______        ________       ________
Ratio of expenses before
expense reductions (%)                   1.37           1.25           1.35            1.31           1.35
________________________________     ________       ________        _______        ________       ________
Ratio of expenses after
expense reductions (%)                   1.25           1.24           1.29            1.25           1.25
________________________________     ________       ________        _______        ________       ________
Ratio of net investment
income (loss) (%)                      (  .62)        (  .76)        (  .90)d        (  .83)        (  .86)
________________________________     ________       ________        _______        ________       ________
Portfolio turnover rate (%)                82             56             53              83            116
--------------------------------     --------       --------        -------        --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Total return does not reflect the effect of any sales charges.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 41

DWS Mid Cap Growth Fund - Class B


YEARS ENDED SEPTEMBER
30,                                     2008           2007            2006            2005           2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  18.32       $  15.21         $ 14.81        $  11.86       $  11.35
--------------------------------     --------       --------         -------        --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .19)       (   .26)         (  .25)d        (  .22)        (  .19)
________________________________     ________       ________         _______        ________       ________
  Net realized and unrealized
  gain (loss)                          ( 4.44)          3.37             .65            3.17            .70
--------------------------------     --------       --------         -------        --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.63)          3.11             .40            2.95            .51
________________________________     ________       ________         _______        ________       ________
Less distributions from:
  Net realized gains                   ( 2.50)             -               -               -              -
________________________________     ________       ________         _______        ________       ________
Redemption fees                           .00*           .00*            .00*            .00*             -
--------------------------------     --------       --------         -------        --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  11.19       $  18.32         $ 15.21        $  14.81       $  11.86
--------------------------------     --------       --------         -------        --------       --------
Total Return (%)b,c                    (28.95)         20.45         2.70d             24.87           4.49
--------------------------------     --------       --------         -------        --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                               16             33              40              56              9
________________________________     ________       ________         _______        ________       ________
Ratio of expenses before
expense reductions (%)                   2.19           2.16            2.21            2.05           2.10
________________________________     ________       ________         _______        ________       ________
Ratio of expenses after
expense reductions (%)                   2.00           2.00            2.04            2.00           2.00
________________________________     ________       ________         _______        ________       ________
Ratio of net investment
income (loss) (%)                      ( 1.37)       (  1.52)         ( 1.65)d        ( 1.58)        ( 1.61)
________________________________     ________       ________         _______        ________       ________
Portfolio turnover rate (%)                82             56              53              83            116
--------------------------------     --------       --------         -------        --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Total return does not reflect the effect of any sales charges.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

*   Amount is less than $.005.

42 | Financial Highlights

DWS Mid Cap Growth Fund - Class C


YEARS ENDED SEPTEMBER
30,                                     2008           2007            2006            2005           2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  18.31       $  15.20         $ 14.80        $  11.85       $  11.35
--------------------------------     --------       --------         -------        --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .19)        (  .26)         (  .25)d        (  .22)        (  .19)
________________________________     ________       ________         _______        ________       ________
  Net realized and unrealized
  gain (loss)                          ( 4.43)          3.37             .65            3.17            .69
--------------------------------     --------       --------         -------        --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.62)          3.11             .40            2.95            .50
________________________________     ________       ________         _______        ________       ________
Less distributions from:
  Net realized gains                   ( 2.50)             -               -               -              -
________________________________     ________       ________         _______        ________       ________
Redemption fees                           .00*           .00*            .00*            .00*             -
--------------------------------     --------       --------         -------        --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  11.19       $  18.31         $ 15.20        $  14.80       $  11.85
--------------------------------     --------       --------         -------        --------       --------
Total Return (%)b,c                    (28.90)         20.46         2.70d             24.89           4.41
--------------------------------     --------       --------         -------        --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                               17             28              28              34              8
________________________________     ________       ________         _______        ________       ________
Ratio of expenses before
expense reductions (%)                   2.12           2.07            2.09            2.05           2.10
________________________________     ________       ________         _______        ________       ________
Ratio of expenses after
expense reductions (%)                   2.00           2.00            2.04            2.00           2.00
________________________________     ________       ________         _______        ________       ________
Ratio of net investment
income (loss) (%)                      ( 1.37)        ( 1.52)         ( 1.65)d        ( 1.58)        ( 1.61)
________________________________     ________       ________         _______        ________       ________
Portfolio turnover rate (%)                82             56              53              83            116
--------------------------------     --------       --------         -------        --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Total return does not reflect the effect of any sales charges.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 43

DWS Small Cap Growth Fund - Class A


YEARS ENDED SEPTEMBER
30,                                     2008           2007             2006             2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  26.32        $  23.60         $ 24.96         $  21.29       $  19.74
--------------------------------     --------        --------         -------         --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .11)         (  .18)         (  .23)c         (  .25)        (  .20)
________________________________     ________        ________         _______         ________       ________
  Net realized and unrealized
  gain (loss)                          ( 7.80)           4.51             .83             4.09           1.75
--------------------------------     --------        --------         -------         --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 7.91)           4.33             .60             3.84           1.55
________________________________     ________        ________         _______         ________       ________
Less distributions from:
  Net realized gains                   (  .36)         ( 1.61)         ( 1.96)          (  .17)             -
________________________________     ________        ________         _______         ________       ________
Redemption fees                           .00*            .00*            .00*             .00*             -
--------------------------------     --------        --------         -------         --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  18.05        $  26.32         $ 23.60         $  24.96       $  21.29
--------------------------------     --------        --------         -------         --------       --------
Total Return (%)b                      (30.40)          19.08         2.20c,d            17.91           7.95
--------------------------------     --------        --------         -------         --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               38              59              87               80             40
________________________________     ________        ________         _______         ________       ________
Ratio of expenses before
expense reductions (%)                   1.35            1.37            1.42             1.37           1.35
________________________________     ________        ________         _______         ________       ________
Ratio of expenses after
expense reductions (%)                   1.25            1.25            1.29             1.25           1.25
________________________________     ________        ________         _______         ________       ________
Ratio of net investment
income (loss) (%)                      (  .52)         (  .73)         (  .91)c         ( 1.03)        (  .93)
________________________________     ________        ________         _______         ________       ________
Portfolio turnover rate (%)                82          64e                 74              119            116
--------------------------------     --------        --------         -------         --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.
   Total return does not reflect the effect of any sales charges.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

d   The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

e   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Amount is less than $.005.

44 | Financial Highlights

DWS Small Cap Growth Fund - Class B


YEARS ENDED SEPTEMBER
30,                                     2008           2007             2006             2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  25.18        $  22.81         $ 24.36         $  20.94       $  19.56
--------------------------------     --------        --------         -------         --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .26)         (  .35)         (  .40)c         (  .42)        (  .36)
________________________________     ________        ________         _______         ________       ________
  Net realized and unrealized
  gain (loss)                          ( 7.42)           4.33             .81             4.01           1.74
--------------------------------     --------        --------         -------         --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 7.68)           3.98             .41             3.59           1.38
________________________________     ________        ________         _______         ________       ________
Less distributions from:
  Net realized gains                   (  .36)         ( 1.61)         ( 1.96)          (  .17)             -
________________________________     ________        ________         _______         ________       ________
Redemption fees                           .00*            .00*            .00*             .00*             -
--------------------------------     --------        --------         -------         --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  17.14        $  25.18         $ 22.81         $  24.36       $  20.94
--------------------------------     --------        --------         -------         --------       --------
Total Return (%)b                      (30.89)          18.20         1.38c,d            17.06           7.16
--------------------------------     --------        --------         -------         --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                2               5               6                8              3
________________________________     ________        ________         _______         ________       ________
Ratio of expenses before
expense reductions (%)                   2.32            2.26            2.24             2.11           2.10
________________________________     ________        ________         _______         ________       ________
Ratio of expenses after
expense reductions (%)                   2.00            2.00            2.04             2.00           2.00
________________________________     ________        ________         _______         ________       ________
Ratio of net investment
income (loss) (%)                      ( 1.27)         ( 1.48)         ( 1.66)c         ( 1.78)        ( 1.68)
________________________________     ________        ________         _______         ________       ________
Portfolio turnover rate (%)                82          64e                 74              119            116
--------------------------------     --------        --------         -------         --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.
   Total return does not reflect the effect of any sales charges.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.

d   The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

e   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Amount is less than $.005.

                                                      Financial Highlights  | 45

DWS Small Cap Growth Fund - Class C


YEARS ENDED SEPTEMBER
30,                                     2008           2007             2006             2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  25.19        $  22.81         $ 24.36         $  20.94       $  19.56
--------------------------------     --------        --------         -------         --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .26)         (  .35)         (  .40)c         (  .42)        (  .36)
________________________________     ________        ________         _______         ________       ________
  Net realized and unrealized
  gain (loss)                          ( 7.43)           4.34             .81             4.01           1.74
--------------------------------     --------        --------         -------         --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 7.69)           3.99             .41             3.59           1.38
________________________________     ________        ________         _______         ________       ________
Less distributions from:
  Net realized gains                   (  .36)         ( 1.61)         ( 1.96)          (  .17)             -
________________________________     ________        ________         _______         ________       ________
Redemption fees                           .00*            .00*            .00*             .00*             -
--------------------------------     --------        --------         -------         --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  17.14        $  25.19         $ 22.81         $  24.36       $  20.94
--------------------------------     --------        --------         -------         --------       --------
Total Return (%)b                      (30.92)          18.25         1.38c,d            17.06           7.16
--------------------------------     --------        --------         -------         --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                5               9               9               10              5
________________________________     ________        ________         _______         ________       ________
Ratio of expenses before
expense reductions (%)                   2.19            2.16            2.11             2.10           2.10
________________________________     ________        ________         _______         ________       ________
Ratio of expenses after
expense reductions (%)                   2.00            2.00            2.04             2.00           2.00
________________________________     ________        ________         _______         ________       ________
Ratio of net investment
income (loss) (%)                      ( 1.27)         ( 1.48)         ( 1.66)c         ( 1.78)        ( 1.68)
________________________________     ________        ________         _______         ________       ________
Portfolio turnover rate (%)                82          64e                 74              119            116
--------------------------------     --------        --------         -------         --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.
   Total return does not reflect the effect of any sales charges.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

d   The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

e   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Amount is less than $.005.

46 | Financial Highlights

HOW TO INVEST IN THE FUNDS
This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
                                              -  Some investors may be able to reduce
 -  Sales charge of up to 5.75% charged
                                             or eliminate their sales charge; see
  when you buy shares
                                             "Class A shares"
 -  In most cases, no charge when you
                                             -  Total annual expenses are lower than
  sell shares
                                             those for Class B or Class C
 -  Up to 0.25% annual shareholder           -  Distributions are generally higher than
  servicing fee                              Class B or Class C
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                             zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares        -  Shares automatically convert to
  you bought within the last six years       Class A after six years, which means
                                             lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing      -  Distributions are generally lower than
  fee                                        Class A
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                             year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                             Class B shares, but your shares never
  charged when you sell shares you
                                             automatically convert to Class A, so
  bought within the last year
                                             annual expenses remain higher than
 -  0.75% annual distribution fee and up
                                             Class A
  to 0.25% annual shareholder servicing
                                             -  Distributions are generally lower than
  fee
                                             Class A


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.



48 | Choosing a Share Class

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
  Up to $50,000                 5.75%                     6.10%
$    50,000-$99,999             4.50                      4.71
$  100,000-$249,999             3.50                      3.63
$  250,000-$499,999             2.60                      2.67
$  500,000-$999,999             2.00                      2.04
  $1 million or more            see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

                                                    Choosing a Share Class  | 49

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of a fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


50 | Choosing a Share Class

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


                                                    Choosing a Share Class  | 51

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


52 | Choosing a Share Class

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 53

How to BUY Class A, B and C Shares



 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for most accounts and IRAs
 $500 or more for IRAs                          $50 or more for an account with an
 $500 or more for an account with an            Automatic Investment Plan
 Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                Investments" and an investment slip
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    include a letter with your name,
  Investments"                                  account number, the full name of the
                                                fund and the share class and your
                                                investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your             -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-
                                                investments.com or log in if already
                                                registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

54 | How to Buy Class A, B and C Shares

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
  method that's most convenient for you         method that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



                           How to Exchange or Sell Class A, B and C Shares  | 55

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


56 | How to Exchange or Sell Class A, B and C Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                           How to Exchange or Sell Class A, B and C Shares | 57 broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


58 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 59

           INITIAL PURCHASE MINIMUMS. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


60 | Policies You Should Know About

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.

                                            Policies You Should Know About  | 61

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


62 | Policies You Should Know About

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by


                                            Policies You Should Know About  | 63
           the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.


64 | Policies You Should Know About

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money


                                            Policies You Should Know About  | 65
           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


66 | Policies You Should Know About

            - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday


                                            Policies You Should Know About  | 67
           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on


68 | Policies You Should Know About
           which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 69

            - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)


70 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.

           DIVIDENDS AND DISTRIBUTIONS ARE PAID ANNUALLY IN DECEMBER AND, IF NECESSARY, MAY BE PAID AT OTHER TIMES AS WELL.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
                     Understanding Distributions and Taxes | 71 gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           If a fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares. However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.


72 | Understanding Distributions and Taxes

           Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a gain from the


                                     Understanding Distributions and Taxes  | 73
           sale or exchange of your shares. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.



74 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 75

DWS Micro Cap Fund - Class A



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.21%             -3.12%       $  9,687.96        $   786.20
   2           10.25%        2.21%             -0.42%       $  9,958.25        $   217.09
   3           15.76%        2.21%              2.36%       $ 10,236.09        $   223.15
   4           21.55%        2.21%              5.22%       $ 10,521.67        $   229.37
   5           27.63%        2.21%              8.15%       $ 10,815.23        $   235.77
   6           34.01%        2.21%             11.17%       $ 11,116.97        $   242.35
   7           40.71%        2.21%             14.27%       $ 11,427.14        $   249.11
   8           47.75%        2.21%             17.46%       $ 11,745.95        $   256.06
   9           55.13%        2.21%             20.74%       $ 12,073.67        $   263.21
  10           62.89%        2.21%             24.11%       $ 12,410.52        $   270.55
  TOTAL                                                                        $ 2,972.86


DWS Micro Cap Fund - Class B




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        3.04%              1.96%       $ 10,196.00        $   306.98
   2           10.25%        3.04%              3.96%       $ 10,395.84        $   313.00
   3           15.76%        3.04%              6.00%       $ 10,599.60        $   319.13
   4           21.55%        3.04%              8.07%       $ 10,807.35        $   325.39
   5           27.63%        3.04%             10.19%       $ 11,019.18        $   331.76
   6           34.01%        3.04%             12.35%       $ 11,235.15        $   338.27
   7           40.71%        2.21%             15.49%       $ 11,548.61        $   251.76
   8           47.75%        2.21%             18.71%       $ 11,870.82        $   258.78
   9           55.13%        2.21%             22.02%       $ 12,202.02        $   266.00
  10           62.89%        2.21%             25.42%       $ 12,542.45        $   273.43
  TOTAL                                                                        $ 2,984.50



76 | Appendix

DWS Micro Cap Fund - Class C



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.96%              2.04%       $ 10,204.00        $   299.02
   2           10.25%        2.96%              4.12%       $ 10,412.16        $   305.12
   3           15.76%        2.96%              6.25%       $ 10,624.57        $   311.34
   4           21.55%        2.96%              8.41%       $ 10,841.31        $   317.70
   5           27.63%        2.96%             10.62%       $ 11,062.47        $   324.18
   6           34.01%        2.96%             12.88%       $ 11,288.15        $   330.79
   7           40.71%        2.96%             15.18%       $ 11,518.43        $   337.54
   8           47.75%        2.96%             17.53%       $ 11,753.40        $   344.42
   9           55.13%        2.96%             19.93%       $ 11,993.17        $   351.45
  10           62.89%        2.96%             22.38%       $ 12,237.83        $   358.62
  TOTAL                                                                        $ 3,280.18


DWS Mid Cap Growth Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.37%             -2.33%       $  9,767.13        $   706.47
   2           10.25%        1.37%              1.22%       $ 10,121.67        $   136.24
   3           15.76%        1.37%              4.89%       $ 10,489.09        $   141.18
   4           21.55%        1.37%              8.70%       $ 10,869.85        $   146.31
   5           27.63%        1.37%             12.64%       $ 11,264.42        $   151.62
   6           34.01%        1.37%             16.73%       $ 11,673.32        $   157.12
   7           40.71%        1.37%             20.97%       $ 12,097.06        $   162.83
   8           47.75%        1.37%             25.36%       $ 12,536.18        $   168.74
   9           55.13%        1.37%             29.91%       $ 12,991.25        $   174.86
  10           62.89%        1.37%             34.63%       $ 13,462.83        $   181.21
  TOTAL                                                                        $ 2,126.58



                                                                  Appendix  | 77

DWS Mid Cap Growth Fund - Class B



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.19%              2.81%       $ 10,281.00        $   222.08
   2           10.25%        2.19%              5.70%       $ 10,569.90        $   228.32
   3           15.76%        2.19%              8.67%       $ 10,866.91        $   234.73
   4           21.55%        2.19%             11.72%       $ 11,172.27        $   241.33
   5           27.63%        2.19%             14.86%       $ 11,486.21        $   248.11
   6           34.01%        2.19%             18.09%       $ 11,808.97        $   255.08
   7           40.71%        1.37%             22.38%       $ 12,237.64        $   164.72
   8           47.75%        1.37%             26.82%       $ 12,681.87        $   170.70
   9           55.13%        1.37%             31.42%       $ 13,142.22        $   176.89
  10           62.89%        1.37%             36.19%       $ 13,619.28        $   183.32
  TOTAL                                                                        $ 2,125.28


DWS Mid Cap Growth Fund - Class C




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.12%              2.88%       $ 10,288.00        $   215.05
   2           10.25%        2.12%              5.84%       $ 10,584.29        $   221.25
   3           15.76%        2.12%              8.89%       $ 10,889.12        $   227.62
   4           21.55%        2.12%             12.03%       $ 11,202.73        $   234.17
   5           27.63%        2.12%             15.25%       $ 11,525.37        $   240.92
   6           34.01%        2.12%             18.57%       $ 11,857.30        $   247.86
   7           40.71%        2.12%             21.99%       $ 12,198.79        $   254.99
   8           47.75%        2.12%             25.50%       $ 12,550.11        $   262.34
   9           55.13%        2.12%             29.12%       $ 12,911.56        $   269.89
  10           62.89%        2.12%             32.83%       $ 13,283.41        $   277.67
  TOTAL                                                                        $ 2,451.76



78 | Appendix

DWS Small Cap Growth Fund - Class A



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.25%             -2.22%       $  9,778.44        $   695.02
   2           10.25%        1.35%              1.35%       $ 10,135.35        $   134.42
   3           15.76%        1.35%              5.05%       $ 10,505.29        $   139.32
   4           21.55%        1.35%              8.89%       $ 10,888.73        $   144.41
   5           27.63%        1.35%             12.86%       $ 11,286.17        $   149.68
   6           34.01%        1.35%             16.98%       $ 11,698.12        $   155.14
   7           40.71%        1.35%             21.25%       $ 12,125.10        $   160.81
   8           47.75%        1.35%             25.68%       $ 12,567.67        $   166.68
   9           55.13%        1.35%             30.26%       $ 13,026.39        $   172.76
  10           62.89%        1.35%             35.02%       $ 13,501.85        $   179.07
  TOTAL                                                                        $ 2,097.31


DWS Small Cap Growth Fund - Class B




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.00%              3.00%       $ 10,300.00        $   203.00
   2           10.25%        2.32%              5.76%       $ 10,576.04        $   242.16
   3           15.76%        2.32%              8.59%       $ 10,859.48        $   248.65
   4           21.55%        2.32%             11.51%       $ 11,150.51        $   255.32
   5           27.63%        2.32%             14.49%       $ 11,449.35        $   262.16
   6           34.01%        2.32%             17.56%       $ 12,756.19        $   269.18
   7           40.71%        1.35%             21.85%       $ 12,185.29        $   161.60
   8           47.75%        1.35%             26.30%       $ 12,630.05        $   167.50
   9           55.13%        1.35%             30.91%       $ 13,091.05        $   173.62
  10           62.89%        1.35%             35.69%       $ 13,568.87        $   179.95
  TOTAL                                                                        $ 2,163.14



                                                                  Appendix  | 79

DWS Small Cap Growth Fund - Class C



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.00%              3.00%       $ 10,300.00        $   203.00
   2           10.25%        2.19%              5.89%       $ 10,589.43        $   228.74
   3           15.76%        2.19%              8.87%       $ 10,886.99        $   235.17
   4           21.55%        2.19%             11.93%       $ 11,192.92        $   241.78
   5           27.63%        2.19%             15.07%       $ 11,507.44        $   248.57
   6           34.01%        2.19%             18.31%       $ 11,830.80        $   255.55
   7           40.71%        2.19%             21.63%       $ 12,163.24        $   262.73
   8           47.75%        2.19%             25.05%       $ 12,505.03        $   270.12
   9           55.13%        2.19%             28.56%       $ 12,856.42        $   277.71
  10           62.89%        2.19%             32.18%       $ 13,217.69        $   285.51
  TOTAL                                                                        $ 2,508.88



80 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Investments at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048



SEC FILE NUMBER:
DWS Advisor Funds               DWS Micro Cap Fund    811-04760
DWS Advisor Funds          DWS Mid Cap Growth Fund    811-04760
DWS Advisor Funds        DWS Small Cap Growth Fund    811-04760





(02/01/09) DSAGF2-1              [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2009







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                               DWS MICRO CAP FUND


                            DWS MID CAP GROWTH FUND


                           DWS SMALL CAP GROWTH FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW EACH FUND WORKS
  4      DWS Micro Cap Fund
 13      DWS Mid Cap Growth Fund
 21      DWS Small Cap Growth Fund
 29      Other Policies and Secondary
         Risks
 31      Who Manages and Oversees
         the Funds
 34      Financial Highlights


HOW TO INVEST IN THE FUNDS
 39      Buying and Selling
         Institutional Class Shares
 45      Policies You Should Know
         About
 56      Understanding Distributions
         and Taxes
 60      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                            Institutional Class
  ticker symbol             MGMCX
    fund number             589

    DWS MICRO CAP FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks capital appreciation.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum). The fund's equity investments are mainly common stocks, but may also include other types of equity securities, such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process, which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over securities within their sectors.

            Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on undervalued stocks with fast-growing earnings that they believe have superior near-to-intermediate term performance potential.

4 | DWS Micro Cap Fund

            - Portfolio management emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            The fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that portfolio management believes to be of high quality.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.


                                                         DWS Micro Cap Fund  | 5

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            MICRO CAPITALIZATION COMPANY RISK. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in micro capitalization company investing - can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.



6 | DWS Micro Cap Fund

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

                                                         DWS Micro Cap Fund  | 7

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


8 | DWS Micro Cap Fund

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                         DWS Micro Cap Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance data for the period prior to July 10, 2006 provided in the bar chart below and the table on the following page are those of the fund's predecessor fund, DWS Micro Cap Fund, a series of DWS Investments Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which is a series of DWS Advisor Funds. The fund assumed the Predecessor Fund's liabilities.

DWS Micro Cap Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class



77.53       3.22     15.37       -27.07     41.00      12.96       8.15      8.74     7.44       -43.30
1999       2000      2001        2002       2003       2004       2005      2006       2007     2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.74%, Q4 1999              WORST QUARTER: -30.07%, Q4 2008

10 | DWS Micro Cap Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                               1 YEAR       5 YEARS      10 YEARS
 INSTITUTIONAL CLASS
   Return before Taxes                         -43.30        -4.14         5.81
   Return after Taxes on Distributions         -43.30        -5.94         4.19
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -28.15*       -2.71*        3.79
 RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -38.54        -2.35         -0.76


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                        DWS Micro Cap Fund  | 11

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
 Sales Charge                                        None
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fees2                                     1.10%
 Distribution/Service (12b-1) Fees                   None
 Other Expenses3                                      0.61
 TOTAL ANNUAL OPERATING EXPENSES4, 5                  1.71


1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through November 30, 2009, the Advisor has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.305% of the fund's average daily total net assets.

3   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

4   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expense at 1.44% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

5   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

Based on the costs above, this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of the period. This is only an example; actual expenses will be different.


EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $174         $539         $928       $2,019



12 | DWS Micro Cap Fund

                                 Institutional Class
  ticker symbol                  BTEAX
    fund number                  583

    DWS MID CAP GROWTH FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital growth.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of medium-sized growth-oriented companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over securities within their sectors.

            Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

            - Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

                                                   DWS Mid Cap Growth Fund  | 13

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.


14 | DWS Mid Cap Growth Fund
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

                                                   DWS Mid Cap Growth Fund  | 15

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

16 | DWS Mid Cap Growth Fund

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                   DWS Mid Cap Growth Fund  | 17

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to August 31, 2000 the bar chart and table include the performance of Equity Appreciation Fund, Institutional Class shares. On August 31, 2000 Equity Appreciation Fund, Institutional Class shares became Mid Cap Fund, Institutional shares.

DWS Mid Cap Growth Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class



49.70    -1.31    -13.14    -20.26    28.67    10.07    12.61    11.00      8.14       -49.98
1999     2000     2001      2002      2003     2004     2005     2006       2007      2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.08%, Q4 1999              WORST QUARTER: -32.65%, Q4 2008

18 | DWS Mid Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                                1 YEAR          5 YEARS        10 YEARS*
 INSTITUTIONAL CLASS
   Return before Taxes                          -49.98           -5.74           -0.20
   Return after Taxes on Distributions          -49.98           -6.12           -1.44
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -32.49**         -4.40**         -0.19**
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -44.32           -2.33           -0.19


 * Institutional Class of DWS Mid Cap Growth Fund commenced operations on August 31, 2000. Performance from January 1, 1999 through August 30, 2000 reflects actual returns of Equity Appreciation Fund Institutional Class shares.

**   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                   DWS Mid Cap Growth Fund  | 19

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
 Sales Charge                                        None
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fees                                      0.63%
 Distribution/Service (12b-1) Fees                    None
 Other Expenses 2                                     0.41
 TOTAL ANNUAL OPERATING EXPENSES 3, 4                 1.04


1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.18% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

4   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

Based on the costs above, this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of the period. This is only an example; actual expenses will be different.


EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $106         $331         $574       $1,271



20 | DWS Mid Cap Growth Fund

                                   Institutional Class
  ticker symbol                    SSDIX
    fund number                    1471

    DWS SMALL CAP GROWTH FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital growth.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million. The fund may invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

            Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

            - Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

                                                 DWS Small Cap Growth Fund  | 21

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

            Portfolio management looks primarily for financial attributes that set these companies apart:

            -  estimated above-average growth in revenues and earnings; and

            - a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


22 | DWS Small Cap Growth Fund

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.



                                                 DWS Small Cap Growth Fund  | 23

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

24 | DWS Small Cap Growth Fund

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                 DWS Small Cap Growth Fund  | 25

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Institutional Class shares commenced operations on December 20, 2004.

DWS Small Cap Growth Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class



 7.18      5.05      6.02      -50.32
2005      2006      2007      2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 11.65%, Q1 2006              WORST QUARTER: -32.45%, Q4 2008



26 | DWS Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008


                                                1 YEAR        SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                          -50.32             -11.75
   Return after Taxes on Distributions          -50.57             -12.36
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -32.39**            -9.29**
 RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -38.54              -6.12


 * Institutional Class commenced operations December 20, 2004. Index comparisons begin on December 31, 2004.

**   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                 DWS Small Cap Growth Fund  | 27

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
 Sales Charge                                        None
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fees                                      0.65%
 Distribution/Service (12b-1) Fees                   None
 Other Expenses2                                      0.34
 TOTAL ANNUAL OPERATING EXPENSES3, 4                  0.99


1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

4   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

Based on the costs above, this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of the period. This is only an example; actual expenses will be different.


EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $101         $315         $547       $1,213



28 | DWS Small Cap Growth Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to each fund's 80% investment policy as described herein.

           - As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - Each fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

           - Certain DWS fund-of-funds are permitted to invest in each fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs. The Advisor will monitor the impact of these transactions and a fund may discontinue such arrangements if they are not deemed to be in the best interests of a fund.


           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid


                                        Other Policies and Secondary Risks  | 29
           secondary market; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


30 | Other Policies and Secondary Risks

WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                        Who Manages and Oversees the Funds  | 31

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.


FUND NAME                                   FEE PAID
  DWS Micro Cap Fund                          0.88  %*
  DWS Mid Cap Growth Fund                     0.63  %
  DWS Small Cap Growth Fund                   0.65  %


           * Reflects the effects of expense limitations and/or fee waivers then in effect.


           Effective October 1, 2008, DWS Micro Cap Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 1.100% of the fund's average daily net assets up to $250 million, 0.950% of the next $250 million and 0.800% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee for providing most of each fund's administrative services.


32 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the team has authority over all aspects of each fund's investment portfolio, including but not limited to, purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of each fund:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 2001 and the funds in 2006.
- Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
- Director, International Research at PCM International (1989-1996).
- Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
- Analyst at Prudential-Bache Capital Funding in London (1987-1988).
- Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
- BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1999 and the funds in 2008.
- Research analyst for US Micro, Small and Mid Cap Equity: New York.
- Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
- BA, Columbia University; MBA, Stern School of Business, New York University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1996 and the funds in 2009.
- Over 14 years of investment industry experience.
- BS, State University of New York at Fredonia.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                        Who Manages and Oversees the Funds  | 33

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS Micro Cap Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the following table for DWS Micro Cap Fund for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.


34 | Financial Highlights

DWS Micro Cap Fund - Institutional Class


YEARS ENDED SEPTEMBER
30,                                     2008           2007             2006              2005           2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  20.77       $  19.36         $  22.90          $  21.32       $  18.93
--------------------------------     --------       --------         --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .13)        (  .21)          (  .18)c          (  .28)        (  .26)
________________________________     ________       ________         ________          ________       ________
  Net realized and unrealized
  gain (loss)                          ( 3.97)          5.17              .24              4.01           2.65
--------------------------------     --------       --------         --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.10)          4.96              .06              3.73           2.39
________________________________     ________       ________         ________          ________       ________
Less distributions from:
  Net realized gains                   ( 2.87)        ( 3.55)          ( 3.60)           ( 2.15)             -
________________________________     ________       ________         ________          ________       ________
Redemption fees                           .00*           .00*             .00*              .00*             -
--------------------------------     --------       --------         --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  13.80       $  20.77         $  19.36          $  22.90       $  21.32
--------------------------------     --------       --------         --------          --------       --------
Total Return (%)b                      (22.22)         27.58           (  .63)c,d         18.14          12.63
--------------------------------     --------       --------         --------          --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                                9             17               30                41             44
________________________________     ________       ________         ________          ________       ________
Ratio of expenses before
expense reductions (%)                   1.86           1.71             2.00              1.99           1.90
________________________________     ________       ________         ________          ________       ________
Ratio of expenses after
expense reductions (%)                   1.46           1.39             1.50              1.49           1.49
________________________________     ________       ________         ________          ________       ________
Ratio of net investment
income (loss) (%)                      (  .79)        ( 1.04)          (  .84)c          ( 1.27)        ( 1.22)
________________________________     ________       ________         ________          ________       ________
Portfolio turnover rate (%)                59             73              100               108             99
--------------------------------     --------       --------         --------          --------       --------


a   Based on average shares outstanding during the period.

b
  Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.34% lower.

d   The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 35

DWS Mid Cap Growth Fund - Institutional Class


YEARS ENDED SEPTEMBER
30,                                     2008           2007            2006            2005           2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  19.41       $  15.95         $ 15.38        $  12.19       $  11.55
--------------------------------     --------       --------         -------        --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .06)        (  .10)         (  .11)c        (  .08)        (  .08)
________________________________     ________       ________         _______        ________       ________
  Net realized and unrealized
  gain (loss)                          ( 4.76)          3.56             .68            3.27            .72
--------------------------------     --------       --------         -------        --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.82)          3.46             .57            3.19            .64
________________________________     ________       ________         _______        ________       ________
Less distributions from:
  Net realized gains                   ( 2.50)             -               -               -              -
________________________________     ________       ________         _______        ________       ________
Redemption fees                           .00*           .00*            .00*            .00*             -
--------------------------------     --------       --------         -------        --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  12.09       $  19.41         $ 15.95        $  15.38       $  12.19
--------------------------------     --------       --------         -------        --------       --------
Total Return (%)b                      (28.22)         21.69         3.71c             26.17           5.54
--------------------------------     --------       --------         -------        --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------     --------
Net assets, end of period
($ millions)                              117            387             412             417            328
________________________________     ________       ________         _______        ________       ________
Ratio of expenses before
expense reductions (%)                   1.04           1.03            1.08            1.06           1.10
________________________________     ________       ________         _______        ________       ________
Ratio of expenses after
expense reductions (%)                   1.00           1.00            1.04            1.00           1.00
________________________________     ________       ________         _______        ________       ________
Ratio of net investment
income (loss) (%)                      (  .37)        (  .52)         (  .65)c        (  .58)        (  .61)
________________________________     ________       ________         _______        ________       ________
Portfolio turnover rate (%)                82             56              53              83            116
--------------------------------     --------       --------         -------        --------       --------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

*   Amount is less than $.005.

36 | Financial Highlights

DWS Small Cap Growth Fund - Institutional Class


YEARS ENDED SEPTEMBER 30,                        2008           2007           2006           2005 a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------           -              -
NET ASSET VALUE, BEGINNING OF PERIOD          $  26.56       $  23.71       $   25.01      $   23.88
-------------------------------------------   --------       --------       ---------      ---------
Income (loss) from investment
operations:
  Net investment income (loss)b                 (  .06)        (  .10)         (  .16)d       (  .15)
___________________________________________   ________       ________       _________      _________
  Net realized and unrealized gain (loss)       ( 7.90)          4.56             .82           1.28
-------------------------------------------   --------       --------       ---------      ---------
  TOTAL FROM INVESTMENT OPERATIONS              ( 7.96)          4.46             .66           1.13
___________________________________________   ________       ________       _________      _________
Less distributions from:
  Net realized gains                            (  .36)        ( 1.61)         ( 1.96)             -
___________________________________________   ________       ________       _________      _________
Redemption fees                                    .00***         .00***          .00***         .00***
-------------------------------------------   --------       --------       ---------      ---------
NET ASSET VALUE, END OF PERIOD                $  18.24       $  26.56       $   23.71      $   25.01
-------------------------------------------   --------       --------       ---------      ---------
Total Return (%)                                (30.31)         19.57      2.41c,d,e          4.73 c**
-------------------------------------------   --------       --------      ----------      ---------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------  ----------      ---------
Net assets, end of period ($ millions)               5            116               5              4
___________________________________________   ________       ________      __________      _________
Ratio of expenses before expense
reductions (%)                                     .99            .91            1.10           1.12*
___________________________________________   ________       ________      __________      _________
Ratio of expenses after expense
reductions (%)                                     .99            .91            1.03           1.00*
___________________________________________   ________       ________      __________      _________
Ratio of net investment
income (loss) (%)                               (  .26)        (  .39)         (  .65)d       (  .78)*
___________________________________________   ________       ________      __________      _________
Portfolio turnover rate (%)                         82         64f                 74            119
-------------------------------------------   --------       --------      ----------      ---------


a   For the period December 20, 2004 (commencement of operations of
   Institutional Class shares) to September 30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

e   The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

f   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 37

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares


           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


                             Buying and Selling Institutional Class Shares  | 39

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           - Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           Each fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.


40 | Buying and Selling Institutional Class Shares

           How to contact the transfer agent


  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


           How to open your account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.


           Please note that your account cannot become activated until we receive a completed account application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Investments" and include your account number, the names and numbers of each fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."


                             Buying and Selling Institutional Class Shares  | 41

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Investments
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                    name) (see "How to open your account")


           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire,


42 | Buying and Selling Institutional Class Shares
           contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.


           Financial intermediary support payments

            The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/ or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or


                             Buying and Selling Institutional Class Shares | 43 other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


44 | Buying and Selling Institutional Class Shares

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.


                                            Policies You Should Know About  | 45

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


46 | Policies You Should Know About

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


                                            Policies You Should Know About  | 47

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial


48 | Policies You Should Know About
           intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.


                                            Policies You Should Know About  | 49

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic


50 | Policies You Should Know About
           account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments.

            QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 51
           responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

            SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


52 | Policies You Should Know About

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


                                            Policies You Should Know About  | 53

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


54 | Policies You Should Know About

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

                                            Policies You Should Know About  | 55

            - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.

           DIVIDENDS AND DISTRIBUTIONS ARE PAID ANNUALLY IN DECEMBER AND, IF NECESSARY, MAY BE PAID AT OTHER TIMES AS WELL.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

56 | Understanding Distributions and Taxes
           income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           If a fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares. However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less



                                     Understanding Distributions and Taxes  | 57

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


58 | Understanding Distributions and Taxes

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.



                                     Understanding Distributions and Taxes  | 59

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


60 | Appendix

DWS Micro Cap Fund - Institutional Class



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.71%              3.29%       $ 10,329.00        $   173.81
   2           10.25%        1.71%              6.69%       $ 10,668.82        $   179.53
   3           15.76%        1.71%             10.20%       $ 11,019.83        $   185.44
   4           21.55%        1.71%             13.82%       $ 11,382.38        $   191.54
   5           27.63%        1.71%             17.57%       $ 11,756.86        $   197.84
   6           34.01%        1.71%             21.44%       $ 12,143.66        $   204.35
   7           40.71%        1.71%             25.43%       $ 12,543.19        $   211.07
   8           47.75%        1.71%             29.56%       $ 12,955.86        $   218.02
   9           55.13%        1.71%             33.82%       $ 13,382.11        $   225.19
  10           62.89%        1.71%             38.22%       $ 13,822.38        $   232.60
  TOTAL                                                                        $ 2,019.39


DWS Mid Cap Growth Fund - Institutional Class




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.04%              3.96%       $ 10,396.00        $   106.06
   2           10.25%        1.04%              8.08%       $ 10,807.68        $   110.26
   3           15.76%        1.04%             12.36%       $ 11,235.67        $   114.63
   4           21.55%        1.04%             16.81%       $ 11,680.60        $   119.16
   5           27.63%        1.04%             21.43%       $ 12,143.15        $   123.88
   6           34.01%        1.04%             26.24%       $ 12,624.02        $   128.79
   7           40.71%        1.04%             31.24%       $ 13,123.93        $   133.89
   8           47.75%        1.04%             36.44%       $ 13,643.64        $   139.19
   9           55.13%        1.04%             41.84%       $ 14,183.93        $   144.70
  10           62.89%        1.04%             47.46%       $ 14,745.61        $   150.43
  TOTAL                                                                        $ 1,270.99



                                                                  Appendix  | 61

DWS Small Cap Growth Fund - Institutional Class



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.99%              4.01%       $ 10,401.00        $   100.98
   2           10.25%        0.99%              8.18%       $ 10,818.08        $   105.03
   3           15.76%        0.99%             12.52%       $ 11,251.89        $   109.25
   4           21.55%        0.99%             17.03%       $ 11,703.09        $   113.63
   5           27.63%        0.99%             21.72%       $ 12,172.38        $   118.18
   6           34.01%        0.99%             26.60%       $ 12,660.49        $   122.92
   7           40.71%        0.99%             31.68%       $ 13,168.18        $   127.85
   8           47.75%        0.99%             36.96%       $ 13,696.22        $   132.98
   9           55.13%        0.99%             42.45%       $ 14,245.44        $   138.31
  10           62.89%        0.99%             48.17%       $ 14,816.68        $   143.86
  TOTAL                                                                        $ 1,212.99



62 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Investments at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219210        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9210           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313



SEC FILE NUMBER:
DWS Advisor Funds               DWS Micro Cap Fund    811-04760
DWS Advisor Funds          DWS Mid Cap Growth Fund    811-04760
DWS Advisor Funds        DWS Small Cap Growth Fund    811-04760





(02/01/09) DSAGF2-1-IN          [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2009







                                   PROSPECTUS
                              ------------------
                                    CLASS S

                               DWS MICRO CAP FUND


                            DWS MID CAP GROWTH FUND


                           DWS SMALL CAP GROWTH FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW EACH FUND WORKS
  4      DWS Micro Cap Fund
 13      DWS Mid Cap Growth Fund
 21      DWS Small Cap Growth Fund
 29      Other Policies and Secondary
         Risks
 31      Who Manages and Oversees
         the Funds
 34      Financial Highlights


HOW TO INVEST IN THE FUNDS
 39      How to Buy Class S Shares
 40      How to Exchange or Sell
         Class S Shares
 43      Policies You Should Know
         About
 54      Understanding Distributions
         and Taxes
 59      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                            Class S
  ticker symbol             SMFSX
    fund number             2390

    DWS MICRO CAP FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks capital appreciation.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of initial investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum). The fund's equity investments are mainly common stocks, but may also include other types of equity securities, such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process, which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over securities within their sectors.

            Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on undervalued stocks with fast-growing earnings that they believe have superior near-to-intermediate term performance potential.

4 | DWS Micro Cap Fund

            - Portfolio management emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            The fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that portfolio management believes to be of high quality.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.


                                                         DWS Micro Cap Fund  | 5

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            MICRO CAPITALIZATION COMPANY RISK. The fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in micro capitalization company investing - can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses and may be more dependent on key personnel. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.





6 | DWS Micro Cap Fund

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

                                                         DWS Micro Cap Fund  | 7

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


8 | DWS Micro Cap Fund

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                         DWS Micro Cap Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance data for the period prior to July 10, 2006 provided in the bar chart below and the table on the following page are those of the fund's predecessor fund, DWS Micro Cap Fund, a series of DWS Investments Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which is a series of DWS Advisor Funds. The fund assumed the Predecessor Fund's liabilities.

In addition, the inception date for Class S shares of the Predecessor Fund is February 1, 2005. The inception date for Institutional Class shares of the Predecessor Fund is December 18, 1996. In the bar chart and the table, the performance figures for Class S of the Predecessor Fund before its inception date are based on the historical performance of the original share class of the Predecessor Fund (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class S.

DWS Micro Cap Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S



77.09    2.96    15.08    -27.25    40.65    12.68    7.93     8.59      7.44      -43.31
1999     2000    2001     2002      2003     2004     2005    2006      2007      2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.66%, Q4 1999              WORST QUARTER: -30.08%, Q4 2008



10 | DWS Micro Cap Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008


                                               1 YEAR       5 YEARS      10 YEARS
 CLASS S
   Return before Taxes                         -43.31        -4.26         5.61
   Return after Taxes on Distributions         -43.31        -6.45         3.78
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -28.15*       -4.36*        3.28
 RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -38.54        -2.35         -0.76


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                        DWS Micro Cap Fund  | 11

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                           CLASS S
 SHAREHOLDER FEES, paid directly from your investment
 Sales Charge                                        None
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee2                                      1.10%
 Distribution/Service (12b-1) Fee                    None
 Other Expenses3                                      0.87
 TOTAL ANNUAL OPERATING EXPENSES4, 5                  1.97


1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through November 30, 2009, the Advisor has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.305% of the fund's average daily total net assets.

3   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

4   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.44% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

5   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of the period. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $200         $618       $1,062       $2,296



12 | DWS Micro Cap Fund

                                 Class S
  ticker symbol                  SMCSX
    fund number                  2383

    DWS MID CAP GROWTH FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital growth.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of medium-sized growth-oriented companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over securities within their sectors.

            Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

            - Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

                                                   DWS Mid Cap Growth Fund  | 13

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.




            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.



14 | DWS Mid Cap Growth Fund
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

                                                   DWS Mid Cap Growth Fund  | 15

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


16 | DWS Mid Cap Growth Fund

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                   DWS Mid Cap Growth Fund  | 17

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class S shares of the fund is February 1, 2005. In the bar chart and the table, the performance figures for Class S before its inception date are based on the historical performance of the fund's original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class S. Investment Class shares merged into Class S shares on October 20, 2006.

DWS Mid Cap Growth Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S



49.68       -1.70      -13.37      -20.49     28.44       9.75     12.46      10.95       8.31      -50.05
1999       2000        2001        2002       2003       2004      2005       2006       2007      2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.95 %, Q4 1999             WORST QUARTER: -32.70%, Q4 2008



18 | DWS Mid Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008


                                               1 YEAR       5 YEARS      10 YEARS
 CLASS S
   Return before Taxes                         -50.05        -5.82        -0.36
   Return after Taxes on Distributions         -50.05        -6.84        -1.65
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -32.53*       -5.46*       -1.02*
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -44.32        -2.33        -0.19


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                   DWS Mid Cap Growth Fund  | 19

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS S
 SHAREHOLDER FEES, paid directly from your investment
 Sales Charge                                     None
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee                                    0.63%
 Distribution/Service (12b-1) Fee                 None
 Other Expenses2                                   0.38
 TOTAL ANNUAL OPERATING EXPENSES3                  1.01


1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

Based on the costs above, this example helps you compare the expenses of this Fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold you shares at the end of the period. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $103         $322         $558       $1,236



20 | DWS Mid Cap Growth Fund

                                   Class S
  ticker symbol                    SSDSX
    fund number                    2314

    DWS SMALL CAP GROWTH FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital growth.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million. The fund may invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

            The fund invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

            Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

            - Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

            - Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

                                                 DWS Small Cap Growth Fund  | 21

            - Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

            Portfolio management looks primarily for financial attributes that set these companies apart:

            -  estimated above-average growth in revenues and earnings; and

            - a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

            The fund follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

            -  the stock price reaches portfolio management's expectations;

            -  there is a material change in the company's fundamentals;

            - portfolio management believes other investments offer better opportunities; or

            - the market capitalization of a stock distorts the weighted average market capitalization of the fund.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options and write covered call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


22 | DWS Small Cap Growth Fund

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.




                                                 DWS Small Cap Growth Fund  | 23

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

24 | DWS Small Cap Growth Fund

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.


                                                 DWS Small Cap Growth Fund  | 25

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class S shares commenced operations on December 20, 2004.

DWS Small Cap Growth Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S



 7.18      5.05      5.85      -50.24
2005      2006      2007      2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 11.65%, Q1 2006              WORST QUARTER: -32.45%, Q4 2008



26 | DWS Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008


                                                1 YEAR        SINCE INCEPTION*
 CLASS S
   Return before Taxes                          -50.24             -11.75
   Return after Taxes on Distributions          -50.49             -12.36
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -32.34**            -9.29**
 RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -38.54              -6.12


 * Class S commenced operations on December 20, 2004. Index comparisons are as of December 31, 2004.

**   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                 DWS Small Cap Growth Fund  | 27

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS S
 SHAREHOLDER FEES, paid directly from your investment
 Sales Charge                                     None
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_Management Fee                                    0.65%
 Distribution/Service (12b-1) Fee                 None
 Other Expenses2                                   0.53
 TOTAL ANNUAL OPERATING EXPENSES3                  1.18
 Less Fee Waiver/Expense
 Reimbursement4                                    0.18
 NET ANNUAL FUND OPERATING
 EXPENSES4                                         1.00


1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Except as otherwise noted, the information in the table is based on amounts incurred during the fund's most recent fiscal year. It is important for you to understand that a decline in the fund's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the fund's expense ratios for the fund's current fiscal year to be higher than the expense information presented.

4   Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expense, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of the period. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $102         $357         $632       $1,416



28 | DWS Small Cap Growth Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to each fund's 80% investment policy as described herein.

           - As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - Each fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

           - Certain DWS fund-of-funds are permitted to invest in each fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs. The Advisor will monitor the impact of these transactions and a fund may discontinue such arrangements if they are not deemed to be in the best interests of a fund.


           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid


                                        Other Policies and Secondary Risks  | 29
           secondary market; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


30 | Other Policies and Secondary Risks

WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                        Who Manages and Oversees the Funds  | 31

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.


FUND NAME                                   FEE PAID
  DWS Micro Cap Fund                           0.88%*
  DWS Mid Cap Growth Fund                     0.63  %
  DWS Small Cap Growth Fund                   0.65  %


           * Reflects the effects of expense limitations and/or fee waivers then in effect.


           Effective October 1, 2008, DWS Micro Cap Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 1.100% of the fund's average daily net assets up to $250 million, 0.950% of the next $250 million and 0.800% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee for providing most of each fund's administrative services.


32 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the team has authority over all aspects of each fund's investment portfolio, including but not limited to, purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of each fund:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 2001 and the funds in 2006.
- Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
- Director, International Research at PCM International (1989-1996).
- Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
- Analyst at Prudential-Bache Capital Funding in London (1987-1988).
- Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
- BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1999 and the funds in 2008.
- Research analyst for US Micro, Small and Mid Cap Equity: New York.
- Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
- BA, Columbia University; MBA, Stern School of Business, New York University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1996 and the funds in 2009.
- Over 14 years of investment industry experience.
- BS, State University of New York at Fredonia.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                        Who Manages and Oversees the Funds  | 33

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS Micro Cap Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the following table for DWS Micro Cap Fund for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.


34 | Financial Highlights

DWS Micro Cap Fund - Class S


YEARS ENDED SEPTEMBER 30,                        2008           2007            2006            2005 a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------           -               -
NET ASSET VALUE, BEGINNING OF PERIOD          $  20.17       $  18.89        $  22.46        $  20.99
-------------------------------------------   --------       --------        --------        --------
Income (loss) from investment
operations:
  Net investment income (loss)b                 (  .13)        (  .20)         (  .20)d        (  .21)
___________________________________________   ________       ________        ________        ________
  Net realized and unrealized gain (loss)       ( 3.84)          5.03             .23            1.68
-------------------------------------------   --------       --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS              ( 3.97)          4.83             .03            1.47
___________________________________________   ________       ________        ________        ________
Less distributions from:
  Net realized gains                            ( 2.87)        ( 3.55)         ( 3.60)              -
___________________________________________   ________       ________        ________        ________
Redemption fees                                    .00***         .00***          .00***          .00***
-------------------------------------------   --------       --------        --------        --------
NET ASSET VALUE, END OF PERIOD                $  13.33       $  20.17        $  18.89        $  22.46
-------------------------------------------   --------       --------        --------        --------
Total Return (%)c                               (22.20)         27.52          (  .85)d,e        7.00**
-------------------------------------------   --------       --------        --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------    --------        --------
Net assets, end of period ($ millions)               8             11               1               5
___________________________________________   ________       ________        ________        ________
Ratio of expenses before expense
reductions (%)                                    2.12           1.93            2.21            2.23*
___________________________________________   ________       ________        ________        ________
Ratio of expenses after expense
reductions (%)                                    1.47           1.39            1.68            1.74*
___________________________________________   ________       ________        ________        ________
Ratio of net investment
income (loss) (%)                               (  .79)        ( 1.04)         ( 1.02)d        ( 1.46)*
___________________________________________   ________       ________        ________        ________
Portfolio turnover rate (%)                         59             73             100             108
-------------------------------------------   --------       --------        --------        --------


a   For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.

b   Based on average shares outstanding during the period.

c
  Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.33% lower.

e   The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 35

DWS Mid Cap Growth Fund - Class S

YEARS ENDED SEPTEMBER 30,                        2008           2007           2006           2005 a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------          -               -
NET ASSET VALUE, BEGINNING OF PERIOD          $  19.17       $  15.74       $  15.18       $   13.66
-------------------------------------------   --------       --------       --------       ---------
Income (loss) from investment
operations:
  Net investment income (loss)b                 (  .06)        (  .08)        (  .11)d        (  .06)
___________________________________________   ________       ________       ________       _________
  Net realized and unrealized gain (loss)       ( 4.69)          3.51            .67            1.58
-------------------------------------------   --------       --------       --------       ---------
  TOTAL FROM INVESTMENT OPERATIONS              ( 4.75)          3.43            .56            1.52
___________________________________________   ________       ________       ________       _________
Less distributions from:
  Net realized gains                            ( 2.50)             -              -               -
___________________________________________   ________       ________       ________       _________
Redemption fees                                    .00***         .00***         .00***          .00***
-------------------------------------------   --------       --------       --------       ---------
NET ASSET VALUE, END OF PERIOD                $  11.92       $  19.17       $  15.74       $   15.18
-------------------------------------------   --------       --------       --------       ---------
Total Return (%)c                               (28.21)       21.79c        3.69c,d          11.13 c**
-------------------------------------------   --------       --------       --------       ---------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------   --------       ---------
Net assets, end of period ($ millions)             159            255            213             223
___________________________________________   ________       ________       ________       _________
Ratio of expenses before expense
reductions (%)                                    1.01            .99           1.11            1.13*
___________________________________________   ________       ________       ________       _________
Ratio of expenses after expense
reductions (%)                                    1.01            .94           1.08            1.06*
___________________________________________   ________       ________       ________       _________
Ratio of net investment
income (loss) (%)                               (  .38)        (  .46)        (  .69)d        (  .57)*
___________________________________________   ________       ________       ________       _________
Portfolio turnover rate (%)                         82             56             53              83
-------------------------------------------   --------       --------       --------       ---------


a   For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.

b   Based on average shares outstanding during period.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

36 | Financial Highlights

DWS Small Cap Growth Fund - Class S


YEARS ENDED SEPTEMBER 30,                        2008           2007           2006           2005 a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------          -              -
NET ASSET VALUE, BEGINNING OF PERIOD          $  26.52       $  23.71       $  25.01       $  23.88
-------------------------------------------   --------       --------       --------       --------
Income (loss) from investment
operations:
  Net investment income (loss)b                 (  .06)        (  .12)        (  .17)d       (  .15)
___________________________________________   ________       ________       ________       ________
  Net realized and unrealized gain (loss)       ( 7.86)          4.54            .83           1.28
-------------------------------------------   --------       --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS              ( 7.92)          4.42            .66           1.13
___________________________________________   ________       ________       ________       ________
Less distributions from:
Net realized gains                              (  .36)        ( 1.61)        ( 1.96)             -
-------------------------------------------   --------       --------       --------       --------
Redemption fees                                    .00***         .00***         .00***         .00***
-------------------------------------------   --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  18.24       $  26.52       $  23.71       $  25.01
-------------------------------------------   --------       --------       --------       --------
Total Return (%)c                               (30.23)         19.43       2.41d,e            4.73**
-------------------------------------------   --------       --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------   --------       --------
Net assets, end of period ($ millions)              66            202             68             79
___________________________________________   ________       ________       ________       ________
Ratio of expenses before expense
reductions (%)                                    1.18           1.12           1.21           1.12*
___________________________________________   ________       ________       ________       ________
Ratio of expenses after expense
reductions (%)                                    1.00           1.00           1.03           1.00*
___________________________________________   ________       ________       ________       ________
Ratio of net investment
income (loss) (%)                               (  .27)        (  .48)        (  .65)d       (  .78)*
___________________________________________   ________       ________       ________       ________
Portfolio turnover rate (%)                         82         64f                74            119
-------------------------------------------   --------       --------       --------       --------


a   For the period December 20, 2004 (commencement of operations of Class S shares) to September 30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.

e   The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.

f   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 37

HOW TO INVEST IN THE FUNDS
THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the funds' distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares



 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application
                                              slip or short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Investments"                                -  check made payable to "DWS
                                              Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your           -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
  www.dws-investments.com or log in if        electronic services
  already registered                          -  Register at www.dws-
 -  Print out a prospectus and a new          investments.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614


                                                 How to Buy Class S Shares  | 39

How to EXCHANGE or SELL Class S Shares



 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET



40 | How to Sell or Exchange Class S Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                    How to Sell or Exchange Class S Shares  | 41

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


42 | How to Sell or Exchange Class S Shares
           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


                                            Policies You Should Know About  | 43

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


44 | Policies You Should Know About

           INITIAL PURCHASE MINIMUMS. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.


                                            Policies You Should Know About  | 45

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


46 | Policies You Should Know About

           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


                                            Policies You Should Know About  | 47

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally


48 | Policies You Should Know About
           netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with


                                            Policies You Should Know About  | 49
           the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

            Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting person-alized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

50 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.



                                            Policies You Should Know About  | 51
           prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.
           Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed


52 | Policies You Should Know About
           to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 53

            - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.

           DIVIDENDS AND DISTRIBUTIONS ARE PAID ANNUALLY IN DECEMBER AND, IF NECESSARY, MAY BE PAID AT OTHER TIMES AS WELL.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


54 | Understanding Distributions and Taxes

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           If a fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares. However, if a fund has available capital loss carryforwards to offset its capital gains


                                     Understanding Distributions and Taxes  | 55
           realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign


56 | Understanding Distributions and Taxes
           corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.


                                     Understanding Distributions and Taxes  | 57

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.



58 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 59

DWS Micro Cap Fund - Class S



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.97%              3.03%       $ 10,303.00        $   199.98
   2           10.25%        1.97%              6.15%       $ 10,615.18        $   206.04
   3           15.76%        1.97%              9.37%       $ 10,936.82        $   212.29
   4           21.55%        1.97%             12.68%       $ 11,268.21        $   218.72
   5           27.63%        1.97%             16.10%       $ 11,609.63        $   225.35
   6           34.01%        1.97%             19.61%       $ 11,961.41        $   232.17
   7           40.71%        1.97%             23.24%       $ 12,323.84        $   239.21
   8           47.75%        1.97%             26.97%       $ 12,697.25        $   246.46
   9           55.13%        1.97%             30.82%       $ 13,081.97        $   253.93
  10           62.89%        1.97%             34.78%       $ 13,478.36        $   261.62
  TOTAL                                                                        $ 2,295.77


DWS Mid Cap Growth Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.01%              3.99%       $ 10,399.00        $   103.01
   2           10.25%        1.01%              8.14%       $ 10,813.92        $   107.13
   3           15.76%        1.01%             12.45%       $ 11,245.40        $   111.40
   4           21.55%        1.01%             16.94%       $ 11,694.09        $   115.84
   5           27.63%        1.01%             21.61%       $ 12,160.68        $   120.47
   6           34.01%        1.01%             26.46%       $ 12,645.89        $   125.27
   7           40.71%        1.01%             31.50%       $ 13,150.46        $   130.27
   8           47.75%        1.01%             36.75%       $ 13,675.17        $   135.47
   9           55.13%        1.01%             42.21%       $ 14,220.81        $   140.87
  10           62.89%        1.01%             47.88%       $ 14,788.22        $   146.50
  TOTAL                                                                        $ 1,236.23



60 | Appendix

DWS Small Cap Growth Fund - Class S



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.00%              4.00%       $ 10,400.00        $   102.00
   2           10.25%        1.18%              7.97%       $ 10,797.28        $   125.06
   3           15.76%        1.18%             12.10%       $ 11,209.74        $   129.84
   4           21.55%        1.18%             16.38%       $ 11,637.95        $   134.80
   5           27.63%        1.18%             20.83%       $ 12,082.52        $   139.95
   6           34.01%        1.18%             25.44%       $ 12,544.07        $   145.30
   7           40.71%        1.18%             30.23%       $ 13,023.25        $   150.85
   8           47.75%        1.18%             35.21%       $ 13,520.74        $   156.61
   9           55.13%        1.18%             40.37%       $ 14,037.23        $   162.59
  10           62.89%        1.18%             45.73%       $ 14,573.46        $   168.80
  TOTAL                                                                        $ 1,415.80



                                                                  Appendix  | 61

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337, or contact DWS Investments at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337



SEC FILE NUMBER:
DWS Advisor Funds               DWS Micro Cap Fund    811-04760
DWS Advisor Funds          DWS Mid Cap Growth Fund    811-04760
DWS Advisor Funds        DWS Small Cap Growth Fund    811-04760





(02/01/09) 314/383/390-2         [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2009







                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

                          DWS SHORT DURATION PLUS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  8      The Main Risks of Investing in
         the Fund
 12      The Fund's Performance
         History
 15      How Much Investors Pay
 17      Other Policies and Secondary
         Risks
 18      Who Manages and Oversees
         the Fund
 22      Financial Highlights


HOW TO INVEST IN THE FUND
 27      Choosing a Share Class
 33      How to Buy Class A, B and C
         Shares
 34      How to Exchange or Sell
         Class A, B and C Shares
 37      Policies You Should Know
         About
 50      Understanding Distributions
         and Taxes
 54      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

CLASS B shares were created especially for former CLASS B shareholders of DWS Short Term Bond Fund. CLASS B shares are generally not available to new investors.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                   Class A    Class B    Class C
  ticker symbol                    PPIAX      PPLBX      PPLCX
    fund number                    418        618        718

    DWS SHORT DURATION PLUS FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

            The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the fund's investment advisor to be of similar quality).

            Fixed income securities in which the fund may invest include the following:

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the agency or instrumentality.

            - US dollar-denominated fixed income securities of domestic or foreign corporations, foreign governments or supranational entities, including adjustable rate loans that have a senior right to payment ("Bank Loans"). Because of limitations imposed by applicable law, the presence of the fund's investment advisor's affiliates in the Bank Loan market may restrict the fund's ability to acquire some Bank Loans, affect the timing of such acquisition or affect the price at which a Bank Loan is acquired.

            - US dollar-denominated asset-backed securities issued by domestic or foreign entities.

4 | DWS Short Duration Plus Fund

            - Mortgage pass-through securities issued by governmental and non-governmental issuers.

            - Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities.

            - Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities.

            - Short-term investments, including money market mutual funds. The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the fund's investment advisor to be of similar quality.

            The fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. A portion of high yield securities purchased for the fund may consist of non-US dollar denominated, below investment-grade fixed income securities. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund can invest up to 15% of its net assets in illiquid securities.

            The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

            The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. The investment process focuses on a top-down approach, first


                                               DWS Short Duration Plus Fund  | 5
            focusing on sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, the fund's investment advisor analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

            The fund primarily invests in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.

            The fund's investment advisor normally targets an average portfolio duration of no longer than three years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than rates of longer-term investments.

            DERIVATIVE INSTRUMENTS. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include, among others, futures contracts, forward contracts and options on forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global tactical asset allocation overlay strategy mentioned below (also known as integrated Global Alpha Platform or iGAP) the fund also may use derivatives for leveraging, which is a way to attempt to enhance returns. The fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risks associated with using them.

            In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in instruments across domestic and international fixed income and currency markets.

            Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world


6 | DWS Short Duration Plus Fund
            and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

            In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

            The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on portfolio management's judgment as to the potential risks and rewards of implementing the different types of strategies.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                               DWS Short Duration Plus Fund  | 7

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.


8 | DWS Short Duration Plus Fund

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and


                                               DWS Short Duration Plus Fund  | 9
            magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

10 | DWS Short Duration Plus Fund

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


                                              DWS Short Duration Plus Fund  | 11

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and Class C. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception dates for Class A, Class B and Class C shares are November 29, 2002, April 23, 2007 and February 3, 2003, respectively. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Investment Class, which was renamed Class S on October 23, 2006), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S shares, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges of Classes A, B or C. Class S shares are offered in a different prospectus, which is available upon request. Prior to November 17, 2004, the fund had a different objective, strategies, fees and expenses. Consequently, the fund's past performance prior to this time may have been different if the current strategy had been in place.


12 | DWS Short Duration Plus Fund

DWS Short Duration Plus Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)



 5.72      6.47      5.88      4.75      3.75     6.30       2.47      5.74     5.45    -7.13
1999      2000      2001      2002      2003      2004*     2005      2006      2007    2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.32% Q4 2004                WORST QUARTER: -5.14% Q4 2008


 * The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

                                              DWS Short Duration Plus Fund  | 13

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008 (Fund returns include the effects of maximum sales load.)


                                              1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                         -9.68         1.87         3.58
   Return after Taxes on Distributions        -11.14         0.02         1.57
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -7.28*        0.38*        1.74*
 CLASS B (Return before Taxes)                -10.47         1.12         2.71
 CLASS C (Return before Taxes)                 -7.74         1.72         3.11
 BARCLAYS CAPITAL 1-3 YEAR
 GOVERNMENT/CREDIT INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                        4.97          3.81         4.79


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.

 BARCLAYS CAPITAL 1-3 YEAR GOVERNMENT/CREDIT INDEX (name changed from Lehman Brothers 1-3 Year Government/Credit Index effective November 3, 2008) is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


14 | DWS Short Duration Plus Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS A         CLASS B       CLASS C

 SHAREHOLDER FEES, paid directly from your investment
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             2.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                   None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee                                   0.36  %          0.36%         0.36%
 Distribution/Service (12b-1) Fee                 0.23             0.98          1.00
 Other Expenses4                                  0.29             0.42          0.23
 TOTAL ANNUAL OPERATING EXPENSES5,6,7             0.88             1.76          1.59


1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months of purchase.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" includes an administrative service fee paid to the Advisor in the amount of 0.10%.

5   The investment advisor has contractually agreed through April 22, 2010 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.94% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

6   The investment advisor has contractually agreed through September 30, 2009 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.64% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/
     expense reimbursement arrangements by September 30, 2009.

7   The investment advisor has voluntarily agreed to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.86% and 1.61%, for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The investment advisor, at its discretion, may revise or discontinue this arrangement at any time.

                                              DWS Short Duration Plus Fund  | 15

Based on the costs above, this example helps you compare the expenses of the fund's Class A, B and C shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period
 Class A shares         $362         $548       $  749       $1,329
 Class B shares*         579          854        1,154        1,626
 Class C shares          262          502          866        1,889

 EXPENSES, assuming you kept your shares
 Class A shares         $362         $548       $  749       $1,329
 Class B shares*         179          554          954        1,626
 Class C shares          162          502          866        1,889


* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

16 | DWS Short Duration Plus Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

           - Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Prior to January 13, 2006, the fund operated pursuant to a master/feeder structure under which the fund invested all of its assets in a master portfolio (the "Portfolio").


           Secondary risks

           IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile. The price of such securities may rise and fall rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.


                                        Other Policies and Secondary Risks  | 17

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


18 | Who Manages and Oversees the Fund

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.


FUND NAME                                     FEE PAID
  DWS Short Duration Plus Fund                  0.36%


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 19

Portfolio management

DWS Short Duration Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Fixed Income: New York.
-  Joined the fund in 2002.
-  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Fixed Income: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Eric S. Meyer, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
-  Head of US Loan Portfolio Management, High Yield Strategies: New York.
-  Joined the fund in 2008.
-  BA from State University of New York, Albany; MBA from Pace University.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  Senior Portfolio Manager for Quantitative Strategies: New York.
-  Joined the fund in 2007.
-  BA and MBA, University of Miami.

20 | Who Manages and Oversees the Fund

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
- Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
- BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2005.
- BS, The Wharton School, University of Pennsylvania.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 21

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). Investors should note that the fund's performance before November 17, 2004 was obtained while the fund had a different investment objective and different investment strategies, fees and expenses. Information for the periods ended prior to September 30, 2005 was audited by a different independent registered public accounting firm.


22 | Financial Highlights

DWS Short Duration Plus Fund - Class A


YEARS ENDED SEPTEMBER
30,                                  2008          2007           2006            2005 a           2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  9.94       $  9.88        $  9.93         $  10.00         $ 10.00
------------------------------     -------       -------        -------         --------         -------
Income (loss) from
investment operations:
  Net investment income b              .38           .38            .35              .33             .38
______________________________     _______       _______        _______         ________         _______
  Net realized and unrealized
  gain (loss)                        ( .46)          .17            .10              .19          (  .00)*
------------------------------     -------       -------        -------         --------         -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .08)          .55            .45              .52             .38
______________________________     _______       _______        _______         ________         _______
Less distributions from:
  Net investment income              ( .47)        ( .43)         ( .38)          (  .34)         (  .38)
______________________________     _______       _______        _______         ________         _______
  Net realized gains                 ( .05)        ( .06)         ( .12)          (  .25)         (  .16)
______________________________     _______       _______        _______         ________         _______
  Reverse stock split c                  -             -              -                -             .16
______________________________     _______       _______        _______         ________         _______
  TOTAL DISTRIBUTIONS                ( .52)        ( .49)         ( .50)          (  .59)         (  .38)
______________________________     _______       _______        _______         ________         _______
Redemption fees                        .00*          .00*           .00*             .00*              -
------------------------------     -------       -------        -------         --------         -------
NET ASSET VALUE, END OF
PERIOD                             $  9.34       $  9.94        $  9.88         $   9.93         $ 10.00
------------------------------     -------       -------        -------         --------         -------
Total Return (%)d,e                  ( .88)         5.79           4.71             5.24            3.87
------------------------------     -------       -------        -------         --------         -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                              625           325             85              119             288
______________________________     _______       _______        _______         ________         _______
Ratio of expenses before
expense reductions                     .88           .93         1.34f            1.45f          1.50f
______________________________     _______       _______        _______         ________         _______
Ratio of expenses after
expense reductions                     .86           .86          .88f            .95f           1.25f
______________________________     _______       _______        _______         ________         _______
Ratio of net investment
income (%)                            3.89          3.83           3.61             3.21            3.86
______________________________     _______       _______        _______         ________         _______
Portfolio turnover rate                 83            57          129g               298             120
------------------------------     -------       -------        -------         --------         -------


a   Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

b   Based on average share outstanding during the period.

c   See Note E in Notes to Financial Statements in the Annual Report to
shareholders.

d   Total return does not reflect the effect of any sales charges.

e   Total return would have been lower had certain expenses not been reduced.

f   Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.

g   On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was
   closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

*   Amount is less than $.005.

                                                      Financial Highlights  | 23

DWS Short Duration Plus Fund - Class B


YEARS ENDED SEPTEMBER 30,                             2008             2007 a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  9.94          $   9.97
---------------------------------------------      -------          --------
Income (loss) from investment operations:
  Net investment income b                              .30               .13
_____________________________________________      _______          ________
  Net realized and unrealized gain (loss)            ( .45)              .01
---------------------------------------------      -------          --------
  TOTAL FROM INVESTMENT OPERATIONS                   ( .15)              .14
_____________________________________________      _______          ________
Less distributions from:
  Net investment income                              ( .39)           (  .17)
_____________________________________________      _______          ________
  Net realized gains                                 ( .05)                -
_____________________________________________      _______          ________
  TOTAL DISTRIBUTIONS                                ( .44)           (  .17)
_____________________________________________      _______          ________
Redemption fees                                        .00***            .00***
---------------------------------------------      -------          --------
NET ASSET VALUE, END OF PERIOD                     $  9.35          $   9.94
---------------------------------------------      -------          --------
Total Return (%)c,d                                  (1.61)             1.39**
---------------------------------------------      -------          --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   4                 7
_____________________________________________      _______          ________
Ratio of expenses before expense reductions           1.76              1.82*
_____________________________________________      _______          ________
Ratio of expenses after expense reductions            1.67              1.72*
_____________________________________________      _______          ________
Ratio of net investment income (%)                    3.08              2.94*
_____________________________________________      _______          ________
Portfolio turnover rate                                 83                57
---------------------------------------------      -------          --------


a   For the period April 23, 2007 (commencement of operations of Class B shares) to September 30, 2007.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

24 | Financial Highlights

DWS Short Duration Plus Fund - Class C


YEARS ENDED SEPTEMBER
30,                                  2008           2007            2006            2005 a           2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  9.92        $  9.87         $  9.93         $  10.00         $ 10.00
------------------------------     -------        -------         -------         --------         -------
Income (loss) from
investment operations:
  Net investment income b              .31            .31             .29              .26             .31
______________________________     _______        _______         _______         ________         _______
  Net realized and unrealized
  gain (loss)                        ( .45)           .17             .09              .19          (  .00)*
------------------------------     -------        -------         -------         --------         -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .14)           .48             .38              .45             .31
______________________________     _______        _______         _______         ________         _______
Less distributions from:
  Net investment income              ( .40)         ( .37)          ( .32)          (  .27)         (  .31)
______________________________     _______        _______         _______         ________         _______
  Net realized gains                 ( .05)         ( .06)          ( .12)          (  .25)         (  .16)
______________________________     _______        _______         _______         ________         _______
  Reverse stock split c                  -              -               -                -             .16
______________________________     _______        _______         _______         ________         _______
  TOTAL DISTRIBUTIONS                ( .45)         ( .43)          ( .44)          (  .52)         (  .31)
______________________________     _______        _______         _______         ________         _______
Redemption fees                        .00*           .00*            .00*             .00*              -
------------------------------     -------        -------         -------         --------         -------
NET ASSET VALUE, END OF
PERIOD                             $  9.33        $  9.92         $  9.87         $   9.93         $ 10.00
------------------------------     -------        -------         -------         --------         -------
Total Return (%)d                    (1.53)        4.98e           4.07e            4.47e          3.10e
------------------------------     -------        -------         -------         --------         -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                              176            130             100              139             257
______________________________     _______        _______         _______         ________         _______
Ratio of expenses before
expense reductions                    1.59           1.66          2.09f            2.19f          2.25f
______________________________     _______        _______         _______         ________         _______
Ratio of expenses after
expense reductions                    1.59           1.61          1.50f            1.57f          2.00f
______________________________     _______        _______         _______         ________         _______
Ratio of net investment
income (%)                            3.16           3.08            2.99             2.59            3.11
______________________________     _______        _______         _______         ________         _______
Portfolio turnover rate                 83             57           129g               298             120
------------------------------     -------        -------         -------         --------         -------


a   Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

b   Based on average shares outstanding during the period.

c   See Note E in Notes to Financial Statements in the Annual Report to
shareholders.

d   Total return does not reflect the effect of sales charges.

e   Total return would have been lower had certain expenses not been reduced.

f   Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.

g   On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was
   closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

*   Amount is less than $.005.

                                                      Financial Highlights  | 25

HOW TO INVEST IN THE FUND
This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
                                              -  Some investors may be able to reduce
 -  Sales charge of up to 2.75% charged
                                             or eliminate their sales charge; see
  when you buy shares
                                             "Class A shares"
 -  In most cases, no charge when you
                                             -  Total annual expenses are lower than
  sell shares
                                             those for Class B or Class C
 -  Up to 0.25% annual shareholder           -  Distributions are generally higher than
  servicing fee                              Class B or Class C
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                             zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares        -  Shares automatically convert to
  you bought within the last six years       Class A after six years, which means
                                             lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing      -  Distributions are generally lower than
  fee                                        Class A
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                             year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                             Class B shares, but your shares never
  charged when you sell shares you
                                             automatically convert to Class A, so
  bought within the last year
                                             annual expenses remain higher than
 -  0.75% annual distribution fee and up
                                             Class A
  to 0.25% annual shareholder servicing
                                             -  Distributions are generally lower than
  fee
                                             Class A


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.



                                                    Choosing a Share Class  | 27

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES           FRONT-END SALES
                               CHARGE AS A %         CHARGE AS A % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2         NET INVESTMENT 2
  Up to $100,000                 2.75%                     2.83%
$  100,000-$249,999              2.50                      2.56
  $250,000 or more              see below                 see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you indicate your intent in writing to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")

           - you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


28 | Choosing a Share Class

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


                                                    Choosing a Share Class  | 29

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $250,000 OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.50% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


30 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


                                                    Choosing a Share Class  | 31

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


32 | Choosing a Share Class

How to BUY Class A, B and C Shares



 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for most accounts and IRAs
 $500 or more for IRAs                          $50 or more for an account with an
 $500 or more for an account with an            Automatic Investment Plan
 Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                Investments" and an investment slip
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    include a letter with your name,
  Investments"                                  account number, the full name of the
                                                fund and the share class and your
                                                investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your             -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-
                                                investments.com or log in if already
                                                registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                        How to Buy Class A, B and C Shares  | 33

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
  method that's most convenient for you         method that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



34 | How to Exchange or Sell Class A, B and C Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                           How to Exchange or Sell Class A, B and C Shares  | 35

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


36 | How to Exchange or Sell Class A, B and C Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


                                            Policies You Should Know About  | 37

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


38 | Policies You Should Know About

           INITIAL PURCHASE MINIMUMS. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


                                            Policies You Should Know About  | 39

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

40 | Policies You Should Know About

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


                                            Policies You Should Know About  | 41

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by


42 | Policies You Should Know About
           the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.



                                            Policies You Should Know About  | 43

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money


44 | Policies You Should Know About
           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                               Policies You Should Know About  | 45

            - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday


46 | Policies You Should Know About
           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market


                                            Policies You Should Know About  | 47
           on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

48 | Policies You Should Know About

            - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


                                            Policies You Should Know About  | 49

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY INCOME DIVIDENDS TO ITS SHAREHOLDERS MONTHLY; short-term and long-term capital gains are paid in December or otherwise as needed.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


50 | Understanding Distributions and Taxes
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes


                                     Understanding Distributions and Taxes  | 51
           dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to constitute qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


52 | Understanding Distributions and Taxes

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                     Understanding Distributions and Taxes  | 53

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


54 | Appendix

DWS Short Duration Plus Fund - Class A



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               2.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.88%              1.26%       $ 10,125.67        $   362.34
   2           10.25%        0.88%              5.43%       $ 10,542.85        $    90.94
   3           15.76%        0.88%              9.77%       $ 10,977.21        $    94.69
   4           21.55%        0.88%             14.29%       $ 11,429.47        $    98.59
   5           27.63%        0.88%             19.00%       $ 11,900.37        $   102.65
   6           34.01%        0.88%             23.91%       $ 12,390.66        $   106.88
   7           40.71%        0.88%             29.01%       $ 12,901.16        $   111.28
   8           47.75%        0.88%             34.33%       $ 13,432.69        $   115.87
   9           55.13%        0.88%             39.86%       $ 13,986.11        $   120.64
  10           62.89%        0.88%             45.62%       $ 14,562.34        $   125.61
  TOTAL                                                                        $ 1,329.49


DWS Short Duration Plus Fund - Class B




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.76%              3.24%       $ 10,324.00        $   178.85
   2           10.25%        1.76%              6.58%       $ 10,658.50        $   184.65
   3           15.76%        1.76%             10.04%       $ 11,003.83        $   190.63
   4           21.55%        1.76%             13.60%       $ 11,360.36        $   196.80
   5           27.63%        1.76%             17.28%       $ 11,728.43        $   203.18
   6           34.01%        1.76%             21.08%       $ 12,108.43        $   209.76
   7           40.71%        0.88%             26.07%       $ 12,607.30        $   108.75
   8           47.75%        0.88%             31.27%       $ 13,126.72        $   113.23
   9           55.13%        0.88%             36.68%       $ 13,667.54        $   117.89
  10           62.89%        0.88%             42.31%       $ 14,230.65        $   122.75
  TOTAL                                                                        $ 1,626.49

                                                               Appendix  | 55

DWS Short Duration Plus Fund - Class C




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.59%              3.41%       $ 10,341.00        $   161.71
   2           10.25%        1.59%              6.94%       $ 10,693.63        $   167.23
   3           15.76%        1.59%             10.58%       $ 11,058.28        $   172.93
   4           21.55%        1.59%             14.35%       $ 11,435.37        $   178.82
   5           27.63%        1.59%             18.25%       $ 11,825.31        $   184.92
   6           34.01%        1.59%             22.29%       $ 12,228.56        $   191.23
   7           40.71%        1.59%             26.46%       $ 12,645.55        $   197.75
   8           47.75%        1.59%             30.77%       $ 13,076.76        $   204.49
   9           55.13%        1.59%             35.23%       $ 13,522.68        $   211.47
  10           62.89%        1.59%             39.84%       $ 13,983.81        $   218.68
  TOTAL                                                                        $ 1,889.23



56 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048



SEC FILE NUMBER:
DWS Advisor Funds        DWS Short Duration Plus Fund    811-04760





(02/01/09) DSDP-1        [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2009







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                          DWS SHORT DURATION PLUS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  7      The Main Risks of Investing in
         the Fund
 12      The Fund's Performance
         History
 14      How Much Investors Pay
 15      Other Policies and Secondary
         Risks
 16      Who Manages and Oversees
         the Fund
 20      Financial Highlights


HOW TO INVEST IN THE FUND
 22      Buying and Selling
         Institutional Class Shares
 28      Policies You Should Know
         About
 39      Understanding Distributions
         and Taxes
 43      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                      Institutional Class
  fund number                         1422

    DWS SHORT DURATION PLUS FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

            The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the fund's investment advisor to be of similar quality).

            Fixed income securities in which the fund may invest include the following:

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the agency or instrumentality.

            - US dollar-denominated fixed income securities of domestic or foreign corporations, foreign governments or supranational entities, including adjustable rate loans that have a senior right to payment ("Bank Loans"). Because of limitations imposed by applicable law, the presence of the fund's investment advisor's affiliates in the Bank Loan market may restrict the fund's ability to acquire some Bank Loans, affect the timing of such acquisition or affect the price at which a Bank Loan is acquired.

            - US dollar-denominated asset-backed securities issued by domestic or foreign entities.

            - Mortgage pass-through securities issued by governmental and non-governmental issuers.

4 | DWS Short Duration Plus Fund

            - Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities.

            - Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities.

            - Short-term investments, including money market mutual funds. The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the fund's investment advisor to be of similar quality.

            The fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. A portion of high yield securities purchased for the fund may consist of non-US dollar denominated, below investment-grade fixed income securities. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund can invest up to 15% of its net assets in illiquid securities.

            The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

            The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. The investment process focuses on a top-down approach, first focusing on sector allocations, then using relative value


                                               DWS Short Duration Plus Fund  | 5
            analysis to select the best securities within each sector. To select securities, the fund's investment advisor analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

            The fund primarily invests in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.

            The fund's investment advisor normally targets an average portfolio duration of no longer than three years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than rates of longer-term investments.

            DERIVATIVE INSTRUMENTS. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include, among others, futures contracts, forward contracts and options on forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global tactical asset allocation overlay strategy mentioned below (also known as integrated Global Alpha Platform or iGAP) the fund also may use derivatives for leveraging, which is a way to attempt to enhance returns. The fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risks associated with using them.

            In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in instruments across domestic and international fixed income and currency markets.

            Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio


6 | DWS Short Duration Plus Fund
            construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

            In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

            The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on portfolio management's judgment as to the potential risks and rewards of implementing the different types of strategies.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


                                               DWS Short Duration Plus Fund  | 7

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


8 | DWS Short Duration Plus Fund

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


                                               DWS Short Duration Plus Fund  | 9

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

10 | DWS Short Duration Plus Fund

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


                                              DWS Short Duration Plus Fund  | 11

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Institutional Class commenced operations on or about August 22, 2008. In the bar chart and table, the performance figures reflect the historical performance of the fund's original share class (Investment Class, which was renamed Class S on October 23, 2006). Institutional Class shares are invested in the same portfolio of securities as Class S shares and would have had substantially similar performance. Performance would differ only to the extent that Institutional Class shares and Class S shares do not have the same expenses. Class S shares are offered in a separate prospectus, which is available upon request. Prior to November 17, 2004, the fund had a different objective, strategies, fees and expenses. Consequently, the fund's past performance prior to this time may have been different if the current strategy had been in place.


DWS Short Duration Plus Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S



 5.99      6.74      6.14      5.01      4.01      6.53      2.56      5.73     5.48    -6.86
1999      2000      2001      2002      2003      2004*     2005      2006      2007    2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.35% Q4 2004                WORST QUARTER: -5.08% Q4 2008


 * The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

12 | DWS Short Duration Plus Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008


                                              1 YEAR       5 YEARS      10 YEARS
 CLASS S
   Return before Taxes                         -6.86         2.57         4.06
   Return after Taxes on Distributions         -8.41         1.14         2.76
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -4.41*        1.56*        2.97*
 BARCLAYS CAPITAL 1-3 YEAR
 GOVERNMENT/CREDIT INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                        4.97          3.81         4.79


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.

 BARCLAYS CAPITAL 1-3 YEAR GOVERNMENT/CREDIT INDEX (name changed from Lehman Brothers 1-3 Year Government/Credit Index effective November 3, 2008) is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                              DWS Short Duration Plus Fund  | 13

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                      2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee                                             0.36%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses 2                                           0.18
 TOTAL ANNUAL OPERATING EXPENSES 3                          0.54


1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.64% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

Based on the costs above, this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class         $55         $173         $302         $677



14 | DWS Short Duration Plus Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

           - Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Prior to January 13, 2006, the fund operated pursuant to a master/feeder structure under which the fund invested all of its assets in a master portfolio (the "Portfolio").


           Secondary risks

           IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile. The price of such securities may rise and fall rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


                                        Other Policies and Secondary Risks  | 15

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


16 | Who Manages and Oversees the Fund

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below are the actual rates paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.



FUND NAME                                     FEE PAID
  DWS Short Duration Plus Fund                  0.36%


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 17

Portfolio management

DWS Short Duration Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Fixed Income: New York.
-  Joined the fund in 2002.
-  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Fixed Income: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Eric S. Meyer, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
-  Head of US Loan Portfolio Management, High Yield Strategies: New York.
-  Joined the fund in 2008.
-  BA from State University of New York, Albany; MBA from Pace University.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  Senior Portfolio Manager for Quantitative Strategies: New York.
-  Joined the fund in 2007.
-  BA and MBA, University of Miami.

18 | Who Manages and Oversees the Fund

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
- Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
- BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2005.
- BS, The Wharton School, University of Pennsylvania.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 19

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


DWS Short Duration Plus Fund - Institutional Class


YEAR ENDED SEPTEMBER 30,                             2008 a
---------------------------------------------    -------------
SELECTED PER SHARE DATA
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   9.56
---------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                               .04
_____________________________________________      ________
  Net realized and unrealized gain (loss)             ( .21)
---------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                    ( .17)
_____________________________________________      ________
Less distributions from:
  Net investment income                               ( .03)
_____________________________________________      ________
Redemption fees                                         .00***
_____________________________________________      ________
NET ASSET VALUE, END OF PERIOD                     $   9.36
---------------------------------------------      --------
Total Return (%)                                      (1.76)**
---------------------------------------------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------
Net assets, end of period ($ millions)                   50
_____________________________________________      ________
Ratio of expenses before expense reductions             .54*
_____________________________________________      ________
Ratio of expenses after expense reductions              .54*
_____________________________________________      ________
Ratio of net investment income (%)                     4.20*
_____________________________________________      ________
Portfolio turnover rate                                  83
---------------------------------------------      --------


a   For the period from August 27, 2008 (commencement of operations of
   Institutional shares) to September 30, 2008.

b   Based on average shares outstanding during the period.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

20 | Financial Highlights

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares


           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


22 | Buying and Selling Institutional Class Shares

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           - Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.


                             Buying and Selling Institutional Class Shares  | 23

           How to contact the transfer agent


  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


           How to open your account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.


           Please note that your account cannot become activated until we receive a completed account application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Investments" and include your account number, the names and numbers of each fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."


24 | Buying and Selling Institutional Class Shares

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Investments
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your account")


           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire,


                             Buying and Selling Institutional Class Shares | 25 contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment
           Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.


           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/ or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or


26 | Buying and Selling Institutional Class Shares
           other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


                             Buying and Selling Institutional Class Shares  | 27

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


28 | Policies You Should Know About

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


                                            Policies You Should Know About  | 29

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject


30 | Policies You Should Know About
           or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive


                                            Policies You Should Know About  | 31
           trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption


32 | Policies You Should Know About
           fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions


                                            Policies You Should Know About  | 33
           involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.


34 | Policies You Should Know About
           transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


                                            Policies You Should Know About  | 35

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


36 | Policies You Should Know About

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 37

            - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


38 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY INCOME DIVIDENDS TO ITS SHAREHOLDERS MONTHLY; short-term and long-term capital gains are paid in December or otherwise as needed.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 39
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                             -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes


40 | Understanding Distributions and Taxes
           dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to constitute qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


                                     Understanding Distributions and Taxes  | 41

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


42 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 43

DWS Short Duration Plus Fund - Institutional Class



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.54%              4.46%       $ 10,446.00         $  55.20
   2           10.25%        0.54%              9.12%       $ 10,911.89         $  57.67
   3           15.76%        0.54%             13.99%       $ 11,398.56         $  60.24
   4           21.55%        0.54%             19.07%       $ 11,906.94         $  62.92
   5           27.63%        0.54%             24.38%       $ 12,437.99         $  65.73
   6           34.01%        0.54%             29.93%       $ 12,992.72         $  68.66
   7           40.71%        0.54%             35.72%       $ 13,572.20         $  71.73
   8           47.75%        0.54%             41.78%       $ 14,177.52         $  74.92
   9           55.13%        0.54%             48.10%       $ 14,809.83         $  78.27
  10           62.89%        0.54%             54.70%       $ 15,470.35         $  81.76
  TOTAL                                                                         $ 677.10



44 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219210        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9210           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313



SEC FILE NUMBER:
DWS Advisor Funds        DWS Short Duration Plus Fund    811-04760





(02/01/09) DSDP-1-IN     [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2009







                                   PROSPECTUS
                              ------------------
                                    CLASS S

                          DWS SHORT DURATION PLUS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  8      The Main Risks of Investing in
         the Fund
 12      The Fund's Performance
         History
 14      How Much Investors Pay
 15      Other Policies and Secondary
         Risks
 16      Who Manages and Oversees
         the Fund
 20      Financial Highlights


HOW TO INVEST IN THE FUND
 23      How to Buy Class S Shares
 24      How to Exchange or Sell
         Class S Shares
 27      Policies You Should Know
         About
 38      Understanding Distributions
         and Taxes
 43      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                      Class S
  ticker symbol                       DBPIX
    fund number                       822

    DWS SHORT DURATION PLUS FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

            The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the fund's investment advisor to be of similar quality).

            Fixed income securities in which the fund may invest include the following:

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the agency or instrumentality.

            - US dollar-denominated fixed income securities of domestic or foreign corporations, foreign governments or supranational entities, including adjustable rate loans that have a senior right to payment ("Bank Loans"). Because of limitations imposed by applicable law, the presence of the fund's investment advisor's affiliates in the Bank Loan market may restrict the fund's ability to acquire some Bank Loans, affect the timing of such acquisition or affect the price at which a Bank Loan is acquired.

            - US dollar-denominated asset-backed securities issued by domestic or foreign entities.

4 | DWS Short Duration Plus Fund

            - Mortgage pass-through securities issued by governmental and non-governmental issuers.

            - Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities.

            - Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities.

            - Short-term investments, including money market mutual funds. The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the fund's investment advisor to be of similar quality.

            The fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. A portion of high yield securities purchased for the fund may consist of non-US dollar denominated, below investment-grade fixed income securities. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund can invest up to 15% of its net assets in illiquid securities.

            The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

            The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. The investment process focuses on a top-down approach, first


                                               DWS Short Duration Plus Fund  | 5
            focusing on sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, the fund's investment advisor analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

            The fund primarily invests in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.

            The fund's investment advisor normally targets an average portfolio duration of no longer than three years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than rates of longer-term investments.

            DERIVATIVE INSTRUMENTS. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include, among others, futures contracts, forward contracts and options on forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global tactical asset allocation overlay strategy mentioned below (also known as integrated Global Alpha Platform or iGAP) the fund also may use derivatives for leveraging, which is a way to attempt to enhance returns. The fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risks associated with using them.

            In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in instruments across domestic and international fixed income and currency markets.

            Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world


6 | DWS Short Duration Plus Fund
            and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

            In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

            The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on portfolio management's judgment as to the potential risks and rewards of implementing the different types of strategies.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                               DWS Short Duration Plus Fund  | 7

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.


8 | DWS Short Duration Plus Fund

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to thefund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and


                                               DWS Short Duration Plus Fund  | 9
            magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

10 | DWS Short Duration Plus Fund

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


                                              DWS Short Duration Plus Fund  | 11

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to October 23, 2006, Class S was known as Investment Class. Prior to November 17, 2004, the fund had a different objective, strategies, fees and expenses. Consequently, the fund's past performance prior to this time may have been different if the current strategy had been in place.

DWS Short Duration Plus Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S



 5.99      6.74      6.14      5.01      4.01      6.53      2.56      5.73     5.48    -6.86
1999      2000      2001      2002      2003      2004*     2005      2006      2007    2008





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.35% Q4 2004                WORST QUARTER: -5.08% Q4 2008


 * The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

12 | DWS Short Duration Plus Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008


                                              1 YEAR       5 YEARS      10 YEARS
 CLASS S
   Return before Taxes                         -6.86         2.57         4.06
   Return after Taxes on Distributions         -8.41         1.14         2.76
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -4.41*        1.56*        2.97*
 BARCLAYS CAPITAL 1-3 YEAR
 GOVERNMENT/CREDIT INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                        4.97          3.81         4.79


 * Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 In both the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.

 BARCLAYS CAPITAL 1-3 YEAR GOVERNMENT/CREDIT INDEX (name changed from Lehman Brothers 1-3 Year Government/Credit Index effective November 3, 2008) is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                              DWS Short Duration Plus Fund  | 13

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                            CLASS S
 SHAREHOLDER FEES, paid directly from your investment
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                 2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
 Management Fee                                        0.36%
 Distribution/Service (12b-1) Fee                     None
 Other Expenses2                                       0.35
 TOTAL ANNUAL OPERATING EXPENSES 3, 4                  0.71


1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" includes an administrative service fee paid to the Advisor in the amount of 0.10%.

3   The investment advisor has contractually agreed through September 30, 2009 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.64% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

4   In addition, the investment advisor has contractually agreed through April
   22, 2010 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.73% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund's Class S shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares         $73         $227         $395         $883



14 | DWS Short Duration Plus Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

           - Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Prior to January 13, 2006, the fund operated pursuant to a master/feeder structure under which the fund invested all of its assets in a master portfolio (the "Portfolio").


           Secondary risks

           IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile. The price of such securities may rise and fall rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.


                                        Other Policies and Secondary Risks  | 15

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


16 | Who Manages and Oversees the Fund

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.


FUND NAME                                     FEE PAID
  DWS Short Duration Plus Fund                  0.36%


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 17

Portfolio management

DWS Short Duration Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Fixed Income: New York.
-  Joined the fund in 2002.
-  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Fixed Income: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Eric S. Meyer, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
-  Head of US Loan Portfolio Management, High Yield Strategies: New York.
-  Joined the fund in 2008.
-  BA from State University of New York, Albany; MBA from Pace University.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  Senior Portfolio Manager for Quantitative Strategies: New York.
-  Joined the fund in 2007.
-  BA and MBA, University of Miami.

18 | Who Manages and Oversees the Fund

Gary Sullivan, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
- Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
- BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2005.
- BS, The Wharton School, University of Pennsylvania.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 19

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). Investors should note that the fund's performance before November 17, 2004 was obtained while the fund had a different investment objective and different investment strategies, fees and expenses. Information for the periods ended prior to September 30, 2005 was audited by a different independent registered public accounting firm.


20 | Financial Highlights

DWS Short Duration Plus Fund - Class S+


YEARS ENDED SEPTEMBER
30,                                  2008          2007           2006            2005 a           2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  9.95       $  9.89        $  9.93         $  10.00         $ 10.00
------------------------------     -------       -------        -------         --------         -------
Income (loss) from
investment operations:
  Net investment income b              .40           .39            .35              .33             .40
______________________________     _______       _______        _______         ________         _______
  Net realized and unrealized
  gain (loss)                        ( .45)          .16            .11              .19          (  .00)*
------------------------------     -------       -------        -------         --------         -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .05)          .55            .46              .52             .40
______________________________     _______       _______        _______         ________         _______
Less distributions from:
  Net investment income              ( .49)        ( .43)         ( .38)          (  .34)         (  .40)
______________________________     _______       _______        _______         ________         _______
  Net realized gains                 ( .05)        ( .06)         ( .12)          (  .25)         (  .16)
______________________________     _______       _______        _______         ________         _______
  Reverse stock split c                  -             -              -                -             .16
______________________________     _______       _______        _______         ________         _______
  TOTAL DISTRIBUTIONS                ( .54)        ( .49)         ( .50)          (  .59)         (  .40)
______________________________     _______       _______        _______         ________         _______
Redemption fees                        .00*          .00*           .00*             .00*              -
------------------------------     -------       -------        -------         --------         -------
NET ASSET VALUE, END OF
PERIOD                             $  9.36       $  9.95        $  9.89         $   9.93         $ 10.00
------------------------------     -------       -------        -------         --------         -------
Total Return (%)d                    ( .62)         5.79           4.80             5.28            4.12
------------------------------     -------       -------        -------         --------         -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                              869           879            287              518           1,584
______________________________     _______       _______        _______         ________         _______
Ratio of expenses before
expense reductions                     .71           .79         1.27e            1.38e          1.50e
______________________________     _______       _______        _______         ________         _______
Ratio of expenses after
expense reductions                     .67           .73          .88e            .90e           1.00e
______________________________     _______       _______        _______         ________         _______
Ratio of net investment
income (%)                            4.08          3.97           3.61             3.26            4.11
______________________________     _______       _______        _______         ________         _______
Portfolio turnover rate                 83            57          129f               298             120
------------------------------     -------       -------        -------         --------         -------


+  On October 23, 2006, Investment Class was renamed Class S.

a   Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

b   Based on average shares outstanding during the period.

c   See Note E in Notes to Financial Statements in the Annual Report to
shareholders.

d   Total return would have been lower had certain expenses not been reduced.

e   Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.

f   On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was
   closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

*   Amount is less than $.005.

                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND
THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares



 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application
                                              slip or short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Investments"                                -  check made payable to "DWS
                                              Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your           -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
  www.dws-investments.com or log in if        electronic services
  already registered                          -  Register at www.dws-
 -  Print out a prospectus and a new          investments.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614


                                                 How to Buy Class S Shares  | 23

How to EXCHANGE or SELL Class S Shares



 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET



24 | How to Sell or Exchange Class S Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                    How to Sell or Exchange Class S Shares  | 25

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


26 | How to Sell or Exchange Class S Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


                                            Policies You Should Know About  | 27

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


28 | Policies You Should Know About

           INITIAL PURCHASE MINIMUMS. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.


                                            Policies You Should Know About  | 29

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


30 | Policies You Should Know About

           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


                                            Policies You Should Know About  | 31

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally


32 | Policies You Should Know About
           netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with


                                            Policies You Should Know About  | 33
           the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting person-alized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.


34 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 35
           prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is


36 | Policies You Should Know About
           believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 37

            - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY INCOME DIVIDENDS TO ITS SHAREHOLDERS MONTHLY; short-term and long-term capital gains are paid in December or otherwise as needed.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


38 | Understanding Distributions and Taxes

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


                                     Understanding Distributions and Taxes  | 39

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period


40 | Understanding Distributions and Taxes
           and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to constitute qualified dividend income.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

           If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


                                     Understanding Distributions and Taxes  | 41

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


42 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 43

DWS Short Duration Plus Fund - Class S



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.71%              4.29%       $ 10,429.00         $  72.52
   2           10.25%        0.71%              8.76%       $ 10,876.40         $  75.63
   3           15.76%        0.71%             13.43%       $ 11,343.00         $  78.88
   4           21.55%        0.71%             18.30%       $ 11,829.62         $  82.26
   5           27.63%        0.71%             23.37%       $ 12,337.11         $  85.79
   6           34.01%        0.71%             28.66%       $ 12,866.37         $  89.47
   7           40.71%        0.71%             34.18%       $ 13,418.34         $  93.31
   8           47.75%        0.71%             39.94%       $ 13,993.98         $  97.31
   9           55.13%        0.71%             45.94%       $ 14,594.32         $ 101.49
  10           62.89%        0.71%             52.20%       $ 15,220.42         $ 105.84
  TOTAL                                                                         $ 882.50



44 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337



SEC FILE NUMBER:
DWS Advisor Funds        DWS Short Duration Plus Fund    811-04760





(02/01/09) 822-2         [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                DWS ADVISOR FUNDS


                             DWS Mid Cap Growth Fund
                Class A, Class B, Class C and Institutional Class

                            DWS Small Cap Growth Fund
                Class A, Class B, Class C and Institutional Class

                               DWS Micro Cap Fund
                Class A, Class B, Class C and Institutional Class








                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2009

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses, dated February 1, 2009, for DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund and DWS Micro Cap Fund (each a "Fund" and collectively the "Funds), each a series of DWS Advisor Funds (the "Trust")"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148 or from the firm from which this SAI was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Reports to Shareholders of each Fund, dated September 30, 2008, are incorporated herein by reference, as specified herein, and are deemed to be part of this SAI. A copy of each Fund's Annual Report may be obtained without charge by calling the Funds at the toll-free number (800) 621-1048.

This SAI is incorporated by reference into the corresponding prospectuses for each class of shares of the Funds.



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................4
         Portfolio Holdings..................................................33

MANAGEMENT OF THE FUNDS......................................................34
         Investment Advisor..................................................34

FUND SERVICE PROVIDERS.......................................................43
         Administrator.......................................................43
         Distributor.........................................................45
         Custodian...........................................................49
         Transfer Agent and Shareholder Service Agent........................49
         Legal Counsel.......................................................51
         Independent Registered Public Accounting Firm.......................51

PORTFOLIO TRANSACTIONS.......................................................51

PURCHASE AND REDEMPTION OF SHARES............................................55

DIVIDENDS....................................................................70

TAXES........................................................................71

NET ASSET VALUE..............................................................76

BOARD MEMBERS AND OFFICERS...................................................77

TRUST ORGANIZATION...........................................................88

PROXY VOTING GUIDELINES......................................................89

FINANCIAL STATEMENTS.........................................................90

ADDITIONAL INFORMATION.......................................................90

APPENDIX A -- PROXY VOTING GUIDELINES........................................91

APPENDIX B -- RATINGS OF INVESTMENTS........................................118


                             INVESTMENT RESTRICTIONS

Investment Restrictions

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met. Shareholders of a Fund will receive 60 days' prior written notice with respect to any change in the investment objective of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of DWS Advisor Funds, an open-end investment management company. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

As a matter of fundamental policy, each Fund may not (except that no investment restriction of each Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(5) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-fundamental Investment Restrictions for DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund. In order to comply with certain statutes and policies, DWS Small Cap Growth Fund and DWS Mid Cap Growth Fund will not, as a matter of nonfundamental operating policy:

(i) borrow money (including through reverse repurchase or forward roll transactions), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iii) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any US issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund currently does not engage in short selling.);

(iv) invest for the purpose of exercising control or management of another company;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission ("SEC"); provided further, that except in the case of a merger or consolidation, the Fund shall not purchase securities of any open-end investment company unless (1) the Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vi) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board to be liquid);

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation ("OCC"), except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets;

(ix) lend portfolio securities in an amount greater than 33 1/3% of its total assets; and

(x) for DWS Small Cap Growth Fund only, acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


Non-fundamental Investment Restrictions for DWS Micro Cap Fund. The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

As a matter of non-fundamental policy, DWS Micro Fund may not:

(i) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(ii) Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(iii) Invest for the purpose of exercising control over or management of any company. (iv) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(v) Acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The staff of the SEC has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of the 15% limitation.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining the Fund's net asset value.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

To meet federal income tax requirements for qualification as a regulated investment company, each Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor" or "DIMA") in its discretion might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Equity Securities

General. The Funds may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter (or "OTC") market as well as certain restricted or unlisted securities. As used herein, "equity securities" includes common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset Segregation

Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a Fund engages in such transactions, a Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A Fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a Fund that may be at risk with respect to certain derivative transactions.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Funds may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. Such leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), although there is no minimum rating which a preferred stock must have to be an eligible investment for the Funds. Generally, however, the preferred stocks in which the Funds invest will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream that is generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders. In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization and Small-Capitalization Stocks. Lesser known companies with medium- and small-market capitalizations frequently offer greater growth potential than larger, better-known and more mature companies. Investments in medium- and small-capitalization companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers, including reduced and less reliable information about the issuer, less stringent financial disclosure requirements, higher brokerage commissions and fees, and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic regions.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of smaller size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the OTC market may have fewer market makers, wider spreads between their quoted bid and ask prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

Small and Micro Capitalization Companies. Each Fund invests a portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and, therefore, such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which a Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. As mentioned above, the securities of smaller capitalization companies traded on the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality," which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

Impact of Sub-Prime Mortgage Market. A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a Fund may have more difficulty disposing of them.

Investing in Foreign Securities. Each Fund may invest up to 20% of its total assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Funds' foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Funds must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Furthermore, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing their net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which such values and exchange rates are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith using methods approved by the Trustees.

US Dollar-Denominated Foreign Debt Securities. Each Fund may invest in the US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Foreign Government Debt Securities. Each Fund may invest in US dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Securities and Money Market Instruments

General. Each Fund may invest in a broad range of domestic and foreign fixed income (debt) securities consistent with its investment objective and the 80% investment policy for each Fund. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund's securities portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield of such Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investment portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, the net asset value can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Short-Term Instruments. When a Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. Each Fund may invest up to 20% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities that the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See " Zero Coupon Securities and Deferred Interest Bonds."

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two nationally recognized statistical ratings organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Funds, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Funds may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix B to this SAI.

US Government Securities. The Funds may invest in obligations issued or guaranteed by the US government, which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Zero Coupon Securities and Deferred Interest Bonds. The Funds may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Funds' Board of Trustees. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that such value is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A securities, discussed in greater detail below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of the securities' value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority ("FINRA").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board determines or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as, and if-issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time when a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisition, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 15% for both DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund and 33 1/3% for DWS Micro Cap Fund in each case, of the market value of the applicable Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) a Fund receives reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

Each Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of a Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Derivative Securities -- DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund

General. Each Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, a Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities; for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates; and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Each Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Fund. The use of derivatives for non-hedging purposes may be considered speculative.

Each Fund's investment in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Options on Securities. Each Fund may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by a Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. When a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on a Fund's books.

Each Fund may also purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium, and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may also engage in options transactions in the OTC market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker, rather than an exchange, and OTC options may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, each Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on US and foreign securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of such securities. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," each Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Futures Contracts and Options on Futures Contracts - DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the market value of the securities or currency held by the Fund and the prices of the futures and options. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges that have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without a Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from the Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest-rate-sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), a Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Considerations. The Trust, on behalf of each Fund, has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, each Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Futures Contracts on Securities Indices. Each Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund, or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of a Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Currency Exchange Contracts. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and may receive interest, dividends and sale proceeds in currencies other than the US dollar, a Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend at the same time to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities, and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Funds may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may be used to hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition each Fund may purchase call options on a currency when the Advisor anticipates that the currency will appreciate in value.

Each Fund may also write options on foreign currencies for the same types of hedging purposes. For example, when a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

Each Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is instead designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option, due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. Each Fund intends to treat OTC options as not readily marketable and, therefore, as subject to the Fund's limitation with respect to illiquid securities.

Options on Securities, Securities Indices and Foreign Currencies -- DWS Micro Cap Fund

General. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the OCC or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot affect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. OTC options also involve the risk that a counterparty will fail to meet its obligation under the option.

Options on Stock Indices or Currencies. The Fund may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the S&P 500 Index and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in US dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

Other Considerations. The Fund will engage in OTC options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually affected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and  Options on Futures Contracts - DWS Micro Cap Fund

General. When deemed advisable by the Advisor, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the CFTC. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be affected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Other Considerations. The Trust, on behalf of the Fund, has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company. See "Taxes."

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities may minimize the risk of imperfect correlation. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts -- DWS Micro Cap Fund

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.


Other Investments and Investment Practices

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which a Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Fund's investment policies and restrictions.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of a Fund's assets, that percentage limitation is listed in the chart. Preceding the chart, there is a description of how each type of security and investment strategy may be used by each Fund. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund

----------------------------------------------------------------------------------------------------------------------
                                                                               DWS Mid Cap Growth    DWS Small Cap
INVESTMENT PRACTICE                                                                   Fund            Growth Fund
----------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

I        Permitted without stated limit

II       Permitted without stated limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------------------
Common Stock                                                                           I                   I
----------------------------------------------------------------------------------------------------------------------
Warrants                                                                               I                   I
----------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                        I                   I
----------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                 I                   I
----------------------------------------------------------------------------------------------------------------------
Medium Capitalization Stocks                                                          80%                 II
----------------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                                                            II                 80%
----------------------------------------------------------------------------------------------------------------------
Micro Capitalization Stocks                                                            II                 II
----------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                                20%                 20%
----------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                                 20%                 20%
----------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Bankers' Acceptances                                      20%                 20%
----------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                      20%                 20%
----------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand Notes                                                     20%                 20%
----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                                            20%                 20%
----------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                    20%                 20%
----------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
----------------------------------------------------------------------------------------------------------------------
Options on Securities                                                                  I                   I
----------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                                                          I                   I
----------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                                                   I                   I
----------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
----------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                                      I                   I
----------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                                                I                   I
----------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on Security Indices)                 I                   I
----------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
----------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                                     I                   I
----------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                      20%                 20%
----------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                                               20%                 20%
----------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                                               20%                 20%
----------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                                              20%                 20%
----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                               20%                 20%
----------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-U.S. ISSUERS
----------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depository Receipts                                              20%                 20%
(ADRs, EDRs, GDRs and IDRs)
----------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                     20%                 20%
----------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                                    20%                 20%
----------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                                         II                 II
----------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                                                          II                 II
----------------------------------------------------------------------------------------------------------------------
Cross Hedging                                                                          II                 II
----------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                                                    II                 II
----------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                          II                 II
----------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
----------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                   15%                 15%
----------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                                           15%                 15%
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                 20%                 20%
----------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                                       33 1/3%             33 1/3%
----------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                               33 1/3%             33 1/3%
----------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                     33 1/3%             33 1/3%
----------------------------------------------------------------------------------------------------------------------
Borrowing                                                                           33 1/3%             33 1/3%
----------------------------------------------------------------------------------------------------------------------
Short Sales                                                                           25%                 25%
----------------------------------------------------------------------------------------------------------------------
Concentration in Any One Industry                                                     25%                 25%
----------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                            10%                 10%
----------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                                       100%               100%
----------------------------------------------------------------------------------------------------------------------

DWS Micro Cap Fund

------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                       DWS Micro Cap Fund
------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

I        Permitted without stated limit
II       Permitted without stated limit, but not expected to be used to a significant extent
X        Not permitted

20% Italic type (e.g.  20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g.  20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
-------------------------------------------------------------------------------- ---------------------------------------
Common Stock                                                                     I
-------------------------------------------------------------------------------- ---------------------------------------
Warrants                                                                         I
-------------------------------------------------------------------------------- ---------------------------------------
Preferred Stock                                                                  5%
-------------------------------------------------------------------------------- ---------------------------------------
Convertible Securities                                                           I
-------------------------------------------------------------------------------- ---------------------------------------
Medium-Capitalization Stocks                                                     II
-------------------------------------------------------------------------------- ---------------------------------------
Small Capitalization Stocks                                                      I
-------------------------------------------------------------------------------- ---------------------------------------
Micro Capitalization Stocks                                                      At least 80%
-------------------------------------------------------------------------------- ---------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
-------------------------------------------------------------------------------- ---------------------------------------
US Government Securities                                                         20%
-------------------------------------------------------------------------------- ---------------------------------------
Short-Term Instruments                                                           20%
-------------------------------------------------------------------------------- ---------------------------------------
Obligations of Banks and Other Financial Institutions                            20%
-------------------------------------------------------------------------------- ---------------------------------------
Certificates of Deposit and Bankers' Acceptances                                 20%
-------------------------------------------------------------------------------- ---------------------------------------
Commercial Paper                                                                 20%
-------------------------------------------------------------------------------- ---------------------------------------
Other Debt Obligations                                                           20%
------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
-------------------------------------------------------------------------------- ---------------------------------------
Options on Securities                                                            I
-------------------------------------------------------------------------------- ---------------------------------------
Protective Puts                                                                  25%
-------------------------------------------------------------------------------- ---------------------------------------
Options on Securities Indices                                                    I
-------------------------------------------------------------------------------- ---------------------------------------
Options on Non-US Securities Indices                                             I
------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
-------------------------------------------------------------------------------- ---------------------------------------
Futures Contracts                                                                I
-------------------------------------------------------------------------------- ---------------------------------------
Futures Contracts on Securities Indices                                          I
-------------------------------------------------------------------------------- ---------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)         I
-------------------------------------------------------------------------------- ---------------------------------------
Purchased protective puts                                                        25%
------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
-------------------------------------------------------------------------------- ---------------------------------------
Hedging Strategies                                                               I
------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
-------------------------------------------------------------------------------- ---------------------------------------
Foreign Securities & Depository Receipts                                         20%
(ADRs, EDRs, GDRs and IDRs)
-------------------------------------------------------------------------------- ---------------------------------------
Foreign Corporate Debt Securities                                                20%
-------------------------------------------------------------------------------- ---------------------------------------
Foreign Government Debt Securities                                               20%
------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
-------------------------------------------------------------------------------- ---------------------------------------
Currency Exchange Transactions                                                   II
-------------------------------------------------------------------------------- ---------------------------------------
Currency Hedging Transactions                                                    II
-------------------------------------------------------------------------------- ---------------------------------------
Cross Hedging                                                                    II
-------------------------------------------------------------------------------- ---------------------------------------
Forward Currency Exchange Contracts                                              II
-------------------------------------------------------------------------------- ---------------------------------------
Options on Foreign Currencies                                                    II
------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
-------------------------------------------------------------------------------- ---------------------------------------
Illiquid Securities                                                              15%
-------------------------------------------------------------------------------- ---------------------------------------
When-Issued and Delayed Delivery Securities                                      33 1/3%
-------------------------------------------------------------------------------- ---------------------------------------
Repurchase Agreements                                                            20%
-------------------------------------------------------------------------------- ---------------------------------------
Reverse Repurchase Agreements                                                    33%
-------------------------------------------------------------------------------- ---------------------------------------
Lending of Portfolio Securities                                                  33 1/3%
-------------------------------------------------------------------------------- ---------------------------------------
Borrowing                                                                        33 1/3%
-------------------------------------------------------------------------------- ---------------------------------------
Short Sales                                                                      II
-------------------------------------------------------------------------------- ---------------------------------------
Other Investment Companies                                                       10%
-------------------------------------------------------------------------------- ---------------------------------------
Temporary Defensive Investments                                                  100%
-------------------------------------------------------------------------------- ---------------------------------------
Non-Diversification                                                              25%
-------------------------------------------------------------------------------- ---------------------------------------
Concentration in Any One Industry                                                25%
-------------------------------------------------------------------------------- ---------------------------------------

Portfolio Holdings

In addition to the public disclosure of Funds' portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of each Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund's portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Funds. Under the supervision of the Board of Trustees of each Fund, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI") merged into DIMA. Prior to December 31, 2006 DAMI was the investment advisor to the Funds. As a result of the merger, DIMA is now the investment advisor to the Funds.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

Each Fund is managed by a team of investment professionals, each of whom plays an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of a Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement

Pursuant to an Investment Management Agreement between the Funds and DIMA (the "Investment Management Agreement"), the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for the Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds' policies as stated in their Prospectuses and SAIs, or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by a Fund's administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the Investment Management Agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of each Fund, including each Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that each Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Funds' custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of each Fund, including a majority of the Board who are not interested persons of a Fund, and, if required by applicable law, subject to a majority vote of the Funds' shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Fund. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice.

For all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund                                               Management Fee Rate
----                                               -------------------

DWS Mid Cap Growth Fund                           0.650% to $500 million
                                                  0.600% next $1 billion
                                                 0.550% next $2.5 billion
                                                 0.540% next $2.5 billion
                                                 0.530% next $2.5 billion
                                                 0.520% next $2.5 billion
                                                    0.510% thereafter

DWS Small Cap Growth Fund                                 0.650%


From September 19, 2005 through December 30, 2006 DWS Mid Cap Growth Fund was obligated to pay the Advisor's predecessor a monthly fee at an annual rate of:

             Average Daily Net Assets         DWS Mid Cap Growth Fund
             ------------------------         -----------------------

                 $0 - $500 million                     0.65%
            $500 million - $1.5 billion                0.60%
            $1.5 billion - $4.0 billion                0.55%
            $4.0 billion - $6.5 billion                0.54%
            $6.5 billion - $9.0 billion                0.53%
           $9.0 billion - $11.5 billion                0.52%
                Over $11.5 billion                     0.51%

Effective October 1, 2008, DWS Micro Cap Fund pays the Advisor a graduated investment management fee, based on the average daily net assets of the Fund, computed daily and payable monthly, at the annual rates shown below:

DWS Micro Cap Fund                                1.100% to $250 million
                                                 0.950% next $250 million
                                                     0.800% thereafter

Prior to October 1, 2008, DWS Micro Cap Fund paid the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown:

DWS Micro Cap Fund                               1.250% to $250 million
                                                1.100% next $250 million
                                                0.95% next $500 million
                                                    0.80% thereafter

Prior to July 1, 2006, DWS Micro Cap Fund paid the Advisor a monthly fee of 1.50% of average daily net assets.


DWS Mid Cap Growth Fund. For the fiscal year ended September 30, 2008, the Fund paid the Advisor a fee in the amount of $5,468,392. For the fiscal year ended September 30, 2007, the Fund paid the Advisor a fee in the amount of $7,925,087. For the fiscal year ended September 30, 2006*, the Fund paid the Advisor's predecessor an advisory fee of $8,308,591.

Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Mid Cap Growth Fund to the extent necessary to maintain the DWS Mid Cap Growth Fund's total operating expenses at 2.18% for Class B shares and 1.18% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through January 31, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Mid Cap Growth Fund to the extent necessary to maintain DWS Mid Cap Growth Fund's total operating expenses at 1.25% for Class A shares, 2.00% for Class B and C shares and 1.00% for Institutional shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Only the Fund's Board of Trustees may change these contractual fee waivers.

DWS Small Cap Growth Fund. For the fiscal year ended September 30, 2008, the Fund paid the Advisor a fee in the amount of $1,803,035. For the fiscal year ended September 30, 2007, the Fund paid the Advisor a fee in the amount of $2,813,970. For the fiscal year ended September 30, 2006*, the Fund paid the Advisor's predecessor an advisory fee of $3,441,328.

Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Small Cap Growth Fund to the extent necessary to maintain DWS Small Cap Growth Fund's total operating expenses at 1.25% for Class A shares, 2.00% for both Class B and C shares, and 1.00% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Only the Fund's Board of Trustees may change these contractual fee waivers.

DWS Micro Cap Fund. For the fiscal year ended September 30, 2008, the Fund paid the Advisor a fee in the amount of $649,327 (of which $191,833 was waived). For the fiscal year ended September 30, 2007, the Fund paid the Advisor a fee in the amount of $890,605 (of which $207,321 was waived). For the fiscal year ended September 30, 2006 *, the Fund paid the Advisor's predecessor an advisory fee of $1,464,791 (of which $342,282 was waived).

Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of DWS Micro Cap Fund so that the total operating expenses will not exceed 1.69%, 2.44%, 2.44% and 1.44% for Class A, Class B, Class C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its investment management fee in the amount of 0.305% of DWS Micro Cap Fund's average daily total net assets. Through January 31, 2009, the Advisor had contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of DWS Micro Cap Fund so that the total operating expenses would not exceed 1.77%, 2.52%, 2.52% and 1.52% for Class A, Class B, Class C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor had contractually agreed through January 31, 2008 to waive a portion of its fees and reimburse expenses so that total annual operating expenses would not exceed 1.63%, 2.38% and 2.38% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses, and proxy expenses.

Only the Fund's Board of Trustees may change these contractual fee waivers.

* Prior to June 1, 2006 for DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund and July 1, 2006 for DWS Micro Cap Fund, these fees included an administrative service fee.

In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Investment Management Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at a Fund's expense.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor Approval Policy. In addition, the Board and shareholders approved a subadvisor approval policy for each Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. A Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to certain rules (as it proposed to do in October 2003) or granting a Fund exemptive relief from such existing rules. In the event that a Fund received exemptive relief or the SEC adopted revisions to its current rules, the Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of a Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.


Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                                                 Dollar Range
                                                                                                  Of All DWS
Name of                         DWS                                      DWS Small Cap            Fund Shares
Portfolio Manager         Micro Cap Fund     DWS Mid Cap Growth Fund      Growth Fund                Owned
-----------------         --------------     -----------------------      -----------                -----
Joseph Axtell               $1 - $10,000          $1 - $10,000                $0             $100,001 - $500,000
Jeffrey Saeger                   $0                    $0                     $0              $50,001 - $100,000
Rafaelina M. Lee                 $0               $1 - $10,000                $0              $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of each Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of a Fund's most recent fiscal year end.

DWS Micro Cap Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
Name of                               Investment          Investment               with           Performance-Based
Portfolio Manager                      Companies           Companies       Performance-Based Fee     Fee Accounts
-----------------                      ---------           ---------       ---------------------     ------------

Joseph Axtell                              14           $6,365,261,650               0                    $0
Jeffrey Saeger                              2             $614,822,536               0                    $0
Rafaelina M. Lee                            0                       $0               0                    $0
DWS Mid Cap Growth Fund



Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts      Total Assets of
Name of                               Investment          Investment               with           Performance-Based
Portfolio Manager                      Companies           Companies       Performance-Based Fee     Fee Accounts
-----------------                      ---------           ---------       ---------------------     ------------

Joseph Axtell                              14           $5,858,010,964               0                    $0
Jeffrey Saeger                              2             $614,822,536               0                    $0
Rafaelina M. Lee                            0                       $0               0                    $0


DWS Small Cap Growth Fund

Other SEC Registered Investment Companies Managed:


                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts      Total Assets of
Name of                               Investment          Investment               with           Performance-Based
Portfolio Manager                      Companies           Companies       Performance-Based Fee     Fee Accounts
-----------------                      ---------           ---------       ---------------------     ------------

Joseph Axtell                              14           $6,289,866,985               0                    $0
Jeffrey Saeger                              2             $614,822,536               0                    $0
Rafaelina M. Lee                            0                       $0               0                    $0



DWS Micro Cap Fund, DWS Mid Cap Growth Fund, and DWS Small Cap Growth Fund

Other Pooled Investment Vehicles Managed:

                                                                               Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of          Accounts with      Total Assets of
Name of                              Investment       Pooled Investment      Performance-Based    Performance-Based
Portfolio Manager                     Vehicles             Vehicles                 Fee              Fee Accounts
-----------------                     --------             --------                 ---              ------------

Joseph Axtell                             1               $3,953,600                 0                    $0
Jeffrey Saeger                            7             $160,345,886                 0                    $0
Rafaelina M. Lee                          0                       $0                 0                    $0



DWS Micro Cap Fund, DWS Mid Cap Growth Fund, and DWS Small Cap Growth Fund

Other Accounts Managed:

                                                                               Number of Other
                                                         Total Assets          Accounts with     Total Assets of
                                      Number of            of Other         Performance- Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------

Joseph Axtell                             3               $234,032,700               0                   $0
Jeffrey Saeger                            2               $488,907,216               0                   $0
Rafaelina M. Lee                          0                         $0               0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics ("Codes of Ethics") under rule 17j-1 under the 1940 Act. Board members, Officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Pursuant to an administrative services agreement with the Advisor (the "Administrative Services Agreement"), the Advisor provides most administrative services to the Funds, including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Funds securities. For all services provided under the Administrative Services Agreement, each Fund pays the Administrator a fee of 0.10% of the Fund's respective average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Funds reasonably deems necessary for the proper administration of the Funds. DIMA provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the Funds' shareholders; prepares and files updates to the Funds' Prospectuses and SAIs as well as other reports required to be filed by the SEC; maintains the Funds' records; provides each Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of each Fund; assists in the resolution of accounting issues that may arise with respect to each Fund; establishes and monitors each Fund's operating expense budgets; reviews and processes each Fund's bills; assists in determining the amount of dividends and distributions available to be paid by each Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. Pursuant to the Administrative Services Agreement, the Advisor provides fund accounting services for each Fund. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a Fund.

Prior to July 1, 2006, Investment Company Capital Corp. ("ICCC" ), was the administrator for DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund. ICCC received a fee (the "Administrator Service Fee") of 0.40% for Class A, B, C, S and Institutional Class shares of DWS Small Cap Growth Fund, 0.45% for Class S and 0.40% for Class A, B, C and Institutional Class shares of DWS Mid Cap Growth Fund. Effective June 1, 2006, the Administration Agreement with ICCC was terminated and the Funds entered into an Administration Services Agreement with DIMA.

Prior to July 1, 2006, DAMI was the administrator for DWS Micro Cap Fund. DAMI received a fee of 0.22% of the average daily net assets of the Fund (the "Administrator Service Fee"). Effective July 1, 2006 the Administration Agreement with DAMI was terminated and the Fund entered into an Administration Services Agreement with DIMA.

The following administrative services fees were paid to DIMA by the Funds:

DWS Mid Cap Growth Fund                   Administrative Services Fee                 Unpaid at Fiscal Year End
-----------------------                   ---------------------------                 -------------------------
2008                                                $869,732                                   $49,661
2007                                                $1,279,181                                    --
2006*                                               $416,391                                      --

DWS Small Cap Growth Fund                Administrative Services Fee               Unpaid at Fiscal Year End
-------------------------                ---------------------------               -------------------------

2008                                              $277,390                                  $11,527
2007                                                $432,919                                   --
2006*                                               $168,484                                   --


DWS Micro Cap Fund                       Administrative Services Fee               Unpaid at Fiscal Year End
------------------                       ---------------------------               -------------------------

2008                                               $51,946                                   $3,498
2007                                                $71,248                                    --
2006**                                              $23,088                                    --


*        For the period from June 1, 2006 through September 30, 2006.

**       For the period from July 1, 2006 through September 30, 2006

For the period October 1, 2005 through May 31, 2006 for both DWS Mid Cap Growth
Fund and DWS Small Cap Growth Fund and for the period October 1, 2005 through
June 30, 2006 for DWS Micro Cap Fund, the administrator service fees charged to the Funds were as follows:

DWS Mid Cap Growth Fund                               Administrator Service Fee
-----------------------                               -------------------------

Class A                                                     $1,543,354
Class B                                                       $141,509
Class C                                                        $90,333
Institutional Class                                         $1,204,941

DWS Small Cap Growth Fund                             Administrator Service Fee
-------------------------                             -------------------------

Class A                                                       $231,533
Class B                                                        $20,688
Class C                                                        $27,470
Institutional Class                                            $13,015

DWS Micro Cap Fund                        Administrator Service Fee                          Waived
------------------                        -------------------------                          ------

Class A                                            $47,462                                  $37,604
Class B                                            $8,351                                    $6,738
Class C                                            $15,601                                  $12,602
Institutional Class                                $70,718                                  $54,154


Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

DWS Investments Distributors, Inc. ("DIDI" or the "Distributor") is the principal distributor for shares of the Funds. DIDI is a registered broker-dealer and is affiliated with DIMA. The principal business address of DIDI is 222 South Riverside Plaza, Chicago, IL 60606.

The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. DIDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with DIDI and ICC Distributors, Inc., the DIDI Agreement controls. If the Participating Dealer did not have an agreement with DIDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DIDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DIDI is 222 South Riverside Plaza, Chicago, IL 60606.

Class A, B and C Shares Only. With respect to Class A, B and C shares of the Funds, each Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Funds may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets.

DIDI does not advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and it affiliates. DIDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Rule 12b-1 Plans

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board and approved by its shareholders. The Funds have adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each Plan, the Funds pay a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

Shareholders of Class B and Class C of the Funds have approved Amended and Restated Rule 12b-1 Plans (each, an "Amended Plan") for those classes. Under the Amended Plan, each Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class B and Class C shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to each Amended Plan, shareholder and administrative services are provided to the Fund on behalf of its Class B and C shareholders under each Fund's Services Agreement with its Distributor. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Amended Plans for Class B and Class C shares provide alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to the Funds' Distributor for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the Distributor to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If an Amended Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the Amended Plan will cease and that Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under an Amended Plan, if for any reason the Amended Plan is terminated in accordance with its terms. Future fees under the Amended Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of such class's average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of such class's average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to a Fund for excess amounts expended by the Distributor and, if any Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Funds, including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.



-------------------- ------------ ----------------------------------------------------
                                   12b-1 Compensation to Underwriter for the Fiscal
                                             Year Ended September 30, 2008
                                             -----------------------------
-------------------- ------------ ----------------------------------------------------

                                      12b-1             12b-1             12b-1
                                   Distribution      Shareholder       Compensation
                                       Fees         Services Fees     Paid to Firms
                                       ----         -------------     -------------
-------------------- ------------ --------------- ------------------ -----------------
DWS Micro Cap Fund   Class A                  $0            $50,342           $50,926
-------------------- ------------ --------------- ------------------ -----------------
                     Class B             $21,266             $6,787            $9,875
-------------------- ------------ --------------- ------------------ -----------------
                     Class C             $50,730            $14,318           $66,351
-------------------- ------------ --------------- ------------------ -----------------
DWS Mid Cap Growth   Class A                  $0           $990,354        $1,028,881
Fund
-------------------- ------------ --------------- ------------------ -----------------
                     Class B            $185,940            $60,800          $107,201
-------------------- ------------ --------------- ------------------ -----------------
                     Class C            $178,484            $58,927          $229,275
-------------------- ------------ --------------- ------------------ -----------------
DWS Small Cap        Class A                  $0           $109,170           $85,110
Growth Fund
-------------------- ------------ --------------- ------------------ -----------------
                     Class B             $23,649             $7,729           $10,556
-------------------- ------------ --------------- ------------------ -----------------
                     Class C             $53,735            $16,832           $63,178
-------------------- ------------ --------------- ------------------ -----------------



-------------------- ------------  ---------------------------------------------------------------------------
                                                   Other Expenses Paid by Underwriter for the
                                                      Fiscal Year Ended September 30, 2008
                                                      ------------------------------------
-------------------- ------------  ---------------------------------------------------------------------------
                                   Advertising, Sales,
                                      Literature and                     Marketing    Postage
                                       Promotional        Prospectus     and Sales    and           Imputed
                                        Materials          Printing       Expenses     Mailing     Interest
                                        ---------          --------       --------     -------     --------
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
DWS Micro Cap Fund   Class A                    $31,657           $948        $7,473      $7,012           $0
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
                     Class B                       $471            $15          $126        $104       $5,467
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
                     Class C                     $5,013           $135        $1,207      $1,089           $0
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
DWS Mid Cap Growth   Class A                   $140,360         $5,052       $30,868     $27,896           $0
Fund
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
                     Class B                     $5,573           $210        $1,173      $1,072     $302,787
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
                     Class C                    $13,560           $522        $2,909      $2,626           $0
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
DWS Small Cap        Class A                    $89,506         $3,163       $20,306     $18,144           $0
Growth Fund
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
                     Class B                       $657            $12          $173        $151      $35,176
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------
                     Class C                     $4,094           $120          $879        $838           $0
-------------------- ------------  --------------------- -------------- ------------- ----------- ------------


During the fiscal year ended September 30, 2008, the Distributor received commissions on the sale of the DWS Mid Cap Growth Fund's Class A and contingent deferred sales charges on the DWS Mid Cap Growth Fund's Class A, Class B and Class C shares as follows:

Class A Commissions                                          $12,478
Class A Contingent Deferred Sales Charge                          $7
Class B Contingent Deferred Sales Charge                     $43,502
Class C Contingent Deferred Sales Charge                      $1,476

During the fiscal year ended September 30, 2008, the Distributor received commissions on the sale of the DWS Small Cap Growth Fund's Class A and contingent deferred sales charges on the DWS Small Cap Growth Fund's Class A, Class B and Class C shares as follows: and retained from such commissions and sales charges the following amounts:

Class A Commissions                                           $1,961
Class A Contingent Deferred Sales Charge                          $0
Class B Contingent Deferred Sales Charge                      $8,753
Class C Contingent Deferred Sales Charge                        $291

During the fiscal year ended September 30, 2008, the Distributor received commissions on the sale of DWS Micro Cap Fund's Class A and contingent deferred sales charges on the DWS Micro Cap Fund's Class A, Class B and Class C shares as follows:

Class A Commissions                                           $2,382
Class A Contingent Deferred Sales Charge                          $0
Class B Contingent Deferred Sales Charge                      $4,164
Class C Contingent Deferred Sales Charge                        $977

Custodian

Each Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent and Shareholder Service Agent

DWS Investments Service Company ("DISC") serves as transfer agent of the Funds pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, DISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DISC may be reimbursed by the Funds for its out-of-pocket expenses.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.


For the fiscal year ended September 30, 2008, the amounts charged to the Funds by DISC were as follows:

                                                                                                       Amount Unpaid at
Fund                                        Class               Total           Amount Waived          September 30, 2008
----                                        -----               -----           -------------          ------------------
DWS Mid Cap Growth Fund                    Class A            $714,783             $496,741                 $29,232
DWS Mid Cap Growth Fund                    Class B             $91,199             $45,077                  $25,396
DWS Mid Cap Growth Fund                    Class C             $72,248             $28,250                  $18,135
DWS Mid Cap Growth Fund              Institutional Class      $378,314             $77,988                 $257,958

                                                                                                         Amount Unpaid at
Fund                                        Class               Total           Amount Waived          September 30, 2008
----                                        -----               -----           -------------          ------------------

DWS Small Cap Growth Fund                  Class A             $86,180             $48,552                  $7,162
DWS Small Cap Growth Fund                  Class B             $12,917             $10,092                  $1,851
DWS Small Cap Growth Fund                  Class C             $20,482             $13,366                  $2,817
DWS Small Cap Growth Fund            Institutional Class       $96,778                --                        --

Fund                                       Class                    Total                     Amount Waived
----                                       -----                    -----                     -------------

DWS Micro Cap Fund                        Class A                  $54,761                       $54,761
DWS Micro Cap Fund                        Class B                   $9,710                        $9,710
DWS Micro Cap Fund                        Class C                  $14,929                       $14,929
DWS Micro Cap Fund                     Institutional                $3,486                        $3,486
                                           Class

For the fiscal year ended September 30, 2007, the amounts charged to the Funds by DISC were as follows:

Fund                                       Class                    Total                     Amount Waived
----                                       -----                    -----                     -------------

DWS Mid Cap Growth Fund                   Class A                 $908,565                             --
DWS Mid Cap Growth Fund                   Class B                 $142,290                       $58,052
DWS Mid Cap Growth Fund                   Class C                  $86,704                       $19,075
DWS Mid Cap Growth Fund                Institutional              $407,849                      $101,761
                                           Class

Fund                                       Class                     Total                    Amount Waived
----                                       -----                     -----                    -------------

DWS Small Cap Growth Fund                 Class A                 $116,123                       $90,316
DWS Small Cap Growth Fund                 Class B                  $20,981                       $13,242
DWS Small Cap Growth Fund                 Class C                  $27,598                       $15,087
DWS Small Cap Growth Fund              Institutional               $11,557                             --
                                           Class

Fund                                       Class                    Total                     Amount Waived
----                                       -----                    -----                     -------------

DWS Micro Cap Fund                        Class A                  $60,841                       $60,841
DWS Micro Cap Fund                        Class B                  $12,318                       $12,318
DWS Micro Cap Fund                        Class C                  $18,809                       $18,809
DWS Micro Cap Fund                     Institutional                $4,876                        $4,876
                                           Class

For the fiscal year ended September 30, 2006, the amounts charged to the Funds by DISC were as follows:

Fund                                       Class                    Total                     Amount Waived

DWS Mid Cap Growth Fund                   Class A                 $297,719                      $171,409
DWS Mid Cap Growth Fund                   Class B                 $102,364                       $74,133
DWS Mid Cap Growth Fund                   Class C                  $32,244                       $12,018
DWS Mid Cap Growth Fund                Institutional               $76,042                       $10,774
                                           Class

Fund                                       Class                    Total                     Amount Waived

DWS Small Cap Growth Fund                 Class A                  $74,160                       $50,241
DWS Small Cap Growth Fund                 Class B                  $12,068                        $9,158
DWS Small Cap Growth Fund                 Class C                   $9,163                        $1,244
DWS Small Cap Growth Fund              Institutional                $1,543                             --
                                           Class

Fund                                       Class                    Total                     Amount Waived

DWS Micro Cap Fund                        Class A                  $18,172                       $17,122
DWS Micro Cap Fund                        Class B                   $3,690                        $3,145
DWS Micro Cap Fund                        Class C                   $3,796                        $3,121
DWS Micro Cap Fund                     Institutional                $6,930                        $5,726
                                           Class

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.


Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.


Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to each Fund.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the Independent Registered Public Accounting Firm for each Fund.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").


For the fiscal year ended September 30, 2006, each Fund paid the following in brokerage commissions:

DWS Mid Cap Growth Fund                                    $1,801,405
DWS Small Cap Growth Fund                                  $1,190,469
DWS Micro Cap Fund                                           $389,581

For the fiscal year ended September 30, 2007, each Fund paid the following in brokerage commissions:

DWS Mid Cap Growth Fund                                      $1,506,949
DWS Small Cap Growth Fund                                      $833,006
DWS Micro Cap Fund                                             $287,167

For the fiscal year ended September 30, 2008, each Fund paid the following in brokerage commissions:

DWS Mid Cap Growth Fund                                      $1,570,661
DWS Small Cap Growth Fund                                      $695,353
DWS Micro Cap Fund                                             $191,235

Each Fund did not pay any affiliated brokerage commissions for its most recent fiscal year end.

Securities of Regular Broker-Dealers. Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year.

At September 30, 2008, the DWS Mid Cap Growth Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)            Value of Securities Owned as of September 30, 2008
---------------------------------------------------            --------------------------------------------------

Waddell & Reed Financial, Inc.                                                    $4,980,000
Northern Trust Corp.                                                              $4,563,000
E*Trade Financial Corp.                                                           $5,960,000
Affiliated Managers Group, Inc.                                                  $18,923,000
T. Rowe Price Group, Inc.                                                        $11,822,000
TD Ameritrade Holding Corp.                                                       $5,550,000

At September 30, 2008, the DWS Small Cap Growth Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)            Value of Securities Owned as of September 30, 2008
---------------------------------------------------            --------------------------------------------------

Waddell & Reed Financial, Inc.                                                      $985,000
E*Trade Financial Corp.                                                           $1,200,000
FCStone Group Inc.                                                                $1,326,000

As of September 30, 2008, DWS Micro Cap Fund held the following securities of its regular brokers or dealers:


Name of Regular Broker or Dealer or Parent (Issuer)            Value of Securities Owned as of September 30, 2008
---------------------------------------------------            --------------------------------------------------

FCStone Group Inc.                                                                  $500,000


Portfolio Turnover

The portfolio turnover rates for the fiscal years ended 2008 and 2007 were as follows:

                                        2008                2007
                                        ----                ----

DWS Mid Cap Growth Fund                 82%                  56%
DWS Small Cap Growth Fund               82%                  64%
DWS Micro Cap Fund                      59%                  73%

These rates will vary from year to year. High turnover rates increase transaction costs and may increase net short-term capital gains. The Advisor considers these effects when evaluating the anticipated benefits of short-term investing.

                        PURCHASE AND REDEMPTION OF SHARES

General Information. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent, DISC, will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends Such firms, including affiliates of DIDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Funds may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Each Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Funds' shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.


DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless such Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DIDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Investments IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS Investments-branded plans by ADP, Inc. under an alliance with DIDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DIDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:


Compensation Schedule #1:                                                     Compensation Schedule #2:
Retail Sales and DWS Flex Plan(1)                                              DWS Retirement Plans(2)
---------------------------------                                              -----------------------

Amount of                              As a Percentage of Net     Amount of Shares      As a Percentage of Net
Shares Sold                                  Asset Value                Sold                  Asset Value
-----------                                  -----------                ----                  -----------
$1 million to $3 million                        1.00%
Over $3 million to $50 million                  0.50%              Over $3 million           0.00% - 0.50%
Over $50 million                                0.25%                     --                        --

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.


DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

There is no sales charge for Institutional Class shares of each Fund.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                             Sales Charge
                                                                             ------------
                                                                                                Allowed to Dealers
                                                    As a Percentage of    As a Percentage of    as a Percentage of
Amount of Purchase                                   Offering Price*       Net Asset Value**      Offering Price
------------------                                   --------------        ---------------        --------------
Less than $50,000                                          5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                             4.50                   4.71                  4.00
$100,000 but less than $250,000                            3.50                   3.63                  3.00
$250,000 but less than $500,000                            2.60                   2.67                  2.25
$500,000 but less than $1 million                          2.00                   2.04                  1.75
$1 million and over                                        0.00***                0.00***               0.00****

*        The offering price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DIDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each Fund's prospectus and SAI.

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").


The following provisions apply to DWS Investments Flex Plans.

a. Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures above described in (a), (b) and (c) do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Institutional Class Purchases. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in a Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.


To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic Investment Plan. A shareholder may purchase shares of each Fund through an automatic investment plan. Investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's automatic investment plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B or C shares there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment required for Institutional Class shares.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Investments mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the applicable Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each Fund.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charges) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Neither Fund is responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Automatic Withdrawal Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Fund shares under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an Automatic Withdrawal Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(j) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and


(l) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 621-1048.

Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchases In-Kind

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the applicable Fund. In addition, securities accepted in payment for shares must:
(1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), which includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes on such gain. Shareholders will generally be required to include in their gross incomes their share of such gains, but may be able to claim a credit against their federal tax liability for the federal income tax paid by a fund on such gain. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the higher distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income including short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class of the Fund at net asset value; or

(2)      To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the Prospectuses. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend and distribution checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of such Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of net investment income and distributions of net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each dividend and distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income (which includes its net short-term capital gains) and net long-term capital gains, if any, as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors or foreign, state or local taxes. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which the Fund owns 20% or more of the voting stock and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnership.

(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible, provided certain holding period and other conditions are satisfied; (i) to be treated as qualified dividend income with respect to shareholders taxed as individuals, which is subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be, but that are not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid federal excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of the Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments that a Fund owned that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gain. Distributions derived from net short-term capital gain (the excess of net short-term capital gain for the year over net long-term capital loss) from the sale of investments that a Fund owned will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for Fund shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain or loss resulting from the sale or exchange of Fund shares generally will be treated as capital gain or loss for federal income tax purposes.

Federal long-term capital gain rates applicable to individuals and other non-corporate taxpayers have been temporarily reduced -- to a maximum rate of 15% with lower rates applying to taxpayers in the in the 10% and 15% rate federal income tax brackets -- for taxable years beginning before January 1, 2011. Long-term capital gain rates are currently scheduled to return to a maximum rate of 20% for taxable years beginning after December 31, 2010.


For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual and other non-corporate taxpayers will be taxed for federal income tax purposes at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a shareholder of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company. For purposes of determining the holding period of stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. The above may cause a portion of the dividends received by each Fund to not be eligible for treatment as qualified dividend income.


If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing Fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them for federal income tax purposes.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards or post-October loss deferrals available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporate shareholders. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). For purposes of determining the holding period of stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by each Fund to not be eligible for the corporate dividends-received deduction.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of any of the Funds' total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income and will not be entitled to take any credits or deductions for, such foreign taxes.

Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Tax Effects of Certain Transactions. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, a Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes;
(3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a US trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations.

Special federal income tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                                 NET ASSET VALUE

The net asset value per share of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for Fund assets are not readily available or the value of a Fund asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the applicable Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing Committee.

                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               134
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               134
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Boston Museum of Science;
                                  Public Radio International; PRX, The Public Radio Exchange;
                                  The PBS Foundation; former Directorships: American Public
                                  Television; Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications; Committee for
                                  Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           134
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley
                                  University; Trustee, Southwest Florida Community Foundation
                                  (charitable organization); former Directorships: Investment
                                  Company Institute (audit, executive, nominating committees)
                                  and Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           134
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           134
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         134
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             134
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(2) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           134
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               134
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(3)                Managing Director(4), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(5)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(6)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(7) (1965)       Managing Director(4), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(8) (1962)          Director(4), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(7) (1963)       Managing Director(4), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(8) (1962)       Managing Director(4), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(9) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(8)                  Director(4), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (8)                   Director(4), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(8)               Director(4), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(9) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(9) (1962)           Managing Director(4), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(9)        Director(4), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(6) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(7)      Address:  345 Park Avenue, New York, New York 10154.

(8)      Address: One Beacon Street, Boston, Massachusetts 02108.

(9)      Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                Vice President
 Jason Vazquez:                   Vice President and AML Compliance Officer
 Caroline Pearson:                Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Funds' Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Funds' Board held four (4) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Funds' Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Funds' Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Funds' Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four (4) meetings and the Valuation Sub-Committee held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.


                                                        Aggregate               Aggregate
                                  Aggregate         Compensation from       Compensation from       Total Compensation
                              Compensation from    DWS Mid Cap Growth         DWS Small Cap         from Fund and DWS
  Name of Board Member        DWS Micro Cap Fund          Fund                 Growth Fund           Fund Complex(1)
  --------------------           ---------------          -----                ------------          ---------------
  John W. Ballantine                  $168              $1,097                    $437                  $237,500
  Henry P. Becton, Jr.(2)           $1,142                $215                    $557                  $246,000
  Dawn-Marie
  Driscoll(2)(3)                    $1,395                $241                    $667                  $292,500
  Keith R. Fox(2)                   $1,073                $207                    $527                  $229,500
  Paul K. Freeman                     $172              $1,168                    $461                  $255,000
  Kenneth C. Froewiss               $1,073                $207                    $527                  $226,750
  Richard J. Herring(2)             $1,142                $215                    $557                  $240,000
  William McClayton(4)                $170              $1,141                    $451                  $257,500
  Rebecca W. Rimel(2)               $1,073                $207                    $527                  $233,500
  William N. Searcy, Jr.            $1,142                $215                    $557                  $238,000
  Jean Gleason Stromberg            $1,073                $207                    $527                  $225,500
  Robert H. Wadsworth                 $170              $1,141                    $451                  $273,500

(1)      The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for
         Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of December 31, 2008.

                                     Dollar Range of   Dollar Range       Dollar Range of     Aggregate Dollar Range
                                        Beneficial     of Beneficial        Beneficial          of Ownership in all
                                       Ownership in    Ownership in      Ownership in DWS        Funds Overseen by
                                      DWS Micro Cap     DWS Mid Cap      Small Cap Growth       Board Member in the
Board Member                               Fund         Growth Fund            Fund            DWS Fund Complex(1)
------------                               ----         -----------            ----            -------------------

Independent Board Member:
-------------------------

John W. Ballantine                         None            None                None                Over $100,000
Henry P. Becton, Jr.                       None        $1 - $10,000        $1 - $10,000            Over $100,000
Dawn-Marie Driscoll                        None            None            $1 - $10,000            Over $100,000
Keith R. Fox                               None            None                None                Over $100,000
Paul K. Freeman                            None            None                None                Over $100,000
Kenneth C. Froewiss                        None            None                None                Over $100,000
Richard J. Herring                         None            None                None                Over $100,000
William McClayton                      $1 - $10,000        None                None                Over $100,000
Rebecca W. Rimel                           None            None                None                Over $100,000
William N. Searcy, Jr.                     None            None                None                Over $100,000
Jean Gleason Stromberg                     None            None                None                Over $100,000
Robert H. Wadsworth                        None            None                None                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                             None            None                None                Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of January 14, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of January 14, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Mid Cap Growth Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

JENNIFER FERRARI TTEE                                        1,426,931.00                   7.39% of Class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD B
ROSELAND NJ  07068-1739

DWS TRUST COMPANY TTEE                                       9,223,445.42             98.48% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH  03079-1143

DWS Small Cap Growth Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                538,373.39                    26.69% of Class A
ITS CUSTOMERS
ATTN FUND ADM (97HB3)
JACKSONVILLE FL  32246-6484

HARTFORD LIFE INSURANCE COMPANY                               191,935.43                    9.52% of Class A
ATTN UIT OPERATIONS
HARTFORD CT  06104-2999

JENNIFER FERRARI TTEE                                         102,632.11                    5.09% of Class A
STATE STREET BANK AND TRUST
FBO ADP 401K DAILY VALUATION PROD B
ROSELAND NJ  07068-1739

STATE STREET BANK & TRUST CO                                  112,621.99              46.38% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   76,130.53              31.35% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   22,153.60              9.12% of Institutional Class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   18,476.26              7.61% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

CHARLES SCHWAB & CO INC                                       460,061.95                    13.7% of Class S
REINVEST ACCOUNT
SAN FRANCISCO CA  94104-4151

DWS Micro Cap Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

STATE STREET BANK & TRUST CO CUST                             107,513.91                    9.71% of Class A
FBO ADP/MORGAN STANLEY DW
WESTWOOD MA  02090-2318

DWS TRUST COMPANY                                              55,709.50                    5.03% of Class A
FBO PROVIDENCE SVC CORP
RETIREMENT SAVINGS PLAN
ATTN SHARE RECON DEPT #XXXXXX
SALEM NH  03079-1143

RIDGE CLEARING AND OUTSOURCING                                 8,944.16                     5.85% of Class B
FBO XXX-XXXXX-XX
JERSEY CITY NJ  07306-4001

MLPF&S FOR THE SOLE BENEFIT OF                                 47,845.47                    10.63% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

MORGAN STANLEY & CO.                                           39,570.71                    8.79% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

BROWN BROTHERS HARRIMAN & CO                                   25,435.70                    5.65% of Class C
AS CUST FBO 9050204
JERSEY CITY NJ  07310-1606

NATIONAL FINANCIAL SERVICES CORP                              390,947.07              48.07% of Institutional Class
FOR THE EXCLUSIVE BENEFIT OF OUR
NEW YORK NY  10281-1003

STATE STREET BANK & TRUST CO                                   92,701.21              11.4% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

DWS TRUST COMPANY CUST                                         84,414.92              10.38% of Institutional Class
FBO THE THRIFT PLAN OF LONZA
ATTN ASSET RECON DEPT #XXXXXX
SALEM NH  03079-1143

STATE STREET BANK & TRUST CO                                   64,241.50               7.9% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

CHARLES SCHWAB & CO INC                                        90,976.32                    16.88% of Class S
REINVEST ACCOUNT
SAN FRANCISCO CA  94104-4151

NFS LLC FBO                                                    35,302.70                    6.55% of Class S
BANK OF AMERICA NA
HARMAN INT'L IND DEF COMP TR
DALLAS TX  75283-1575

WTRISC                                                         33,589.40                    6.23% of Class S
FBO CORPORATE OFFICE PROPERTIES
TRUST EXECUTIVE DEFFERED COMP PLAN
PHOENIX AZ  85072-2129


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.


                               TRUST ORGANIZATION

Each Fund is a series of DWS Advisor Funds (the "Trust"), an open-end management investment company. The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). Prior to July 10, 2006, DWS Micro Cap Fund was a series of DWS Investments Trust, an open-end management investment company organized as a Delaware statutory trust. On or about July 10, 2006, DWS Micro Cap Fund acquired all the assets and assumed all the liabilities of DWS Micro Cap Fund, a series of DWS Investment Trust (the "Micro Cap Predecessor Fund") in a reorganization.

The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. Mid Cap Growth Fund currently offers five classes of shares, Institutional Class and Class A, B, C and S shares. Small Cap Growth Fund currently offers five classes of shares, Institutional Class and Class A, B, C, and S shares. Micro Cap Fund currently offers five classes of shares, Institutional Class and Class A, B, C and S shares. On July 14, 2006, Class AARP shares of Mid Cap Growth Fund and Small Cap Growth Fund were merged into Class S Shares of each Fund and are no longer available for investment. On October 23, 2006, Investment Class shares of Mid Cap Growth Fund, Small Cap Growth Fund and Micro Cap Fund merged into Class S shares and are no longer available for investment. Effective November 17, 2006, Class R shares of Mid Cap Growth Fund and Small Cap Growth Fund converted into Class A shares and are no longer available for investment. Each of the Funds is a separate series of the Trust.

Prior to March 28, 2002, Mid Cap Growth Fund and Small Cap Growth Fund invested all of their investable assets in diversified open-end management investment companies having the same investment objectives as each Fund. These investment companies were Capital Appreciation Portfolio and Small Cap Portfolio, respectively (each, a "Portfolio" and collectively, the "Portfolios"). Since March 28, 2002 each Fund is now operating as a stand-alone mutual fund that directly acquires and manages its own portfolio of securities. Mid Cap Growth Fund and Small Cap Growth Fund may in the future seek to achieve their investment objectives by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each Fund.

Each Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI).

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund and DWS Micro Cap Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated September 30, 2008, are incorporated herein by reference and are hereby deemed to be a part of this SAI.

A copy of the Funds' Reports to Shareholders may be obtained without charge by contacting the Service Center at (800) 621-1048.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Mid Cap Growth Fund are:

Class A:  23336Y508

Class B:  23336Y607

Class C:  23336Y706

Institutional Class: 23336Y805

The CUSIP numbers for each class of DWS Small Cap Growth Fund are:

Class A:  23336Y847

Class B:  23336Y839

Class C:  23336Y821

Institutional Class: 23336Y763

The CUSIP numbers for each class of DWS Micro Cap Fund are:

Class A:  23339E616

Class B:  23339E590

Class C:  23339E582

Institutional Class: 23339E566

Each Fund has a fiscal year ending September 30.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Each Fund's prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

_____________________

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

_____________________

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

_____________________

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                [GRAPHIC OMITTED]
Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on

                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on

                  Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting


These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities) AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for"management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.







--------------------------------------------------------------------------------
IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
--------------------------------------------------------------------------------



                      APPENDIX B -- RATINGS OF INVESTMENTS

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to timely meet interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Commercial Paper Ratings:


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's Commercial Paper Ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings are A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



                                             STATEMENT OF ADDITIONAL INFORMATION


INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

TRANSFER AGENT
DWS Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pricewaterhousecoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

TRUSTEE COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110-2624

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its SAI or its official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                DWS ADVISOR FUNDS


                             DWS Mid Cap Growth Fund
                            DWS Small Cap Growth Fund
                               DWS Micro Cap Fund

                                 Class S shares

                                February 1, 2009

                       STATEMENT OF ADDITIONAL INFORMATION


This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated February 1, 2009, for DWS Micro Cap Fund, DWS Mid Cap Growth Fund, and DWS Small Cap Growth Fund (each a "Fund" and collectively the "Funds"), each a series of DWS Advisor Funds, (the "Trust"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148 or from the firm from which this SAI was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Reports to Shareholders of each Fund, dated September 30, 2008, are incorporated herein by reference, as specified herein, and are deemed to be part of this SAI. A copy of each Fund's Annual Report may be obtained without charge by calling the Fund at the toll-free number (800) 728-3337.

This SAI is incorporated by reference into the corresponding prospectus for Class S shares of the Funds.


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

INVESTMENT RESTRICTIONS......................................................1


INVESTMENT POLICIES AND TECHNIQUES...........................................4

   Portfolio Holdings.......................................................32

MANAGEMENT OF THE FUNDS.....................................................33

   Investment Advisor.......................................................33

FUND SERVICE PROVIDERS......................................................42

   Administrator............................................................42
   Distributor..............................................................44
   Custodian................................................................45
   Transfer Agent and Shareholder Service Agent.............................45
   Legal Counsel............................................................46
   Independent Registered Public Accounting Firm............................46

PORTFOLIO TRANSACTIONS......................................................46


PURCHASE AND REDEMPTION OF SHARES...........................................50


DIVIDENDS...................................................................60


TAXES.......................................................................61


NET ASSET VALUE.............................................................67


BOARD MEMBERS AND OFFICERS..................................................68


TRUST ORGANIZATION..........................................................79


PROXY VOTING GUIDELINES.....................................................80


FINANCIAL STATEMENTS........................................................80


ADDITIONAL INFORMATION......................................................80


APPENDIX A -- PROXY VOTING GUIDELINES.......................................82


APPENDIX B -- RATINGS OF INVESTMENTS.......................................109




                             INVESTMENT RESTRICTIONS

Investment Restrictions

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met. Shareholders of a Fund will receive 60 days' prior written notice with respect to any change in the investment objective of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of DWS Advisor Funds, an open-end investment management company. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

As a matter of fundamental policy, each Fund may not (except that no investment restriction of each Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(5) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-fundamental Investment Restrictions for DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund. In order to comply with certain statutes and policies, DWS Small Cap Growth Fund and DWS Mid Cap Growth Fund will not, as a matter of nonfundamental operating policy:


(i) borrow money (including through reverse repurchase or forward roll transactions), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iii) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any US issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund currently does not engage in short selling.);

(iv) invest for the purpose of exercising control or management of another company;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission ("SEC"); provided further, that except in the case of a merger or consolidation, the Fund shall not purchase securities of any open-end investment company unless (1) the Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vi) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board to be liquid);

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation ("OCC"), except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);
(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets;


(ix) lend portfolio securities in an amount greater than 33 1/3% of its total assets; and

(x) for DWS Small Cap Growth Fund only, acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


Non-fundamental Investment Restrictions for DWS Micro Cap Fund. The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

As a matter of nonfundamental policy, DWS Micro Cap Fund may not:

(i) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(ii) Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(iii) Invest for the purpose of exercising control over or management of any company.

(iv) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(v) Acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The staff of the SEC has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of the 15% limitation.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining the Fund's net asset value.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

To meet federal income tax requirements for qualification as a regulated investment company, each Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor" or "DIMA") in its discretion might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Equity Securities

General. Each Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter (or "OTC") market as well as certain restricted or unlisted securities. As used herein, "equity securities" includes common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset Segregation

Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a Fund engages in such transactions, a Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A Fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a Fund that may be at risk with respect to certain derivative transactions.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of a Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. Each Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. Such leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), although there is no minimum rating which a preferred stock must have to be an eligible investment for a Fund. Generally, however, the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream that is generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders. In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization and Small-Capitalization Stocks. Lesser-known companies with medium- and small-market capitalizations frequently offer greater growth potential than larger, better-known and more mature companies. Investments in medium- and small-capitalization companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers, including reduced and less reliable information about the issuer, less stringent financial disclosure requirements, higher brokerage commissions and fees, and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic regions.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of smaller size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the over-the-counter ("OTC") market may have fewer market makers, wider spreads between their quoted bid and ask prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

Small and Micro Capitalization Companies. Each Fund invests a portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and, therefore, such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which a Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. As mentioned above, the securities of smaller capitalization companies traded on the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality," which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

Impact of Sub-Prime Mortgage Market. A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a Fund may have more difficulty disposing of them.

Investing in Foreign Securities. Each Fund may invest up to 20% of its total assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Fund's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by a Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

A Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Furthermore, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing their net asset values, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which such values and exchange rates are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith using methods approved by the Trustees.

US Dollar-Denominated Foreign Debt Securities. Each Fund may invest in the US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Foreign Government Debt Securities. Each Fund may invest in US dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Securities and Money Market Instruments

General. Each Fund may invest in a broad range of domestic and foreign fixed income (debt) securities consistent with its investment objective and 80% investment policy for each Fund. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund's securities portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield of such Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investment portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, the net asset value can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Short-Term Instruments. When a Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. Each Fund may invest up to 20% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities that the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by a Fund must be rated in the highest short-term rating category by any two nationally recognized statistical ratings organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Each Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. Each Fund may invest in obligations issued or guaranteed by the US government, which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Investments in American, European, Global and International Depository Receipts. Each Fund may invest in non-US securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Zero Coupon Securities and Deferred Interest Bonds. Each Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that such value is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Funds.

Mortgage Dollar Rolls. Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A securities, discussed in greater detail below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of the securities' value, the value of a Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority ("FINRA").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board determines or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. A Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as, and if-issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time when a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisition, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% for both Mid Cap Growth Fund and Small Cap Growth Fund and 33 (1)/3% for Micro Cap Fund in each case, of the market value of the applicable Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) a Fund receives reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

Each Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of a Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Derivative Securities -- DWS Small Cap Growth Fund and DWS Mid Cap Growth Fund

General. Each Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, a Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities; for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates; and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Each Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for each Fund. The use of derivatives for non-hedging purposes may be considered speculative.

Each Fund's investment in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower each Fund's return. Each Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities and may offer less liquidity and less protection to each Fund in the event of default by the other party to the contract.

Options on Securities. Each Fund may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by each Fund.

A call option written by each Fund is "covered" if each Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by each Fund in cash or liquid securities.

When each Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, each Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which each Fund has no control, each Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, each Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by each Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When each Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to each Fund at the specified exercise price at any time during the option period. If the option expires unexercised, each Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which each Fund has no control, each Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, each Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. Each Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Each Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, each Fund may enter into a "closing sale transaction" which involves liquidating each Fund's position by selling the option previously purchased. When each Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When each Fund writes an option, an amount equal to the net premium received by each Fund is included in the liability section of each Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if each Fund enters into a closing purchase transaction, each Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, each Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

Each Fund may also purchase call and put options on any securities in which it may invest. Each Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle each Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. Each Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium, and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Each Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle each Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of each Fund. Put options also may be purchased by each Fund for the purpose of affirmatively benefiting from a decline in the price of securities that each Fund does not own. Each Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may also engage in options transactions in the OTC market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker, rather than an exchange, and OTC options may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, each Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom each Fund enters into such options transactions under the general supervision of each Fund's Board of Trustees. Unless the Trustees conclude otherwise, each Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to each Fund's limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on US and foreign securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of such securities. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," each Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle each Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. Each Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," each Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle each Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. Each Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether each Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by each Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although each Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. Each Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in each Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. Each Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Futures Contracts and Options on Futures Contracts - DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the market value of the securities or currency held by each Fund and the prices of the futures and options. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges that have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. Each Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day each Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without each Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, each Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where each Fund holds or intends to acquire fixed-income securities, is to attempt to protect each Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), each Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by each Fund. If interest rates did increase, the value of the debt security in each Fund would decline, but the value of the futures contracts to each Fund would increase at approximately the same rate, thereby keeping the net asset value of each Fund from declining as much as it otherwise would have. Each Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows each Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, each Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and each Fund could then buy debt securities on the cash market. The segregated assets maintained to cover each Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from each Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by each Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit each Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, each Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if each Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, each Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if each Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when each Fund is not fully invested, it may purchase a call option on an interest-rate-sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), each Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that each Fund intends to purchase.

If a put or call option each Fund has written is exercised, each Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, each Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk each Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Considerations. The Trust, on behalf of each Fund, has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, each Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Futures Contracts on Securities Indices. Each Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by each Fund or adversely affect the prices of securities which are intended to be purchased at a later date for each Fund, or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for each Fund will rise in value by an amount which approximately offsets the decline in value of the portion of each Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Currency Exchange Contracts. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and may receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by each Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of each Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, each Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in each Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend at the same time to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event each Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for each Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on each Fund's foreign currency denominated portfolio securities, and the use of such techniques will subject each Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, each Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit each Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to each Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying each Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which each Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Each Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may be used to hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to each Fund's position, each Fund may forfeit the entire amount of the premium plus related transaction costs. In addition a Fund may purchase call options on a currency when the Advisor anticipates that the currency will appreciate in value.

Each Fund may also write options on foreign currencies for the same types of hedging purposes. For example, when each Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, each Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow each Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and each Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, each Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by each Fund is "covered" if each Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on each Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by each Fund in cash or liquid securities.

Each Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is instead designed to provide a hedge against a decline in the US dollar value of a security which each Fund owns or has the right to acquire and which is denominated in the currency underlying the option, due to an adverse change in the exchange rate. In such circumstances, each Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If each Fund is unable to effect a closing purchase transaction with respect to covered options it has written, each Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if each Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, each Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. Each Fund intends to treat OTC options as not readily marketable and, therefore, as subject to the Fund's limitation with respect to illiquid securities.

Options on Securities, Securities Indices and Foreign Currencies -- DWS Micro Cap Fund

General. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the OCC or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot affect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. OTC options also involve the risk that a counterparty will fail to meet its obligation under the option.

Options on Stock Indices or Currencies. The Fund may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the S&P 500 Index and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in US dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

Other Considerations. The Fund will engage in OTC options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually affected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Options on Futures Contracts - DWS Micro Cap Fund

General. When deemed advisable by the Advisor, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the CFTC. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be affected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Other Considerations. The Trust, on behalf of the Fund, has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company. See "Taxes."

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities may minimize the risk of imperfect correlation. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts -- DWS Micro Cap Fund

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.



Other Investments and Investment Practices

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which a Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Investment of Uninvested Cash. The Funds may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Funds in shares of the Central Funds will comply with rule 2a-7 under the 1940 Act and will be in accordance with the Funds' investment policies and restrictions.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that its aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of a Fund's assets, that percentage limitation is listed in the chart. Preceding the chart, there is a description of how each type of security and investment strategy may be used by a Fund. As a matter of nonfundamental operating policy, each Fund may be subject to additional restrictions. See the section entitled "Investment Restriction."

DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                 DWS Mid Cap Growth DWS Small Cap Growth
INVESTMENT PRACTICE                                                                     Fund                Fund
--------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

I        Permitted without stated limit
II       Permitted without stated limit, but not expected to be used to a significant extent
X        Not permitted

20% Italic type (e.g.  20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g.  20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use
--------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                             I                    I
--------------------------------------------------------------------------------------------------------------------------
Warrants                                                                                 I                    I
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                          I                    I
--------------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                   I                    I
--------------------------------------------------------------------------------------------------------------------------
Medium Capitalization Stocks                                                            80%                  II
--------------------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                                                              II                  80%
--------------------------------------------------------------------------------------------------------------------------
Micro Capitalization Stocks                                                              II                  II
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                                  20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                                   20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Bankers' Acceptances                                        20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                        20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand Notes                                                       20%                  20%
--------------------------------------------------------------------------------------------------------------------------
US Government Securities                                                                20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                      20%                  20%
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------------------------------------------------
Options on Securities                                                                    I                    I
--------------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                                                            I                    I
--------------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                                                     I                    I
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                                        I                    I
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                                                  I                    I
--------------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on Security Indices)                   I                    I
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                                       I                    I
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                        20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                                                 20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                                                 20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                                                20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                                 20%                  20%
--------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depository Receipts                                                20%                  20%
(ADRs, EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                       20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                                      20%                  20%
--------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                                           II                  II
--------------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                                                            II                  II
--------------------------------------------------------------------------------------------------------------------------
Cross Hedging                                                                            II                  II
--------------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                                                      II                  II
--------------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                            II                  II
--------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                     15%                  15%
--------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                                             15%                  15%
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                   20%                  20%
--------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                                         33 1/3%              33 1/3%
--------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                                 33 1/3%              33 1/3%
--------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                       33 1/3%              33 1/3%
--------------------------------------------------------------------------------------------------------------------------
Borrowing                                                                             33 1/3%              33 1/3%
--------------------------------------------------------------------------------------------------------------------------
Short Sales                                                                             25%                  25%
--------------------------------------------------------------------------------------------------------------------------
Concentration in Any One Industry                                                       25%                  25%
--------------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                              10%                  10%
--------------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                                         100%                100%
--------------------------------------------------------------------------------------------------------------------------

DWS Micro Cap Fund

--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                        DWS Micro Cap Fund
--------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

I        Permitted without stated limit
II       Permitted without stated limit, but not expected to be used to a significant extent
X        Not permitted

20% Italic type (e.g.  20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g.  20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use
--------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------- ----------------------------------------
Common Stock                                                                      I
--------------------------------------------------------------------------------- ----------------------------------------
Warrants                                                                          I
--------------------------------------------------------------------------------- ----------------------------------------
Preferred Stock                                                                   5%
--------------------------------------------------------------------------------- ----------------------------------------
Convertible Securities                                                            I
--------------------------------------------------------------------------------- ----------------------------------------
Medium-Capitalization Stocks                                                      II
--------------------------------------------------------------------------------- ----------------------------------------
Small Capitalization Stocks                                                       I
--------------------------------------------------------------------------------- ----------------------------------------
Micro Capitalization Stocks                                                       At least 80%
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------- ----------------------------------------
US Government Securities                                                          20%
--------------------------------------------------------------------------------- ----------------------------------------
Short-Term Instruments                                                            20%
--------------------------------------------------------------------------------- ----------------------------------------
Obligations of Banks and Other Financial Institutions                             20%
--------------------------------------------------------------------------------- ----------------------------------------
Certificates of Deposit and Bankers' Acceptances                                  20%
--------------------------------------------------------------------------------- ----------------------------------------
Commercial Paper                                                                  20%
--------------------------------------------------------------------------------- ----------------------------------------
Other Debt Obligations                                                            20%
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------- ----------------------------------------
Options on Securities                                                             I
--------------------------------------------------------------------------------- ----------------------------------------
Protective Puts                                                                   25%
--------------------------------------------------------------------------------- ----------------------------------------
Options on Securities Indices                                                     I
--------------------------------------------------------------------------------- ----------------------------------------
Options on Non-US Securities Indices                                              I
--------------------------------------------------------------------------------- ----------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------- ----------------------------------------
Futures Contracts                                                                 I
--------------------------------------------------------------------------------- ----------------------------------------
Futures Contracts on Securities Indices                                           I
--------------------------------------------------------------------------------- ----------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)          I
--------------------------------------------------------------------------------- ----------------------------------------
Purchased protective puts                                                         25%
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------- ----------------------------------------
Hedging Strategies                                                                I
--------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------- ----------------------------------------
Foreign Securities & Depository Receipts                                          20%
(ADRs, EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------- ----------------------------------------
Foreign Corporate Debt Securities                                                 20%
--------------------------------------------------------------------------------- ----------------------------------------
Foreign Government Debt Securities                                                20%
--------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------- ----------------------------------------
Currency Exchange Transactions                                                    II
--------------------------------------------------------------------------------- ----------------------------------------
Currency Hedging Transactions                                                     II
--------------------------------------------------------------------------------- ----------------------------------------
Cross Hedging                                                                     II
--------------------------------------------------------------------------------- ----------------------------------------
Forward Currency Exchange Contracts                                               II
--------------------------------------------------------------------------------- ----------------------------------------
Options on Foreign Currencies                                                     II
--------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------- ----------------------------------------
Illiquid Securities                                                               15%
--------------------------------------------------------------------------------- ----------------------------------------
When-Issued and Delayed Delivery Securities                                       33 1/3%
--------------------------------------------------------------------------------- ----------------------------------------
Repurchase Agreements                                                             20%
--------------------------------------------------------------------------------- ----------------------------------------
Reverse Repurchase Agreements                                                     33%
--------------------------------------------------------------------------------- ----------------------------------------
Lending of Portfolio Securities                                                   33 1/3%
--------------------------------------------------------------------------------- ----------------------------------------
Borrowing                                                                         33 1/3%
--------------------------------------------------------------------------------- ----------------------------------------
Short Sales                                                                       II
--------------------------------------------------------------------------------- ----------------------------------------
Other Investment Companies                                                        10%
--------------------------------------------------------------------------------- ----------------------------------------
Temporary Defensive Investments                                                   100%
--------------------------------------------------------------------------------- ----------------------------------------
Non-Diversification                                                               25%
--------------------------------------------------------------------------------- ----------------------------------------
Concentration in Any One Industry                                                 25%
--------------------------------------------------------------------------------- ----------------------------------------

Portfolio Holdings

In addition to the public disclosure of Funds' portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of each Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM or its affiliated nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Funds. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Funds. Under the supervision of the Board of Trustees of each Fund, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI") merged into DIMA. Prior to December 31, 2006 DAMI was the investment advisor to the Funds. As a result of the merger, DIMA is now the investment advisor to the Funds.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

Each Fund is managed by a team of investment professionals, each of whom plays an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of a Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement


Pursuant to an Investment Management Agreement between the Funds and DIMA (the "Investment Management Agreement"), the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for the Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds' policies as stated in their Prospectuses and SAIs, or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.

Pursuant to the Investment Management Agreement (unless otherwise provided in the Investment Management Agreement or as determined by the Funds' Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Trustees, officers, and executive employees of the Funds, including the Funds' share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that the Funds are generally responsible for expenses that include: fees payable to DIMA; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any Funds' security or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Trust, and, if required by applicable law, subject to a majority vote of each Fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the Investment Management Agreement.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Fund. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Funds on 60 days' written notice.

For all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund                                                                               Management Fee Rate
----                                                                               -------------------

DWS Mid Cap Growth Fund                                                         0.650% to $500 million
                                                                                0.600% next $1 billion
                                                                                0.550% next $2.5 billion
                                                                                0.540% next $2.5 billion
                                                                                0.530% next $2.5 billion
                                                                                0.520% next $2.5 billion
                                                                                    0.510% thereafter
                                                                                   0.510% thereafter

DWS Small Cap Growth Fund                                                                0.650%

From September 19, 2005 through December 30, 2006, DWS Mid Cap Growth Fund paid the Advisor's predecessor a monthly fee at an annual rate of:

                      Average Daily Net Assets                                   DWS Mid Cap Growth Fund
                      ------------------------                                   -----------------------

                    to $500 million                                                        0.65%
                    over $500 million - $1.5 billion                                       0.60%
                    over $1.5 billion - $4 billion                                         0.55%
                    over 4 billion - $6.5 billion                                          0.54%
                    over $6.5 billion - $9 billion                                         0.53%
                    over $9 billion - $11.5 billion                                        0.52%
                    over $11.5 billion                                                     0.51%


Effective October 1, 2008, DWS Micro Cap Fund pays the Advisor a graduated investment management fee, based on the average daily net assets of the Fund, computed daily and payable monthly, at the annual rates shown below:

DWS Micro Cap Fund                                                                1.100% to $250 million
                                                                                 0.950% next $250 million
                                                                                     0.800% thereafter

Prior to October 1, 2008, DWS Micro Cap Fund paid the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

DWS Micro Cap Fund                                                               1.250% to $250 million
                                                                                1.100% next $250 million
                                                                                 0.95% next $500 million
                                                                                    0.80% thereafter








Prior to July 1, 2006, DWS Micro Cap Fund paid the Advisor a monthly fee of 1.50% of average daily net assets.


DWS Mid Cap Growth Fund. For the fiscal year ended September 30, 2008, the Fund paid the Advisor a fee in the amount of $5,468,392. For the fiscal year ended September 30, 2007, the Fund paid the Advisor a fee in the amount of $7,925,087. For the fiscal years ended September 30, 2006*, the Fund paid the Advisor's predecessor an advisory fee of $8,308,591.

Through January 31, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Mid Cap Growth Fund to the extent necessary to maintain DWS Mid Cap Growth Fund's total operating expenses at 1.05% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor had contractually agreed through September 30, 2007, to waive a portion of its fees and reimburse expenses so that total operating expenses would not exceed 0.94%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses, and proxy expenses.

Only the Fund's Board of Trustees may change these contractual fee waivers.

DWS Small Cap Growth Fund. For the fiscal year ended September 30, 2008, the Fund paid the Advisor a fee in the amount of $1,803,035. For the fiscal year ended September 30, 2007, the Fund paid the Advisor a fee in the amount of $2,813,970. For the fiscal year ended September 30, 2006*, the Fund paid the Advisor's predecessor an advisory fee of $3,441,328.

Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Small Cap Growth Fund to the extent necessary to maintain DWS Small Cap Growth Fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Only the Fund's Board of Trustees may change these contractual fee waivers.

DWS Micro Cap Fund. For the fiscal year ended September 30, 2008, the Fund paid the Advisor a fee in the amount of $649,327 (of which $191,833 was waived). For the fiscal year ended September 30, 2007, the Fund paid the Advisor a fee in the amount of $890,605 (of which $207,321 was waived). For the fiscal year ended September 30, 2006*, the Fund paid the Advisor's predecessor an advisory fee of $1,464,791 (of which $342,282 was waived).

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its investment management fee in the amount of 0.305% of DWS Micro Cap Fund's average daily total net assets. Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of DWS Micro Cap Fund so that the total operating expenses will not exceed 1.44% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its Investment Management Fee in the amount of 0.305% of DWS Micro Cap Fund's average daily total net assets. Through January 31, 2009, the Advisor had contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of DWS Micro Cap Fund so that the total operating expenses would not exceed 1.52% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through January 31, 2008, the Advisor had contractually agreed to waive a portion of its fees and reimburse expenses so that total annual operating expenses would not exceed 1.38% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organization and offering expenses, and proxy expenses.

Only the Fund's Board of Trustees may change these contractual fee waivers.

* Prior to June 1, 2006 for DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund and July 1, 2006 for DWS Micro Cap Fund, these fees included an administrative service fee.

In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Investment Management Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at a Fund's expense.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank AG has granted a license to the Funds to utilize the trademark "DWS."

Subadvisor Approval Policy. In addition, the Board and shareholders approved a subadvisor approval policy for each Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. A Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to certain rules (as it proposed to do in October 2003) or granting a Fund exemptive relief from such existing rules. In the event that a Fund received exemptive relief or the SEC adopted revisions to its current rules, the Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of a Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                                                Dollar Range
                                                                                                 Of All DWS
Name of                         DWS                                  DWS Small Cap Growth        Fund Shares
Portfolio Manager         Micro Cap Fund     DWS Mid Cap Growth Fund         Fund                   Owned
-----------------         --------------     -----------------------         ----                   -----

Joseph Axtell              $1 - $10,000           $1 - $10,000                $0             $100,001 - $500,000
Jeffrey Saeger                  $0                     $0                     $0             $50,001 - $100,000
Rafaelina M. Lee                $0                $1 - $10,000                $0             $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of each Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of a Fund's most recent fiscal year end.

DWS Micro Cap Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
Name of                               Investment          Investment               with           Performance- Based
Portfolio Manager                      Companies           Companies       Performance-Based Fee     Fee Accounts
-----------------                      ---------           ---------       ---------------------         --------

Joseph Axtell                              14           $6,365,261,650               0                    $0
Jeffrey Saeger                              2             $614,822,536               0                    $0
Rafaelina M. Lee                            0                       $0               0                    $0

DWS Mid Cap Growth Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
Name of                               Investment          Investment               with           Performance- Based
Portfolio Manager                      Companies           Companies       Performance-Based Fee     Fee Accounts
-----------------                      ---------           ---------       ---------------------         --------

Joseph Axtell                              14           $5,858,010,964               0                    $0
Jeffrey Saeger                              2             $614,822,536               0                    $0
Rafaelina M. Lee                            0                       $0               0                    $0

DWS Small Cap Growth Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
Name of                               Investment          Investment               with           Performance- Based
Portfolio Manager                      Companies           Companies       Performance-Based Fee     Fee Accounts
-----------------                      ---------           ---------       ---------------------         --------

Joseph Axtell                              14           $6,289,866,985               0                    $0
Jeffrey Saeger                              2             $614,822,536               0                    $0
Rafaelina M. Lee                            0                       $0               0                    $0

DWS Micro Cap Fund, DWS Mid Cap Growth Fund, and DWS Small Cap Growth Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
Name of                              Investment       Pooled Investment      Performance-Based    Performance- Based
Portfolio Manager                     Vehicles             Vehicles                 Fee              Fee Accounts
-----------------                     --------             --------                 ---              ------------

Joseph Axtell                             1               $3,953,600                 0                    $0
Jeffrey Saeger                            7             $160,345,886                 0                    $0
Rafaelina M. Lee                          0                       $0                 0                    $0

DWS Micro Cap Fund, DWS Mid Cap Growth Fund, and DWS Small Cap Growth Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------                --------          --------                 ---                    --------

Joseph Axtell                             3               $234,032,700               0                   $0
Jeffrey Saeger                            2               $488,907,216               0                   $0
Rafaelina M. Lee                          0                         $0               0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics ("Code of Ethics") under rule 17j-1 under the 1940 Act. Board members, Officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Pursuant to an administrative services agreement with the Advisor (the "Administrative Services Agreement"), the Advisor provides most administrative services to the Funds, including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Funds securities. For all services provided under the Administrative Services Agreement, each Fund pays the Administrator a fee of 0.10% of the Fund's respective average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Funds reasonably deems necessary for the proper administration of the Funds. DIMA provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds' prospectus and SAI as well as other reports required to be filed by the SEC; maintains the Funds' records; provides each Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of each Fund; assists in the resolution of accounting issues that may arise with respect to each Fund; establishes and monitors each Fund's operating expense budgets; reviews and processes each Fund's bills; assists in determining the amount of dividends and distributions available to be paid by each Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a Fund.

Prior to July 1, 2006, Investment Company Capital Corp. ("ICCC"), was the administrator for DWS Mid Cap Growth Fund and DWS Small Cap Growth Fund. ICCC received a fee (the "Administrator Services Fee") of 0.40% of the average daily net assets for Class AARP and S shares of DWS Small Cap Growth Fund and 0.65% of the average daily net assets for Class AARP and 0.45% for Class S shares of DWS Mid Cap Growth Fund. Effective June 1, 2006, the Administration Agreement with ICCC was terminated and the Funds entered into an Administrative Services Agreement with DIMA.

Prior to July 1, 2006, DAMI was the Administrator for DWS Micro Cap Fund. DAMI received a fee of 0.22% of the average daily net assets of the Fund (the "Administrator Service Fee"). Effective July 1, 2006 the Administration Agreement with DAMI was terminated and the Fund entered into an Administrative Services Agreement with DIMA.

The following administrative services fees were paid to DIMA by the Funds:

DWS Mid Cap Growth Fund                   Administrative Services Fee               Unpaid at Fiscal Year End
-----------------------                   ---------------------------               -------------------------

2008                                                $869,732                                 $49,661
2007                                                $1,279,181                                  --
2006*                                               $416,391                                    --


DWS Small Cap Growth Fund                Administrative Services Fee               Unpaid at Fiscal Year End
-------------------------                ---------------------------               -------------------------

2008                                              $277,390                                  $11,527
2007                                                $432,919                                   --
2006*                                               $168,484                                   --


DWS Micro Cap Fund                       Administrative Services Fee               Unpaid at Fiscal Year End
------------------                       ---------------------------               -------------------------

2008                                               $51,946                                  $3,498
2007                                                $71,248                                    --
2006**                                              $23,088                                    --

*        For the period from June 1, 2006 through September 30, 2006.

**       For the period from July 1, 2006 through September 30, 2006

For the period October 1, 2005 through May 31, 2006 for both DWS Mid Cap Growth
Fund and DWS Small Cap Growth Fund and for the period October 1, 2005 through
June 30, 2006 for DWS Micro Cap Fund, the administrator service fees charged to the Funds were as follows:

DWS Mid Cap Growth Fund                    Administrator Service Fee                        Waived
-----------------------                    -------------------------                        ------

Class S                                             $683,715                              $ 66,407


DWS Small Cap Growth Fund                 Administrator Service Fee                         Waived
-------------------------                 -------------------------                         ------

Class S                                             $204,560                              $  3,533


DWS Micro Cap Fund                        Administrator Service Fee                         Waived
------------------                        -------------------------                         ------

Class S                                             $  3,581                              $  1,383




Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

DWS Investments Distributors, Inc. ("DIDI") is the principal distributor for shares of each Fund. DIDI is a registered broker-dealer and is affiliated with DIMA. The principal business address of DIDI is 222 South Riverside Plaza, Chicago, IL 60606.

DIDI serves as the distributor of the Funds' shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. DIDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with DIDI and ICC Distributors, Inc., the DIDI Agreement controls. If the Participating Dealer did not have an agreement with DIDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DIDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DIDI is 222 South Riverside Plaza, Chicago, IL 60606.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Although the Funds do not currently have a 12b-1 Plan for these classes, and the Trustees of each Trust have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the applicable Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of any of the Funds.

Custodian

Each Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent and Shareholder Service Agent

DWS Investments Service Company ("DISC"), a subsidiary of the Advisor, serves as transfer agent for each Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the applicable Trust, DISC maintains the shareholder account records for each Fund, handles certain communications between shareholders and the applicable Trust and causes to be distributed any dividends and distributions payable by the applicable Trust. DISC may be reimbursed by the Fund for its out-of-pocket expenses.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.


For the fiscal year ended September 30, 2008, the amounts charged to the Funds by DISC were as follows:

                                                                                                       Amount Unpaid at
Fund                                 Class                   Total            Amount Waived           September 30, 2008
----                                 -----                   -----            -------------           ------------------

DWS Mid Cap Growth Fund              Class S               $402,898                   --                    $93,394
DWS Small Cap Growth Fund            Class S               $233,721                $227,410                 $6,311
DWS Micro Cap Fund                   Class S               $14,429                 $14,429                    --

For the fiscal year ended September 30, 2007, the amounts charged to the Funds by DISC were as follows:

Fund                                       Class                    Total                     Amount Waived
----                                       -----                    -----                     -------------

DWS Mid Cap Growth Fund                   Class S                 $491,600                      $125,996
DWS Small Cap Growth Fund                 Class S                 $547,476                      $349,346
DWS Micro Cap Fund                        Class S                  $13,100                       $13,100

For the fiscal year ended September 30, 2006, the amounts charged to the Funds by DISC were as follows:

Fund                                       Class                    Total                     Amount Waived
----                                       -----                    -----                     -------------

DWS Mid Cap Growth Fund                   Class S                 $142,347                             --
DWS Small Cap Growth Fund                 Class S                  $89,186                       $72,933
DWS Micro Cap Fund                        Class S                     $612                          $529

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to each Fund.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the Independent Registered Public Accounting Firm for each Fund.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of each Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

For the fiscal year ended September 30, 2006, each Fund paid the following in brokerage commissions:

DWS Mid Cap Growth Fund                                      $1,801,405
DWS Small Cap Growth Fund                                    $1,190,469
DWS Micro Cap Fund                                             $389,581

For the fiscal year ended September 30, 2007, each Fund paid the following in brokerage commissions:

DWS Mid Cap Growth Fund                                      $1,506,949
DWS Small Cap Growth Fund                                      $833,006
DWS Micro Cap Fund                                             $287,167

For the fiscal year ended September 30, 2008, each Fund paid the following in brokerage commissions:

DWS Mid Cap Growth Fund                                      $1,570,661
DWS Small Cap Growth Fund                                      $695,353
DWS Micro Cap Fund                                             $191,235

Each Fund did not pay any affiliated brokerage commissions for its most recent fiscal year end.

Securities of Regular Broker-Dealers. Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year.

At September 30, 2008, the DWS Mid Cap Growth Fund held the following securities of its regular brokers or dealers:


Name of Regular Broker or Dealer or Parent (Issuer)            Value of Securities Owned as of September 30, 2008
---------------------------------------------------            --------------------------------------------------

Waddell & Reed Financial, Inc.                                                    $4,980,000
Northern Trust Corp.                                                              $4,563,000
E*Trade Financial Corp.                                                           $5,960,000
Affiliated Managers Group, Inc.                                                  $18,923,000
T. Rowe Price Group, Inc.                                                        $11,822,000
TD Ameritrade Holding Corp.                                                       $5,550,000


At September 30, 2008, the DWS Small Cap Growth Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)            Value of Securities Owned as of September 30, 2008
---------------------------------------------------            --------------------------------------------------

Waddell & Reed Financial, Inc.                                                      $985,000
E*Trade Financial Corp.                                                           $1,200,000
FCStone Group Inc.                                                                $1,326,000

As of September 30, 2008, DWS Micro Cap Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)            Value of Securities Owned as of September 30, 2008
---------------------------------------------------            --------------------------------------------------

FCStone Group Inc.                                                                  $500,000

Portfolio Turnover

The portfolio turnover rates for the fiscal years ended 2008 and 2007 were as follows:

                                             2008                      2007
                                             ----                      ----

DWS Mid Cap Growth Fund                      82%                       56%
DWS Small Cap Growth Fund                    82%                       64%
DWS Micro Cap Fund                           59%                       73%

These rates will vary from year to year. High turnover rates increase transaction costs and may increase net short-term capital gains. The Advisor considers these effects when evaluating the anticipated benefits of short-term investing.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000, if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Investments Service Corporation (the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Funds' shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Funds' behalf. Orders for purchases or redemptions will be deemed to have been received by the Funds when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds' net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Funds. Further, if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the prospectus.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of the fund or the Advisor and its affiliates.

Eligible Class S Investors

A. The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

          3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

          4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

          5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

          9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

          3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

          4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of FINRA and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DeAM Investor Services, Inc. by letter or telephone.

Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment plan. Investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's automatic investment plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the applicable Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company


Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Automatic Withdrawal Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 728-3337.

Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Purchases In-Kind

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), which includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes on such gain. Shareholders will generally be required to include in their gross incomes their share of such gains, but may be able to claim a credit against their federal tax liability for the federal income tax paid by a fund on such gain. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by each Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income including short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class of the Fund at net asset value; or

(2)      To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the Prospectuses. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend and distribution checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of such Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of net investment income and distributions of net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each dividend and distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income (which includes its net short-term capital gains) and net long-term capital gains, if any, as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors or foreign, state or local taxes. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which the Fund owns 20% or more of the voting stock and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnership.

(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible, provided certain holding period and other conditions are satisfied; (i) to be treated as qualified dividend income with respect to shareholders taxed as individuals, which is subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be, but that are not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid federal excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of the Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments that a Fund owned that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gain. Distributions derived from net short-term capital gain (the excess of net short-term capital gain for the year over net long-term capital loss) from the sale of investments that a Fund owned will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for Fund shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain or loss resulting from the sale or exchange of Fund shares generally will be treated as capital gain or loss for federal income tax purposes.

Federal long-term capital gain rates applicable to individuals and other non-corporate taxpayers have been temporarily reduced -- to a maximum rate of 15% with lower rates applying to taxpayers in the in the 10% and 15% rate federal income tax brackets -- for taxable years beginning before January 1, 2011. Long-term capital gain rates are currently scheduled to return to a maximum rate of 20% for taxable years beginning after December 31, 2010.

For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual and other non-corporate taxpayers will be taxed for federal income tax purposes at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a shareholder of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company. For purposes of determining the holding period of stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. The above may cause a portion of the dividends received by each Fund to not be eligible for treatment as qualified dividend income.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing Fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them for federal income tax purposes.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards or post-October loss deferrals available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporate shareholders. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). For purposes of determining the holding period of stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by each Fund to not be eligible for the corporate dividends-received deduction.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of any of the Funds' total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income and will not be entitled to take any credits or deductions for, such foreign taxes.

Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Tax Effects of Certain Transactions. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, a Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes;
(3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by a Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a US trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations.

Special federal income tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of each Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by each Fund's Board and overseen primarily by each Fund's Pricing Committee.

                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               134
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               134
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Boston Museum
                                  of Science; Public Radio International; PRX,
                                  The Public Radio Exchange; The PBS Foundation;
                                  former Directorships: American Public
                                  Television; Concord Academy; New England
                                  Aquarium; Mass. Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           134
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley University; Trustee, Southwest Florida
                                  Community Foundation (charitable
                                  organization); former Directorships:
                                  Investment Company Institute (audit,
                                  executive, nominating committees) and
                                  Independent Directors Council (governance,
                                  executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           134
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           134
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         134
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             134
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(2) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           134
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               134
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(3)                Managing Director(4), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(5)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(6)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(7) (1965)       Managing Director(4), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(8) (1962)          Director(4), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(7) (1963)       Managing Director(4), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(8) (1962)       Managing Director(4), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(9) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(8)                  Director(4), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (8)                   Director(4), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(8)               Director(4), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(9) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(9) (1962)           Managing Director(4), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(9)        Director(4), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(6) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(7)      Address:  345 Park Avenue, New York, New York 10154.

(8)      Address: One Beacon Street, Boston, Massachusetts 02108.

(9)      Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

   Officer's Role with Principal Underwriter: DWS Investments Distributors, Inc.

 Paul H. Schubert:                   Vice President
 Jason Vazquez:                      Vice President and AML Compliance Officer
 Caroline Pearson:                   Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Funds' Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Funds' Board held four (4) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Funds' Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Funds' Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Funds' Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four (4) meetings and the Valuation Sub-Committee held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.


                                                        Aggregate               Aggregate
                                  Aggregate         Compensation from       Compensation from       Total Compensation
                              Compensation from    DWS Mid Cap Growth         DWS Small Cap         from Fund and DWS
 Name of Board Member        DWS Micro Cap Fund          Fund                 Growth Fund           Fund Complex(1)
  --------------------          ---------------          -----                ------------          ---------------

  John W. Ballantine                  $168              $1,097                    $437                  $237,500
  Henry P. Becton, Jr.(2)           $1,142                $215                    $557                  $246,000
  Dawn-Marie Driscoll(2)(3)         $1,395                $241                    $667                  $292,500
  Keith R. Fox(2)                   $1,073                $207                    $527                  $229,500
  Paul K. Freeman                     $172              $1,168                    $461                  $255,000
  Kenneth C. Froewiss               $1,073                $207                    $527                  $226,750
  Richard J. Herring(2)             $1,142                $215                    $557                  $240,000
  William McClayton(4)                $170              $1,141                    $451                  $257,500
  Rebecca W. Rimel(2)               $1,073                $207                    $527                  $233,500
  William N. Searcy, Jr.            $1,142                $215                    $557                  $238,000
  Jean Gleason Stromberg            $1,073                $207                    $527                  $225,500
  Robert H. Wadsworth                 $170              $1,141                    $451                  $273,500

(1)      The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for
         Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of December 31, 2008.

                                     Dollar Range of   Dollar Range       Dollar Range of     Aggregate Dollar Range
                                        Beneficial     of Beneficial        Beneficial          of Ownership in all
                                       Ownership in    Ownership in      Ownership in DWS        Funds Overseen by
                                      DWS Micro Cap     DWS Mid Cap      Small Cap Growth       Board Member in the
Board Member                               Fund         Growth Fund            Fund            DWS Fund Complex(1)
------------                               ----         -----------            ----            ---------------------

Independent Board Member:

John W. Ballantine                         None            None                None                Over $100,000
Henry P. Becton, Jr.                       None        $1 - $10,000        $1 - $10,000            Over $100,000
Dawn-Marie Driscoll                        None            None            $1 - $10,000            Over $100,000
Keith R. Fox                               None            None                None                Over $100,000
Paul K. Freeman                            None            None                None                Over $100,000
Kenneth C. Froewiss                        None            None                None                Over $100,000
Richard J. Herring                         None            None                None                Over $100,000
William McClayton                      $1 - $10,000        None                None                Over $100,000
Rebecca W. Rimel                           None            None                None                Over $100,000
William N. Searcy, Jr.                     None            None                None                Over $100,000
Jean Gleason Stromberg                     None            None                None                Over $100,000
Robert H. Wadsworth                        None            None                None                Over $100,000

Interested Board Member:

Axel Schwarzer                             None            None                None                Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.


Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of January 14, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of January 14, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Mid Cap Growth Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

JENNIFER FERRARI TTEE                                        1,426,931.00                   7.39% of Class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD B
ROSELAND NJ  07068-1739

DWS TRUST COMPANY TTEE                                       9,223,445.42             98.48% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH  03079-1143

DWS Small Cap Growth Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                538,373.39                    26.69% of Class A
ITS CUSTOMERS
ATTN FUND ADM (97HB3)
JACKSONVILLE FL  32246-6484

HARTFORD LIFE INSURANCE COMPANY                               191,935.43                    9.52% of Class A
ATTN UIT OPERATIONS
HARTFORD CT  06104-2999

JENNIFER FERRARI TTEE                                         102,632.11                    5.09% of Class A
STATE STREET BANK AND TRUST
FBO ADP 401K DAILY VALUATION PROD B
ROSELAND NJ  07068-1739

STATE STREET BANK & TRUST CO                                  112,621.99              46.38% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   76,130.53              31.35% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   22,153.60              9.12% of Institutional Class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   18,476.26              7.61% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

CHARLES SCHWAB & CO INC                                       460,061.95                    13.7% of Class S
REINVEST ACCOUNT
SAN FRANCISCO CA  94104-4151

DWS Micro Cap Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

STATE STREET BANK & TRUST CO CUST                             107,513.91                    9.71% of Class A
FBO ADP/MORGAN STANLEY DW
WESTWOOD MA  02090-2318

DWS TRUST COMPANY                                              55,709.50                    5.03% of Class A
FBO PROVIDENCE SVC CORP
RETIREMENT SAVINGS PLAN
ATTN SHARE RECON DEPT #XXXXXX
SALEM NH  03079-1143

RIDGE CLEARING AND OUTSOURCING                                 8,944.16                     5.85% of Class B
FBO XXX-XXXXX-XX
JERSEY CITY NJ  07306-4001

MLPF&S FOR THE SOLE BENEFIT OF                                 47,845.47                    10.63% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

MORGAN STANLEY & CO.                                           39,570.71                    8.79% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

BROWN BROTHERS HARRIMAN & CO                                   25,435.70                    5.65% of Class C
AS CUST FBO 9050204
JERSEY CITY NJ  07310-1606

NATIONAL FINANCIAL SERVICES CORP                              390,947.07              48.07% of Institutional Class
FOR THE EXCLUSIVE BENEFIT OF OUR
NEW YORK NY  10281-1003

STATE STREET BANK & TRUST CO                                   92,701.21              11.4% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

DWS TRUST COMPANY CUST                                         84,414.92              10.38% of Institutional Class
FBO THE THRIFT PLAN OF LONZA
ATTN ASSET RECON DEPT #XXXXXX
SALEM NH  03079-1143

STATE STREET BANK & TRUST CO                                   64,241.50               7.9% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

CHARLES SCHWAB & CO INC                                        90,976.32                    16.88% of Class S
REINVEST ACCOUNT
SAN FRANCISCO CA  94104-4151

NFS LLC FBO                                                    35,302.70                    6.55% of Class S
BANK OF AMERICA NA
HARMAN INT'L IND DEF COMP TR
DALLAS TX  75283-1575

WTRISC                                                         33,589.40                    6.23% of Class S
FBO CORPORATE OFFICE PROPERTIES
TRUST EXECUTIVE DEFFERED COMP PLAN
PHOENIX AZ  85072-2129


         Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Each Fund is a series of DWS Advisor Funds (the "Trust"), an open-end management investment company. The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). Prior to July 10, 2006, DWS Micro Cap Fund was a series of DWS Investments Trust, an open-end management investment company organized as a Delaware statutory trust. On or about July 10, 2006, DWS Micro Cap Fund acquired all the assets and assumed all the liabilities of DWS Micro Cap Fund, a series of DWS Investment Trust (the "Micro Cap Predecessor Fund") in a reorganization.

The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. Mid Cap Growth Fund currently offers five classes of shares, Institutional Class and Class A, B, C and S shares. Small Cap Growth Fund currently offers five classes of shares, Institutional Class and Class A, B, C, and S shares. Micro Cap Fund currently offers five classes of shares, Institutional Class and Class A, B, C and S shares. On July 14, 2006, Class AARP shares of Mid Cap Growth Fund and Small Cap Growth Fund were merged into Class S Shares of each Fund and are no longer available for investment. On October 23, 2006, Investment Class shares of Mid Cap Growth Fund, Small Cap Growth Fund and Micro Cap Fund merged into Class S shares and are no longer available for investment. Effective November 17, 2006, Class R shares of Mid Cap Growth Fund and Small Cap Growth Fund converted into Class A shares and are no longer available for investment. Each of the Funds is a separate series of the Trust.

Prior to March 28, 2002, Mid Cap Growth Fund and Small Cap Growth Fund invested all of their investable assets in diversified open-end management investment companies having the same investment objectives as each Fund. These investment companies were Capital Appreciation Portfolio and Small Cap Portfolio, respectively (each, a "Portfolio" and collectively, the "Portfolios"). Since March 28, 2002, each Fund is now operating as a stand-alone mutual fund that directly acquires and manages its own portfolio of securities. Mid Cap Growth Fund and Small Cap Growth Fund may in the future seek to achieve their investment objectives by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each Fund.

Each Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI).

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund and DWS Micro Cap Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated September 30, 2008, are incorporated herein by reference and are hereby deemed to be a part of this SAI.

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Small Cap Growth Fund Class S is 23336Y 771.

The CUSIP number of DWS Mid Cap Growth Fund Class S is 23336Y 862.

The CUSIP number of DWS Micro Cap Fund Class S is 23339E 574.

Each Fund has a fiscal year end of September 30.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Funds' Prospectuses and this SAI omit certain information contained in the Registration Statement which each Fund has filed with the SEC under the Securities Act and Reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.





                      APPENDIX A -- PROXY VOTING GUIDELINES

          Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

---------------------

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES


1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:


1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.


4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

---------------------

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.



Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                                        [GRAPHIC OMITTED]


Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H Proposals to Restrict Chief Executive Officer's Service on Multiple Boards

         I Proposals to Restrict Supervisory Board Members Service on Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting



These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives


A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure


A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.


C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues


A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.


A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)       The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.


D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.        Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.       Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.


J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.       Anti-Takeover Related Issues


A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.


E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items


A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.


H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.


I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.





                      APPENDIX B -- RATINGS OF INVESTMENTS

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to timely meet interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Commercial Paper Ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's Commercial Paper Ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings are A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



                           STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Investment Management Americas, Inc.
345 Park Avenue
New York, NY 10154

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

TRANSFER AGENT
DWS Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

TRUSTEE COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110-2624

No person has been authorized to give any information or to make any representations other than those contained in each Fund's Prospectuses, its SAI or its official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                DWS ADVISOR FUNDS


                          DWS Short Duration Plus Fund
                     (Class A, B, C and Institutional Class)








                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2009


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses dated February 1, 2009 (Class A, Class B and Class C Shares and Institutional Class), as amended from time to time, for DWS Short Duration Plus Fund (the "Fund"), a series of DWS Advisor Funds (the "Trust"), copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders, dated September 30, 2008 are incorporated herein by reference and are deemed to be part of this SAI. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the toll-free number (800) 621-1048.

This SAI is incorporated by reference into the corresponding prospectuses for each class of shares of the Fund.

Class B shares have been created especially for former shareholders of DWS Short Term Bond Fund. Class B shares are generally not available to new investors.











                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

INVESTMENT RESTRICTIONS......................................................2

INVESTMENT POLICIES AND TECHNIQUES...........................................4

MANAGEMENT OF THE FUND......................................................38
   Investment Advisor.......................................................38

FUND SERVICE PROVIDERS......................................................46
   Administrator............................................................46
   Distributor..............................................................47
   Custodian................................................................52
   Transfer Agent...........................................................52
   Legal Counsel............................................................53
   Independent Registered Public Accounting Firm............................53

PORTFOLIO TRANSACTIONS......................................................53

PURCHASE AND REDEMPTION OF SHARES...........................................65

DIVIDENDS...................................................................70

TAXES.......................................................................71

NET ASSET VALUE.............................................................77

BOARD MEMBERS AND OFFICERS..................................................78

TRUST ORGANIZATION..........................................................87

PROXY VOTING GUIDELINES.....................................................89

FINANCIAL STATEMENTS........................................................89

ADDITIONAL INFORMATION......................................................89

APPENDIX A -- PROXY VOTING GUIDELINES.......................................90

APPENDIX B -- RATINGS OF INVESTMENTS.......................................117





                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed by the Board of Trustees without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), series of a separate open-end management investment company. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.



As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Non-Fundamental Restrictions

In order to comply with certain statutes and policies and for other reasons, the Fund will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees of the Trust without shareholder approval):

i. purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

ii. sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Fund contemporaneously owns or (b) where the Fund has the right to obtain securities equivalent in kind and amount to those sold). (The Fund has no current intention to engage in short selling);

iii. purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; iv. lend portfolio securities in an amount greater than 33 1/3% of its total assets;

v. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Fund's Board of Trustees to be liquid); and

vi.   acquire  securities  of  registered  open-end   investment   companies  or
      registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

For purposes of the Fund's concentration limitation discussed above, financial institutions include companies within the financial services industry. The Advisor, as later defined, deems the financial services industry to include the group of industries within the financial services sector.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds, including the Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Asset Segregation Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as  segregation  or cover  cannot be sold while the  position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating  assets  or  otherwise   "covering"  for  these  purposes  does  not
necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Short-Term Instruments

When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US
Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis; if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, interpretations of the SEC require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Fund may invest to a limited extent in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations". General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as the Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of the Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Fund may not invest more than 5% of its net assets in municipal leases.

The Fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. The Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Fund may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The interest from certain private activity bonds owned by the Fund (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Foreign Securities Risk. The Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Mortgage-backed securities may be issued or guaranteed by GNMA, Fannie Mae and FHLMC or Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation (currently in conservatorship (see additional information above) organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation (currently in conservatorship (see additional information above)) of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by Financial Industry Regulatory Authority ("FINRA").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Additional US Government Obligations. The Fund may invest in obligations issued or guaranteed by US government agencies or instrumentalities. US government securities are high-quality debt securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority and the US Postal Service, each of which has the right to borrow from the US Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Securities of Foreign Issuers

Investment in Emerging Markets. The Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Derivatives

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund may use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.



Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund reallocate its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include: o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts
("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund's commitments. The securities will be marked-to-market on a daily basis.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may invest up to 15% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value." of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Fund may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund's Board. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Other Investment Companies. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act, that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Fund may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to exemptive orders granted by the SEC, the Fund may invest up to 25% of its total assets in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Fund in shares of other investment companies would be subject to such duplicate expenses. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings referred to herein and in the prospectuses is set forth in the Appendix of this SAI.

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Above, there is a description of how each type of security and investment strategy may be used by the Fund. As a matter of nonfundamental operating policy, the Fund may be subject to additional restrictions. See the section entitled "Investment Restrictions."


 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund

 -------------------------------------------------------------------------------------------------------------------
 KEY TO TABLE:

+     Permitted without stated limit
o     Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

 20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

 20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
 -------------------------------------------------------------------------------------------------------------------
 EQUITY SECURITIES
 -------------------------------------------------------- ----------------------------------------------------------
 Common Stock                                                                         X
-------------------------------------------------------- ----------------------------------------------------------
 Warrants                                                                            20%
 -------------------------------------------------------- ----------------------------------------------------------
 Preferred Stock                                                                      X
 -------------------------------------------------------- ----------------------------------------------------------
 Convertible Securities                                                               X
 -------------------------------------------------------------------------------------------------------------------
 FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
 -------------------------------------------------------- ----------------------------------------------------------
 Short-Term Instruments                                                               +
 -------------------------------------------------------- ----------------------------------------------------------
 Obligations of Banks and Other Financial Institutions                                +

 -------------------------------------------------------- ----------------------------------------------------------
 Certificates of Deposit and Banker's Acceptances                                     +

 -------------------------------------------------------- ----------------------------------------------------------
 Commercial Paper                                                                     +

 -------------------------------------------------------- ----------------------------------------------------------
 Variable Rate Master Demand Notes                                                    +
 -------------------------------------------------------- ----------------------------------------------------------
 US Government Securities                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Corporate Debt Securities                                                            +
 -------------------------------------------------------- ----------------------------------------------------------
 Custodial Receipts                                                                   o
 -------------------------------------------------------- ----------------------------------------------------------
 Zero Coupon Securities and Deferred Interest Bonds                                   +
 -------------------------------------------------------- ----------------------------------------------------------
 Variable Rate Securities                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Warrants                                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Inverse Floating Rate Securities                                                     o
 -------------------------------------------------------- ----------------------------------------------------------
 Lower-Rated Debt Securities                                                         10%
 -------------------------------------------------------- ----------------------------------------------------------
 Registered Loans                                                                     X
 -------------------------------------------------------- ----------------------------------------------------------
 Put Bonds                                                                            +
 -------------------------------------------------------- ----------------------------------------------------------
 Bank Loans                                                                           +
 -------------------------------------------------------- ----------------------------------------------------------
 Other Debt Obligations                                                               +
 -------------------------------------------------------------------------------------------------------------------
 MUNICIPAL SECURITIES
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Notes                                                                      o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax Anticipation Notes                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 Revenue Anticipation Notes                                                           o
-------------------------------------------------------- ----------------------------------------------------------
 Bond Anticipation Notes                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax and Revenue Anticipation Notes                                                   o
 -------------------------------------------------------- ----------------------------------------------------------
 Construction Loan Notes                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Miscellaneous, Temporary and Anticipatory Instruments                                o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax-Exempt Commercial Paper                                                          o
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Securities                                                                 o
 -------------------------------------------------------- ----------------------------------------------------------
 General Obligation Bonds                                                             o
 -------------------------------------------------------- ----------------------------------------------------------
 Revenue Bonds                                                                        o
 -------------------------------------------------------- ----------------------------------------------------------
 Private Activity Bonds                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 Tender Option Bonds                                                                  o
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Leases, Certificates of Participation and
 Other Participation Interests                                                       5%
 -------------------------------------------------------- ----------------------------------------------------------
 Pre-Refunded Securities                                                              o
 ------------------------------------------------------- ----------------------------------------------------------
 Auction Rate Securities                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Pay-in-Kind Securities                                                               o
 -------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES (OPTIONS)
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Securities                                                                +
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Securities Indices                                                        +
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Non-US Securities Indices                                                 +
 -------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
 --------------------------------------------------------- ---------------------------------------------------------
 Futures Contracts                                                                    +
 --------------------------------------------------------- ---------------------------------------------------------
 Futures Contracts on Securities Indices, Foreign
 Currency and Interest Rates                                                          +
 --------------------------------------------------------- ---------------------------------------------------------
 Options on Futures Contracts (including Contracts on
 Securities Indices)                                                                  +
 -------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES (HEDGING STRATEGIES)
 -------------------------------------------------------- ----------------------------------------------------------
 Hedging Strategies                                                                   +
 -------------------------------------------------------- ----------------------------------------------------------
 Swap Agreements                                                                      +
 -------------------------------------------------------- ----------------------------------------------------------
 Credit Default Swaps                                                                15%
 -------------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
 -------------------------------------------------------- ----------------------------------------------------------
 Government Guaranteed Mortgage-Backed Securities                                     +
 -------------------------------------------------------- ----------------------------------------------------------
 Ginnie Mae Certificates                                                              +
 -------------------------------------------------------- ----------------------------------------------------------
 Fannie Mae Certificates                                                              +
 -------------------------------------------------------- ----------------------------------------------------------
 Freddie Mac Certificates                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Multi-Class Mortgage-Backed Securities (CMOs and
 REMICs)                                                                              +
 -------------------------------------------------------- ----------------------------------------------------------
 Privately Issued Commercial Mortgage-Backed Securities                               +
 -------------------------------------------------------- ----------------------------------------------------------
 Agency Commercial Mortgage-Backed Securities                                         +
 -------------------------------------------------------- ----------------------------------------------------------
 Mortgage Pass-Through Securities                                                     +
 -------------------------------------------------------- ----------------------------------------------------------
 Stripped Mortgage-Backed Securities                                                  +
 -------------------------------------------------------- ----------------------------------------------------------
 Adjustable Rate Mortgages                                                            +
-------------------------------------------------------- ----------------------------------------------------------
 Asset-Backed Securities                                                              +
 -------------------------------------------------------------------------------------------------------------------
 SECURITIES OF NON-US ISSUERS
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Securities and Depository Receipts (ADRs,                                  +(1)
 EDRs, GDRs and IDRs)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Corporate Debt Securities                                                  +(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Government Debt Securities                                                 +(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Investments in Emerging Markets                                                      +
 -------------------------------------------------------------------------------------------------------------------
 CURRENCY MANAGEMENT
 -------------------------------------------------------- ----------------------------------------------------------
 Currency Exchange Transactions                                                       +
 -------------------------------------------------------- ----------------------------------------------------------
 Currency Hedging Transactions                                                        +
 -------------------------------------------------------- ----------------------------------------------------------
 Cross Hedging                                                                        X
  -------------------------------------------------------- ----------------------------------------------------------
 Options on Foreign Currencies                                                        +
 -------------------------------------------------------------------------------------------------------------------
 OTHER INVESTMENTS AND INVESTMENT PRACTICES
 -------------------------------------------------------- ----------------------------------------------------------
 Illiquid Securities                                                                 15%
 -------------------------------------------------------- ----------------------------------------------------------
 TBA Commitments                                                                      +
 -------------------------------------------------------- ----------------------------------------------------------

 When-Issued and Delayed Delivery Securities                                         15%
 -------------------------------------------------------- ----------------------------------------------------------
 Repurchase Agreements                                                                +
 -------------------------------------------------------- ----------------------------------------------------------
 Reverse Repurchase Agreements                                                       5%
 -------------------------------------------------------- ----------------------------------------------------------
 Mortgage Dollar Rolls                                                               5%
  -------------------------------------------------------- ----------------------------------------------------------
 Lending of Portfolio Securities                                                   33 1/3%
 -------------------------------------------------------- ----------------------------------------------------------
 Borrowing                                                                         33 1/3%
 -------------------------------------------------------- ----------------------------------------------------------
 Short Sales                                                                          +
 -------------------------------------------------------- ----------------------------------------------------------
 Other Investment Companies                                                      limits vary
 -------------------------------------------------------- ----------------------------------------------------------
 Temporary Defensive Investments                                                      +
 -------------------------------------------------------- ----------------------------------------------------------
 Dow Jones CDX.NA.HY.3 and similar products                                           +
 -------------------------------------------------------- ----------------------------------------------------------
 Concentration of Investment in Any One Industry                                     25%
 -------------------------------------------------------- ----------------------------------------------------------

(1) May be denominated in any currency.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DIMA manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Fund is managed by a team of investment professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement

Pursuant to an Investment Management Agreement (the "Investment Management Agreement") between the Fund and the Advisor, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its prospectuses and this SAI, or as adopted by the Fund's Board. The Advisor also monitors, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

The Investment Management Agreement will continue from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Investment Management Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities.

The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

In addition, the Board and shareholders have approved a subadvisor approval policy for the Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent Board Members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve any new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to certain existing rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from such existing rules. In the event that the Fund received exemptive relief or the SEC adopted revisions to its current rules, the Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Effective April 23, 2007, for all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                                Fee Rate
------------------------                                --------

$0 - $1.5 billion                                        0.365%
$1.5 billion - $2 billion                                0.340%
$2 billion - $3 billion                                  0.315%
$3 billion - $4 billion                                  0.300%
$4 billion - $5 billion                                  0.285%
$5 billion - $6 billion                                  0.270%
Over $6 billion                                          0.255%

Prior to April 23, 2007, the Fund paid the Advisor or the predecessor investment advisor, Deutsche Asset Management, Inc. ("DAMI"), a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Average Daily Net Assets                                Fee Rate
------------------------                                --------

$0 - $500 million                                        0.500%
$500 million - $1 billion                                0.485%
$1 billion - $2 billion                                  0.470%
Over $2 billion                                          0.455%


Prior to the implementation of the above fee schedule, the Fund's advisory fee was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and paid monthly.

The Advisor has contractually agreed through April 22, 2010 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.94% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor has contractually agreed through September 30, 2009 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 1.64% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/ expense reimbursement arrangements by September 30, 2009.

The Advisor has voluntarily agreed to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.86% and 1.61%, for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

The Advisor has contractually agreed through September 30, 2009, to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 0.64% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/ expense reimbursement arrangements by September 30, 2009.

The total advisory fees charged to or paid by the Fund or PreservationPlus Income Portfolio (the "Portfolio") (the master portfolio in which, until January 13, 2006, the Fund previously invested all of its assets) for each of the last three fiscal years ended September 30 are shown in the table below.

         2008                  2007 (1)              2006(2), **
         ----                  --------              -----------

      $5,813,897              $3,286,584             $3,970,632

(1)   Charged to the Fund.

(2) For the period from October 1, 2005 through January 13, 2006, the advisory fee charged to the Portfolio was $1,517,873, of which $625,126 was waived. For the period January 14, 2006 through September 30, 2006, the advisory fee charged to the Fund was $2,452,759.

** Prior to July 1, 2006, these fees included an administrative service fee.

In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Investment Management Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.
Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the approriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account
      performance).   Other  factors,   including   contributions  made  to  the
      investment  team,  as  well  as  adherence  to  Compliance   Policies  and
      Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio managers in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                        Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                              Fund Shares Owned                      Fund Shares Owned
-------------------------                              -----------------                      -----------------

Eric Meyer                                                    $0                                     $0
Gary Sullivan                                                 $0                             $50,001 - $100,000
Matthew MacDonald                                      $10,001 - $50,000                      $10,001 - $50,000
Robert Wang                                              $1 - $10,000                        $100,001 - $500,000
Thomas Picciochi                                       $10,001 - $50,000                     $100,001 - $500,000
William Chepolis                                      $50,001 - $100,000                     $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. Total assets attributed to the portfolio managers in the tables below include total assets of each account managed by them, although the managers may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                     Number of         Total Assets of          Investment          Total Assets of
                                     Registered           Registered         Company Accounts        Performance-
                                     Investment           Investment         with Performance-         Based Fee
Name of Portfolio Manager            Companies            Companies              Based Fee             Accounts
-------------------------            ---------            ---------              ---------             --------

Eric Meyer                                 1              $54,313,957                0                    $0
Gary Sullivan                             11           $5,122,259,104                0                    $0
Matthew MacDonald                         14           $7,186,736,667                0                    $0
Robert Wang                               43          $12,522,105,162                0                    $0
Thomas Picciochi                          12           $5,591,208,443                0                    $0
William Chepolis                          16           $7,253,596,672                0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Eric Meyer                                  5           $1,701,178,221               1               $261,474,067
Gary Sullivan                               0                       $0               0                         $0
Matthew MacDonald                           0                       $0               0                         $0
Robert Wang                                36           $1,018,472,589               1               $125,426,656
Thomas Picciochi                           11             $644,711,755               1               $125,426,656
William Chepolis                            0                       $0               0                         $0
Other Accounts Managed:


                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Eric Meyer                                  0                       $0               0                         $0
Gary Sullivan                               0                       $0               0                         $0
Matthew MacDonald                           1             $116,697,183               0                         $0
Robert Wang                                49           $8,290,933,067               8               $219,246,360
Thomas Picciochi                           14             $944,218,197               8               $219,246,360
William Chepolis                            1             $116,697,183               0                         $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


Codes of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of DAMI and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Pursuant to an administrative services agreement (the "Administrative Services Agreement"), DIMA provides most administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee of 0.10% of the Fund's average daily net assets. DIMA pays the accounting agency fees out of such Administrative Services Agreement fee.

Under the Administrative Services Agreement, DIMA, as administrator, is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectuses and SAI as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DIMA also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the fiscal year ended September 30, 2008, DIMA received $1,601,239 as compensation for adminstrative services, of which $144,196 is unpaid.

For the period ended September 30, 2007, DIMA received $803,530 as compensation for adminstrative services.

For the period from July 1, 2006 through September 30, 2006, DIMA received an administration fee of $122,624.

Prior to July 1, 2006, ICCC received a fee of 0.35% of the Fund's average daily net assets for serving as administrator of the Fund. For the year ended September 30, 2006*, ICCC earned $1,672,070 as compensation for administrative and other services provided to the Fund. During the same period, ICCC waived $680,008 to the Fund to cover expenses. For the year ended September 30, 2006**, ICCC earned $108,420 for administrative and other services provided to the Portfolio.

*        For the period October 1, 2005 through June 30, 2006.

**       For the period October 1, 2005 through January 13, 2006.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The fees paid by the Fund to DIMA pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from the Fund's custodian for cash balances.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

DIDI, an affiliate of the Advisor, is the principal distributor for shares of the Fund. DIDI is a registered broker-dealer. The principal business address of DIDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.

Rule 12b-1 Plans

The Fund may enter into Shareholder Servicing Agreements with respect to its Class A Shares with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may enter into Shareholder Servicing Agreements with respect to its Class A Shares pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the prospectuses and this SAI in conjunction with any such institution's fee schedule.

Although Institutional Class shares of the Fund do not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

Class A Shares are sold subject to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets of Class A Shares.

The Fund has adopted a plan of distribution for its Class B shares (the "Class B Plan"). Under the Class B Plan, the Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class B shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to the Class B Plan, shareholder and administrative services are provided to the Fund on behalf of its Class B shareholders under the Fund's Services Agreement with its Distributor.

Shareholders of Class C of the Fund have approved an Amended and Restated Rule 12b-1 Plan (the "Amended Plan" and, together with the Class A Distribution Plan and the Class B Plan, the "Distribution Plans") for that class. Under the Amended Plan, the Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class C shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to the Amended Plan, shareholder and administrative services are provided to the Fund on behalf of its Class C shareholders under the Fund's Service Agreement with its Distributor.

Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Class B Plan and the Amended Plan for Class C shares provide alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to the Fund's Distributor for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of Class B and C shares that are used by the Distributor to pay for distribution and services for those classes, the agreement is approved and reviewed for Class B and C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund. If a Distribution Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DIDI pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under an Distribution Plan, if for any reason the Distribution Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to reimburse DIDI for its expenses incurred.

Prior to the shareholders approving a Distribution Plan, the Fund had adopted a service plan for its Class C shares, under which the Fund paid Investment Company Capital Corp. ("ICCC") service fees at an aggregate annual rate of up to 0.25% of the class's average daily net assets. ICCC provided information and administrative services to the Fund. ICCC in turn had various agreements with financial services firms to provide personal services and/or account maintenance services to their customers and paid these fees based upon the assets of shareholder accounts the firms serviced. For the fiscal year ended September 30, 2006 the Fund incurred $286,411, of which $286,411, was waived, in shareholder servicing fees for Class C shares.



Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.


-------------------- ------------ ----------------------------------------------------
                                       12b-1 Compensation to Underwriter for the
                                         Fiscal Year Ended September 30, 2008
-------------------- ------------ --------------- ------------------ -----------------
                                                        12b-1
                                       12b-1         Shareholder            12b-1
                                   Distribution    Administrative      Compensation
                                       Fees         Services Fees     Paid to Firms
-------------------- ------------ --------------- ------------------ -----------------
DWS Short Duration   Class A                  $0         $1,248,111          $745,975
Plus Fund
-------------------- ------------ --------------- ------------------ -----------------
                     Class B             $40,632            $12,599           $13,975
-------------------- ------------ --------------- ------------------ -----------------
                     Class C          $1,215,296           $408,722        $1,742,287
-------------------- ------------ --------------- ------------------ -----------------


-------------------- ------------  --------------------------------------------------------------------------
                                                  Other Expenses Paid by Underwriter for the
                                                     Fiscal Year Ended September 30, 2008
-------------------- ------------  -------------------- ------------- -------------- ----------- ------------
                                      Advertising,
                                    Sales, Literature                   Marketing     Postage
                                     and Promotional      Prospectus    and Sales       and        Imputed
                                        Materials         Printing      Expenses      Mailing     Interest
-------------------- ------------  -------------------- ------------- -------------- ----------- ------------
DWS Short Duration   Class A                $2,048,787       $86,538       $419,236    $378,227           $0
Plus Fund
-------------------- ------------  -------------------- ------------- -------------- ----------- ------------
                     Class B                      $471           $10           $119        $120      $49,503
-------------------- ------------  -------------------- ------------- -------------- ----------- ------------
                     Class C                  $322,184       $12,857        $68,897     $62,792           $0
-------------------- ------------  -------------------- ------------- -------------- ----------- ------------




DIDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance with DIDI and its affiliates.

The table below sets forth, for the fiscal year ended September 30, 2006, the distribution and shareholder servicing fees paid by the Fund:

                       Distribution Fee        Amount Waived     Shareholder Servicing Fee     Amount Waived
                       ----------------        -------------     -------------------------     -------------

Class A                     $241,808                $225,120                N/A                     N/A
Class C                     $884,793                $143,884              $286,411                $286,411

During the fiscal year ended September 30, 2006, the Distributor received commissions on the sale of the Fund's Class A shares and contingent deferred sales charges on the Fund's Class A and Class C shares as follows:

Class A Commissions                                  $10,618
Class A Contingent Deferred Sales Charge             $3,391
Class C Contingent Deferred Sales Charge             $10,163

The table below sets forth, for the fiscal year ended September 30, 2007, the distribution and shareholder servicing fees paid by the Fund:


                                            Unpaid as of                                     Unpaid as of
                     Distribution Fee    September 30, 2007  Shareholder Servicing Fee     September 30, 2007
                     ----------------    ------------------  -------------------------     ------------------

Class A                      N/A                      N/A               $382,555                  $78,476
Class B                   24,790                   $4,300                 $8,263                     $290
Class C                 $786,484                  $78,319               $260,688                  $34,631

During the fiscal year ended September 30, 2007, the Distributor received commissions on the sale of the Fund's Class A shares and contingent deferred sales charges on the Fund's Class A, Class B and Class C shares as follows:

Class A Commissions                                  $319
Class A Contingent Deferred Sales Charge             $49,756
Class B Contingent Deferred Sales Charge             $9,228
Class C Contingent Deferred Sales Charge             $3,763

* Institutional Class shares commenced operations on or about August 22, 2008.

The table below sets forth, for the fiscal year ended September 30, 2008, the distribution and shareholder servicing fees paid by the Fund:


                                            Unpaid as of                                     Unpaid as of
                     Distribution Fee    September 30, 2008  Shareholder Servicing Fee     September 30, 2008
                     ----------------    ------------------  -------------------------     ------------------

Class A                      N/A                      N/A             $1,190,158                 $105,166
Class B                   40,724                   $2,539                $12,743                   $1,056
Class C               $1,212,154                 $109,615               $406,162                  $36,328

During the fiscal year ended September 30, 2008, the Distributor received commissions on the sale of the Fund's Class A shares and contingent deferred sales charges on the Fund's Class A, Class B and Class C shares as follows:

Class A Commissions                                  $77,519
Class A Contingent Deferred Sales Charge             $14,935
Class B Contingent Deferred Sales Charge             $12,862
Class C Contingent Deferred Sales Charge             $60,233


Custodian

The Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent

DWS Investments Service Company ("DISC") serves as the Fund's Transfer Agent. DISC is located at 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its transfer agency agreement with the Trust, DISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DISC may be reimbursed by the Fund for its out-of-pocket expenses.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

For the year ended September 30, 2008, the amount charged to the Fund by DISC aggregated $1,276,419 of which $433,770 was waived. For the year ended September 30, 2007, the amount charged to the Fund by DISC aggregated $870,766 of which $459,329 was waived. For the year ended September 30, 2006, the amount charged to the Fund by DISC aggregated $68,819 of which $68,819 was waived.



Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Fund.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees.


Independent Registered Public Accounting Firm

PricewaterhouseCoopers   LLP,  125  High  Street,  Boston,  MA  02110,  acts  as
Independent Registered Public Accounting Firm of the Fund for the fiscal year ended September 30, 2008.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal year ended September 30, 2008, the Fund paid brokerage commissions in the amount of $77,356.

For the fiscal year ended September 30, 2007, the Fund paid brokerage commissions in the amount of $106,407.

For the fiscal year ended September 30, 2006, the Fund paid brokerage commissions in the amount of $91,836.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2008, the Fund did not hold any securities of its regular brokers or dealers.


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objectives. High turnover can increase the Fund's transaction costs, thereby lowering its returns. For the fiscal years ended September 30, 2007 and September 30, 2008, the Fund's turnover rates were 57% and 83%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including any applicable sales charge) next determined after receipt in good order by DIDI(or the "Distributor") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DISC", will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;
o     The Fund's competitive performance;
o     The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;
o     Market size for the fund category;
o     The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by the prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the prospectuses.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

In addition to the discounts or commissions described herein and in the prospectuses, DIDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:

                Compensation Schedule #1:                       Compensation Schedule #2: DWS Scudder
         Retail Sales and DWS Scudder Flex Plan(1)                        Retirement Plans(2)
         --------------------------------------                           ------------------
                                                                                            As a
            Amount of              As a Percentage of Net         Amount of           Percentage of Net
           Shares Sold                   Asset Value             Shares Sold             Asset Value
           -----------                   -----------             -----------             -----------

$250,000 to $50 million                     0.50%           Over $3 million              0.00%-0.50%
Over $50 million                            0.25%                     --                       --


      Compensation Schedule #3: DWS Scudder Choice Plan(3)
      ----------------------------------------------------
            Amount of                 As a Percentage of Net
           Shares Sold                      Asset Value
           -----------                      -----------

All amounts                                    0.85%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in the Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

(3)   DIDI compensates UBS Financial 0.50%.


DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                       Sales Charge

                                      As a Percentage of      As a Percentage of Net       Allowed to Dealers as a
Amount of Purchase                   Offering Price*(,) **         Asset Value**         Percentage of Offering Price
------------------                   ---------------------         -------------         ----------------------------

Less than $100,000                             2.75%                     2.83%                        2.25%
$100,000 but less than $250,000                2.50                      2.56                         2.00
$250,000 and over                              0.00****                  0.00****                     0.00*****

*     The Offering Price includes the sales charge.

** Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

***   Rounded to the nearest one-hundredth percent.

**** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***** Commission is payable by DIDI as discussed above.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family members (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold ($250,000 threshold in the case of DWS Short Duration Plus Fund for the Large Order NAV Purchase Privilege), a later decline in assets below the $1,000,000 threshold ($250,000 threshold in the case of DWS Short Duration Plus Fund) will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)   a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP, Inc. under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $250,000 or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;

(n)   reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds' prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class B shares have been created especially for former Class B shareholders of DWS Short Term Bond Fund. Class B shares of DWS Short Duration Plus Fund are closed to new investors except as described below. Unless you fit into the investor eligibility categories described below, you may not invest in Class B shares of the fund.

You may purchase Class B shares of the Fund through your existing fund account and reinvest dividends and capital gains if you are a shareholder of Class B shares of the Fund who became a shareholder of the Fund in connection with the Fund's acquisition of DWS Short Term Bond Fund on April 23, 2007.

New accounts may be opened for:

o transfers of shares from existing accounts in this Fund (including IRA rollovers);

o any group retirement, employee stock bonus, pension or profit sharing plan that offers the Fund as an investment option as of April 23, 2007;

o purchases through any comprehensive or "wrap" fee program or other fee based program that offers the Fund as an investment option as of April 23, 2007; or

o accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the funds of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds. Institutions that maintain omnibus account arrangements are not allowed to open new Class B subaccounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments in Class B will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges will not be permitted into Class B unless the exchange is being made into an existing fund account.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's prospectus and SAI.

Institutional Class Purchases. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.


Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").


The following provisions apply to DWS Investments Flex Plans.

a. Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment plan. Investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's automatic investment plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B or C shares there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment required for Institutional Class shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

Contingent Deferred Sales Charge (CDSC). The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)   redemptions  by  employer-sponsored   employee  benefit  plans  using  the
      subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
      (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f)   redemptions of shares whose dealer of record at the time of the investment
      notifies  DIDI  that  the  dealer  waives  the  discretionary   commission
      applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(j) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss equal to the difference between the amount realized and the basis in such shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 621-1048.

Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or a fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), which includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes on such gain. Shareholders will generally be required to include in their gross incomes their share of such gains, but may be able to claim a credit against their federal income tax liability for the federal income tax paid by the Fund on such gain. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

Prior to August 28, 2006, net investment income was declared as a daily dividend and distributed to shareholders monthly. Effective August 28, 2006, net investment income is declared and distributed to shareholders monthly. The Fund expects to distribute net capital gains, if any, annually. Additional distributions may be made if necessary.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class of the fund at net asset value; or

2.    To receive income and capital gain distributions in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the same class of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

Distributions of net investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income (which includes net short-term capital gains) and net long-term capital gains, if any, as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gains in order to satisfy the minimum distribution requirements contained in the Code.



                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules, or foreign, state or local taxes. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in each taxable year . In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income for each taxable year (i) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities and foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof other than partnerships that derive 90% or more of their gross income from the qualifying income described in (i) above);

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers, or of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess of net short-term capital gain over net long-term capital losses)and net tax-exempt income interest and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains (net long-term capital gains in excess of net short-term capital losses) in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal income tax at regular corporate rates, currently at a maximum rate of 35%, on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) and the tax deemed paid by the shareholder under clasuse (b).

The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary taxable income for that calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and (iii) amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid federal excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions made to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible, provided certain holding period and other requirements are satisfied, (i) to be treated as qualified dividend income, which is subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Taxation of Fund Distributions

Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from net investment income and net short-term capital gains (that is, the excess of net short-term capital gain over net long-term capital loss). Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced, to a maximum rate of 15% with a lower rates applying to taxpayers in the 10% and 15% rate federal income tax brackets for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of net investment income designed by the Fund as derived from "qualified dividend income" received by an individual or other noncorporate taxpayer will be taxed at the rates applicable to long-term capital gain assuming certain holding period and other requirements are met. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from US corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations and generally does not include dividends received from real estate investment trusts. Also, dividends received by the Fund from another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income. The Fund does not expect to generate substantial amounts of qualified dividend income.

Dividends received deduction. Dividends from domestic corporations may comprise a part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend or in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) The Fund does not expect a significant portion of its distributions to qualify for the dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing Fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them for federal income tax purposes.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund or other substantially identical stock or securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than a shareholder who holds his or here shares in a tax-exempt account) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to its shareholders their proportionate share of any foreign taxes paid by the Fund, with the result that shareholders will not be required to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Tax Effects of Certain Transactions

The Fund's use of options, futures contracts and forward contracts (to the extent permitted) will be subject to special federal income tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and affect whether cpaital gain or loss is characterized as long-term or short-term. These rules could therefore affect the amount, timing and character of distributions to investors. These rules also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income as loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount of the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes.
Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder if such securities are not certain.

Certain types of income received by the Fund from real estate investment trusts, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for federal income tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

In addition, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. If a charitable remainder trust (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, it may be subject to a 100% excise tax on such UBTI. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the tax consequences of investing in the Fund.

Other Tax Considerations

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their correct taxpayer identification numbers and certifications as to their tax status. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year ($20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.



Non-US Shareholders

In general, dividends paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (a "foreign person") to the extent derived from net investment income and net short-term capital gains of the Fund are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for the taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts
(i) with respect to distributions  (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is related to the person of the foreign person and the foreign person is a controlled foreign corporation) derived from the US source interest income that would be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other that distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should consult their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal income taxation on a net basis at regular income tax rates.



Every non-US shareholder is urged to consult his own tax advisor with respect to his own circumstances.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund. Prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of Shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used. If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                           BOARD MEMBERS AND OFFICERS


The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               134
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               134
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Boston Museum
                                  of Science; Public Radio International; PRX,
                                  The Public Radio Exchange; The PBS Foundation;
                                  former Directorships: American Public
                                  Television; Concord Academy; New England
                                  Aquarium; Mass. Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           134
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley University; Trustee, Southwest Florida
                                  Community Foundation (charitable
                                  organization); former Directorships:
                                  Investment Company Institute (audit,
                                  executive, nominating committees) and
                                  Independent Directors Council (governance,
                                  executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           134
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           134
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         134
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             134
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(2) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           134
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               134
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(3)                Managing Director(4), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(5)


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(6)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(7) (1965)       Managing Director(4), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(8) (1962)          Director(4), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(7) (1963)       Managing Director(4), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(8) (1962)       Managing Director(4), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(9) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(8)                  Director(4), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (8)                   Director(4), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(8)               Director(4), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(9) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(9) (1962)           Managing Director(4), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(9)        Director(4), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(4)   Executive title, not a board directorship.

(5) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(6) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(7)   Address: 345 Park Avenue, New York, New York 10154.

(8)   Address: One Beacon Street, Boston, Massachusetts 02108.

(9)      Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                    Vice President
 Jason Vazquez:                       Vice President and AML Compliance Officer
 Caroline Pearson:                    Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees.  The Board has established the following standing  committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Fund's Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Fund's Board held four (4) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Fund's Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Fund's Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Fund's Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the
Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four (4) meetings and the Valuation Sub-Committee did not hold any meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.


                                      Aggregate Compensation             Total Compensation
                                           from DWS Short                  from Fund and
  Name of Board Member                   Duration Plus Fund              DWS Fund Complex(1)
  --------------------                   ------------------              -------------------

  John W. Ballantine                            $2,299                          $237,500
  Henry P. Becton, Jr.(2)                         $138                          $246,000
  Dawn-Marie Driscoll(2)(3)                       $146                          $292,500
  Keith R. Fox(2)                                 $136                          $229,500
  Paul K. Freeman                               $2,456                          $255,000
  Kenneth C. Froewiss                             $136                          $226,750
  Richard J. Herring(2)                           $138                          $240,000
  William McClayton((4))                        $2,396                          $257,500
  Rebecca W. Rimel(2)                             $136                          $233,500
  William N. Searcy, Jr.                          $138                          $238,000
  Jean Gleason Stromberg                          $136                          $225,500
  Robert H. Wadsworth                           $2,396                          $273,500

(1)   The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2)   Aggregate  compensation  includes  amounts  paid to the Board  Members for special  meetings of ad hoc committees of the Board in connection with the consolidation  of the DWS fund  boards and  various  funds,  meetings  for considering fund expense simplification initiatives,  and consideration of
      issues   specific  to  the  Fund's  direct   shareholders   (i.e.,   those
      shareholders    who   did   not   purchase   shares   through    financial
      intermediaries).  Such amounts  totaled $8,000 for Mr. Becton,  $2,000 for
      Ms.  Driscoll,  $2,000 for Mr. Fox,  $2,000 for Dr. Herring and $8,000 for
      Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2008.

                                            Dollar Range of Beneficial            Aggregate Dollar Range of
                                                     Ownership               Ownership in all Funds Overseen by
                                                   in DWS Short                         Board Member
Board Member                                    Duration Plus Fund              in the DWS Fund Complex(1)
------------                                    ------------------              ----------------------------

Independent Board Member:

John W. Ballantine                                     None                                Over $100,000
Henry P. Becton, Jr.                             $10,001 - $50,000                         Over $100,000
Dawn-Marie Driscoll                                $1 - $10,000                            Over $100,000
Keith R. Fox                                           None                                Over $100,000
Paul K. Freeman                                        None                                Over $100,000
Kenneth C. Froewiss                              $10,001 - $50,000                         Over $100,000
Richard J. Herring                                     None                                Over $100,000
William McClayton                                      None                                Over $100,000
Rebecca W. Rimel                                       None                                Over $100,000
William N. Searcy, Jr.                          $50,001 - $100,000                         Over $100,000
Jean Gleason Stromberg                                 None                                Over $100,000
Robert H. Wadsworth                                    None                                Over $100,000

Interested Board Member:

Axel Schwarzer                                         None                                Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None


Securities Beneficially Owned

As of January 14, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 14, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Short Duration Plus Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CHARLES SCHWAB & CO                                          26,417,273.46                  43.22% of Class A
MUTUAL FUNDS DEPT
SAN FRANCISCO CA  94104-4151

WELLS FARGO INVESTMENTS LLC                                  4,768,709.15                    7.8% of Class A
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

MLPF&S FOR THE SOLE BENEFIT OF                                 24,082.47                    6.48% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97D64
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF                               2,682,371.27                   15.11% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9K551
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                         1,854,244.25                   10.44% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

STATE STREET BANK & TRUST CO CUST                            3,063,510.67             76.37% of Institutional Class
FBO DWS VALUE BUILDER FUND CUST
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  681,930.05               17% of Institutional Class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

CHARLES SCHWAB & CO                                          8,940,030.60                   10.75% of Class S
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA  94104-4151

LPL FINANCIAL                                                4,916,782.04                   5.91% of Class S
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

The Fund is a series of DWS Advisor Funds (the "Trust"), an open-end management investment company. The Trust is a Massachusetts business trust organized under the laws of Massachusetts on July 21, 1986, and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds as of February 6, 2006. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when the Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate the Fund or any class of the Fund without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines (set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).



                              FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended September 30, 2008 are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 2008. A copy of the Annual Report may be obtained without charge by contacting the Fund.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of the Fund are:

Class A:  23336Y748

Class B:  23336Y623

Class C:  23336Y730

Institutional Class:  23336Y565

The Fund has a fiscal year ending September 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

          Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

---------------------

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES


1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:


1.    The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.    Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.    Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting: o Neither the Guidelines nor specific client instructions cover an issue; o ISS does not make a recommendation on the issue; o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.


4.    Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

---------------------

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
      (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.    Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.    Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.    RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

      - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements. - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

      - Analyst worksheets created for stock option plan and share increase analyses.

      -     Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

      -     The name of the issuer of the portfolio security;

      - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

      - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

      -     The shareholder meeting date;

      -     A brief identification of the matter voted on;

      - Whether the matter was proposed by the issuer or by a security holder;

      -     Whether the company cast its vote on the matter;

      - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

      -     Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


      VI.   THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                                        [GRAPHIC OMITTED]

Table of contents


I     Board Of Directors And Executives

      A     Election Of Directors

      B     Classified Boards Of Directors

      C     Board And Committee Independence

      D     Liability And Indemnification Of Directors

      E     Qualifications Of Directors

      F     Removal Of Directors And Filling Of Vacancies

      G     Proposals To Fix The Size Of The Board

      H     Proposals to Restrict Chief Executive  Officer's Service on Multiple
            Boards

      I     Proposals to Restrict  Supervisory Board Members Service on Multiple
            Boards

      J     Proposals to Establish Audit Committees

II    Capital Structure

      A     Authorization Of Additional Shares

      B     Authorization Of "Blank Check" Preferred Stock

      C     Stock Splits/Reverse Stock Splits

      D     Dual Class/Supervoting Stock

      E     Large Block Issuance

      F     Recapitalization Into A Single Class Of Stock

      G     Share Repurchases

      H     Reductions In Par Value

III   Corporate Governance Issues

      A     Confidential Voting

      B     Cumulative Voting

      C     Supermajority Voting Requirements

      D     Shareholder Right To Vote

IV    Compensation

      A     Establishment of a Remuneration Committee

      B     Executive And Director Stock Option Plans

      C     Employee Stock Option/Purchase Plans

      D     Golden Parachutes

      E     Proposals To Limit Benefits Or Executive Compensation

      F     Option Expensing

      G     Management board election and motion

      H     Remuneration (variable pay)

      I     Long-term incentive plans

      J     Shareholder Proposals Concerning "Pay For Superior Performance"

      K     Executive Compensation Advisory

V     Anti-Takeover Related Issues

      A     Shareholder Rights Plans ("Poison Pills")

      B     Reincorporation

      C     Fair-Price Proposals

      D     Exemption From State Takeover Laws

      E     Non-Financial Effects Of Takeover Bids

VI    Mergers & Acquisitions

VII   Social & Political Issues

      A     Labor & Human Rights

      B     Diversity & Equality

      C     Health & Safety

      D     Government/Military

      E     Tobacco

VIII  Environmental Issues

IX    Miscellaneous Items

      A     Ratification Of Auditors

      B     Limitation Of Non-Audit Services Provided By Independent Auditor

      C     Audit Firm Rotation

      D     Transaction Of Other Business

      E     Motions To Adjourn The Meeting

      F     Bundled Proposals

      G     Change Of Company Name

      H     Proposals Related To The Annual Meeting

      I     Reimbursement Of Expenses Incurred From Candidate Nomination

      J     Investment Company Proxies

      K     International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.    Board of Directors and Executives


A.    Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy  contest:   In  a  proxy  contest  involving  election  of  directors,   a
case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.    Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.    Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.    "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.    Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.    Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.    Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing  only   incumbent   directors  to  fill   vacancies  can  serve  as  an
anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.    Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.    Proposals to Restrict Chief Executive Officer's Service on Multiple Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.    Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.   Capital Structure


A.    Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.    Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.


C.    Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.    Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.    Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale:   Stock   issuances  must  be  reviewed  in  light  of  the  business circumstances leading to the request and the potential impact on shareholder value.


F.    Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.    Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.    Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value,  provided a legitimate
business   purpose  is  stated   (e.g.,   the   reduction   of   corporate   tax
responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.  Corporate Governance Issues


A.    Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.    Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.    Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.    Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.   Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.


A.    Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.    Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)   The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.    Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.


D.    Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.    Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.    Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
      (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.    Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.    Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o     "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.    Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.    Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they: o directly align the interests of members of management boards with those of shareholders; o establish challenging performance criteria to reward only above average performance; o measure performance by total shareholder return in relation to the market or a range of comparable companies; o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; o do not allow a repricing of the exercise price in stock option plans.


J.    Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.    Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.    Anti-Takeover Related Issues


A.    Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.    Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.    Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.    Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.    Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.   Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.  Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.    Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.    Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.    Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.    Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.


E.    Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII. Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.   Miscellaneous Items


A.    Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.    Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.    Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D.    Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.    Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.    Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.    Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.


H.    Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.


I.    Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale:   Corporations  should  not  be  liable  for  costs  associated  with shareholder proposals for directors.


J.    Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.    International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.





                      APPENDIX B -- RATINGS OF INVESTMENTS

Description of Moody's Corporate Bond Ratings

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings
Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

Description of Moody's Short-Term Debt Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings

A-1 An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Fitch's Commercial Paper Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating

Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         STATEMENT OF ADDITIONAL INFORMATION

              February 1, 2009



Investment Advisor
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Transfer Agent
DWS INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
DWS INVESTMENTS DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110

Legal Counsel
VedderPrice P.C.
222 North LaSalle Street
Chicago, IL 60601


Trustee Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

No person has been authorized to give any information or to make any representations other than those contained in the Fund's prospectuses, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the prospectuses nor this SAI constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                DWS ADVISOR FUNDS


                          DWS Short Duration Plus Fund
                                     Class S








                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2009

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus dated February 1, 2009, as amended from time to time, for DWS Short Duration Plus Fund (the "Fund"), a series of DWS Advisor Funds (the "Trust"), copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders, dated September 30, 2008 are incorporated herein by reference and are deemed to be part of this SAI. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the toll-free number (800) 621-1048. This SAI is incorporated by reference into the prospectus for the Fund.













                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3

MANAGEMENT OF THE FUND.......................................................37
   Investment Advisor........................................................37

FUND SERVICE PROVIDERS.......................................................45
   Administrator.............................................................45
   Distributor...............................................................47
   Custodian.................................................................47
   Transfer Agent............................................................48
   Service Plan..............................................................48
   Legal Counsel.............................................................49
   Independent Registered Public Accounting Firm.............................49

PORTFOLIO TRANSACTIONS.......................................................49

PURCHASE AND REDEMPTION OF SHARES............................................51

DIVIDENDS....................................................................61

TAXES........................................................................62

NET ASSET VALUE..............................................................68

BOARD MEMBERS AND OFFICERS...................................................69

TRUST ORGANIZATION...........................................................78

PROXY VOTING GUIDELINES......................................................80

FINANCIAL STATEMENTS.........................................................80

ADDITIONAL INFORMATION.......................................................80

APPENDIX A -- PROXY VOTING GUIDELINES........................................81

APPENDIX B -- RATINGS OF INVESTMENTS........................................108



                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed by the Board of Trustees without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), series of a separate open-end investment management company. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(7) make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Non-Fundamental Restrictions

In order to comply with certain statutes and policies and for other reasons, the Fund will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees of the Trust without shareholder approval):

(i) purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

(ii) sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Fund contemporaneously owns or (b) where the Fund has the right to obtain securities equivalent in kind and amount to those sold). (The Fund has no current intention to engage in short selling);

(iii) purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger;

(iv) lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(v) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Fund's Board of Trustees to be liquid); and

(vi) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

For purposes of the Fund's concentration limitation discussed above, financial institutions include companies within the financial services industry. The Advisor, as later defined, deems the financial services industry to include the group of industries within the financial services sector.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds, including the Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Asset Segregation Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Short-Term Instruments

When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, interpretations of the SEC require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Fund may invest to a limited extent in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations". General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as the Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of the Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Fund may not invest more than 5% of its net assets in municipal leases.

The Fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. The Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Fund may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The interest from certain private activity bonds owned by the Fund (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Foreign Securities Risk. The Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Mortgage-backed securities may be issued or guaranteed by GNMA, Fannie Mae and FHLMC or Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation (currently in conservatorship (see additional information above)) organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation (currently in conservatorship (see additional information above)) of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by Financial Industry Regulatory Authority ("FINRA").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Additional US Government Obligations. The Fund may invest in obligations issued or guaranteed by US government agencies or instrumentalities. US government securities are high-quality debt securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority and the US Postal Service, each of which has the right to borrow from the US Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Securities of Foreign Issuers

Investment in Emerging Markets. The Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Derivatives

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund may use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.
The Fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.


Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund reallocate its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund's commitments. The securities will be marked-to-market on a daily basis.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may invest up to 15% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value." of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Fund may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund Trust Board. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. 'Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Other Investment Companies. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act, that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Fund may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to exemptive orders granted by the SEC, the Fund may invest up to 25% of its total assets in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Fund in shares of other investment companies would be subject to such duplicate expenses. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor that operate as cash management investment vehicles and that are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.


Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs.

Investment Objective. The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix of this SAI.
The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Above, there is a description of how each type of security and investment strategy may be used by the Fund. As a matter of nonfundamental operating policy, the Fund may be subject to additional restrictions. See the section entitled "Investment Restrictions."

 -------------------------------------------------------- ----------------------------------------------------------
 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================

KEY TO TABLE:
 +   Permitted without stated limit
 o Permitted without stated limit, but not expected to be used to a significant extent X Not permitted

 20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

 20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
 -------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------
 EQUITY SECURITIES
 -------------------------------------------------------- ----------------------------------------------------------
 Common Stock                                                                         X
 -------------------------------------------------------- ----------------------------------------------------------
 Warrants                                                                            20%
 -------------------------------------------------------- ----------------------------------------------------------
 Preferred Stock                                                                      X
 -------------------------------------------------------- ----------------------------------------------------------
 Convertible Securities                                                               X
 -------------------------------------------------------------------------------------------------------------------
 FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
 -------------------------------------------------------- ----------------------------------------------------------
 Short-Term Instruments                                                               +
 -------------------------------------------------------- ----------------------------------------------------------
 Obligations of Banks and Other Financial Institutions                                +
 -------------------------------------------------------- ----------------------------------------------------------
 Certificates of Deposit and Banker's Acceptances                                     +
 -------------------------------------------------------- ----------------------------------------------------------
 Commercial Paper                                                                     +
 -------------------------------------------------------- ----------------------------------------------------------
 Variable Rate Master Demand Notes                                                    +
 -------------------------------------------------------- ----------------------------------------------------------
 US Government Securities                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Corporate Debt Securities                                                            +
 -------------------------------------------------------- ----------------------------------------------------------
 Custodial Receipts                                                                   o
 -------------------------------------------------------- ----------------------------------------------------------
 Zero Coupon Securities and Deferred Interest Bonds                                   +
 -------------------------------------------------------- ----------------------------------------------------------
 Variable Rate Securities                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Warrants                                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Inverse Floating Rate Securities                                                     o
  -------------------------------------------------------- ----------------------------------------------------------
 Lower-Rated Debt Securities                                                         10%
 -------------------------------------------------------- ----------------------------------------------------------
 Registered Loans                                                                     X
 -------------------------------------------------------- ----------------------------------------------------------
 Put Bonds                                                                            +
 -------------------------------------------------------- ----------------------------------------------------------
 Bank Loans                                                                           +
 -------------------------------------------------------- ----------------------------------------------------------
 Other Debt Obligations                                                               +
 -------------------------------------------------------------------------------------------------------------------
 MUNICIPAL SECURITIES
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Notes                                                                      o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax Anticipation Notes                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 Revenue Anticipation Notes                                                           o
 -------------------------------------------------------- ----------------------------------------------------------
 Bond Anticipation Notes                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax and Revenue Anticipation Notes                                                   o
 -------------------------------------------------------- ----------------------------------------------------------
 Construction Loan Notes                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Miscellaneous, Temporary and Anticipatory Instruments                                o
 -------------------------------------------------------- ----------------------------------------------------------
 Tax-Exempt Commercial Paper                                                          o
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Securities                                                                 o
 -------------------------------------------------------- ----------------------------------------------------------
 General Obligation Bonds                                                             o
 -------------------------------------------------------- ----------------------------------------------------------
 Revenue Bonds                                                                        o
 -------------------------------------------------------- ----------------------------------------------------------
 Private Activity Bonds                                                               o
 -------------------------------------------------------- ----------------------------------------------------------
 Tender Option Bonds                                                                  o
 -------------------------------------------------------- ----------------------------------------------------------
 Municipal Leases, Certificates of Participation and
 Other Participation Interests                                                       5%
 -------------------------------------------------------- ----------------------------------------------------------
 Pre-Refunded Securities                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Auction Rate Securities                                                              o
 -------------------------------------------------------- ----------------------------------------------------------
 Pay-in-Kind Securities                                                               o
 -------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES (OPTIONS)
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Securities                                                                +
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Securities Indices                                                        +
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Non-US Securities Indices                                                 +
 -------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
 --------------------------------------------------------- ---------------------------------------------------------
 Futures Contracts                                                                    +
 --------------------------------------------------------- ---------------------------------------------------------
 Futures Contracts on Securities Indices, Foreign
 Currency and Interest Rates                                                          +
 --------------------------------------------------------- ---------------------------------------------------------
 Options on Futures Contracts (including Contracts on
 Securities Indices)                                                                  +
 -------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES (HEDGING STRATEGIES)
 -------------------------------------------------------- ----------------------------------------------------------
 Hedging Strategies                                                                   +
 -------------------------------------------------------- ----------------------------------------------------------
 Swap Agreements                                                                      +
 -------------------------------------------------------- ----------------------------------------------------------
 Credit Default Swaps                                                                15%
 -------------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
 -------------------------------------------------------- ----------------------------------------------------------
 Government Guaranteed Mortgage-Backed Securities                                     +
 -------------------------------------------------------- ----------------------------------------------------------
 Ginnie Mae Certificates                                                              +
 -------------------------------------------------------- ----------------------------------------------------------
 Fannie Mae Certificates                                                              +
 -------------------------------------------------------- ----------------------------------------------------------
 Freddie Mac Certificates                                                             +
 -------------------------------------------------------- ----------------------------------------------------------
 Multi-Class Mortgage-Backed Securities (CMOs and
 REMICs)                                                                              +
 -------------------------------------------------------- ----------------------------------------------------------
 Privately Issued Commercial Mortgage-Backed Securities                               +
 -------------------------------------------------------- ----------------------------------------------------------
 Agency Commercial Mortgage-Backed Securities                                         +
 -------------------------------------------------------- ----------------------------------------------------------
 Mortgage Pass-Through Securities                                                     +
 -------------------------------------------------------- ----------------------------------------------------------
 Stripped Mortgage-Backed Securities                                                  +
 -------------------------------------------------------- ----------------------------------------------------------
 Adjustable Rate Mortgages                                                            +
 -------------------------------------------------------- ----------------------------------------------------------
 Asset-Backed Securities                                                              +
 -------------------------------------------------------------------------------------------------------------------
 SECURITIES OF NON-US ISSUERS
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Securities and Depository Receipts (ADRs,                                  +(1)
 EDRs, GDRs and IDRs)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Corporate Debt Securities                                                  +(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Government Debt Securities                                                 +(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Investments in Emerging Markets                                                      +
 -------------------------------------------------------------------------------------------------------------------
 CURRENCY MANAGEMENT
 -------------------------------------------------------- ----------------------------------------------------------
 Currency Exchange Transactions                                                       +
 -------------------------------------------------------- ----------------------------------------------------------
 Currency Hedging Transactions                                                        +
 -------------------------------------------------------- ----------------------------------------------------------
 Cross Hedging                                                                        X
 -------------------------------------------------------- ----------------------------------------------------------
 Options on Foreign Currencies                                                        +
 -------------------------------------------------------------------------------------------------------------------
 OTHER INVESTMENTS AND INVESTMENT PRACTICES
 -------------------------------------------------------- ----------------------------------------------------------
 Illiquid Securities                                                                 15%
 -------------------------------------------------------- ----------------------------------------------------------
 TBA Commitments                                                                      +
 -------------------------------------------------------- ----------------------------------------------------------

 When-Issued and Delayed Delivery Securities                                         15%
 -------------------------------------------------------- ----------------------------------------------------------
 Repurchase Agreements                                                                +
 -------------------------------------------------------- ----------------------------------------------------------
 Reverse Repurchase Agreements                                                       5%
  -------------------------------------------------------- ----------------------------------------------------------
 Mortgage Dollar Rolls                                                               5%
 -------------------------------------------------------- ----------------------------------------------------------
 Lending of Portfolio Securities                                                   33 1/3%
 -------------------------------------------------------- ----------------------------------------------------------
 Borrowing                                                                         33 1/3%
 -------------------------------------------------------- ----------------------------------------------------------
 Short Sales                                                                          +
 -------------------------------------------------------- ----------------------------------------------------------
 Other Investment Companies                                                      limits vary
 -------------------------------------------------------- ----------------------------------------------------------
 Temporary Defensive Investments                                                      +
  -------------------------------------------------------- ----------------------------------------------------------
 Dow Jones CDX.NA.HY.3 and similar products                                           +
 -------------------------------------------------------- ----------------------------------------------------------
 Concentration of Investment in Any One Industry                                     25%
 -------------------------------------------------------- ----------------------------------------------------------

(1) May be denominated in any currency.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DIMA manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI'') merged into DIMA. Prior to December 31, 2006 DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Fund is managed by a team of investment professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement

Pursuant to an Investment Management Agreement (the "Investment Management Agreement") between the Fund and the Advisor, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectuses and this SAI, or as adopted by the Fund's Board. The Advisor also monitors, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

The Investment Management Agreement will continue from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities.

The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

In addition, the Board and shareholders have approved a subadvisor approval policy for the Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve any new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to certain existing rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from such existing rules. In the event that the Fund received exemptive relief or the SEC adopted revisions to its current rules, the Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Effective April 23, 2007, for all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                         Fee Rate
------------------------                         --------

$0 - $1.5 billion                                0.365%
$1.5 billion - $2 billion                        0.340%
$2 billion - $3 billion                          0.315%
$3 billion - $4 billion                          0.300%
$4 billion - $5 billion                          0.285%
$5 billion - $6 billion                          0.270%
Over $6 billion                                  0.255%

Prior to April 23, 2007, the Fund paid the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Average Daily Net Assets                         Fee Rate
------------------------                         --------

$0 - $500 million                                0.500%
$500 million - $1 billion                        0.485%
$1 billion - $2 billion                          0.470%
Over $2 billion                                  0.455%

Prior to the implementation of the above fee schedule, the fund's advisory fee was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and paid monthly.

The investment advisor has contractually agreed through September 30, 2009 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.64% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

In addition, the investment advisor has contractually agreed through April 22, 2010 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.73% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


The total advisory fees charged to or paid by the Fund or PreservationPlus Income Portfolio (the "Portfolio") (the master portfolio in which, until January 13, 2006, the Fund previously invested all of its assets) for each of the last three fiscal years ended September 30 are shown in the table below.

         2008                  2007 (1)              2006(2), **
         ----                  --------              -----------

      $5,813,897              $3,286,584             $3,970,632

(1)      Charged to the Fund.

(2) For the period from October 1, 2005 through January 13, 2006, the advisory fee charged to the Portfolio was $1,517,873, of which $625,126 was waived. For the period January 14, 2006 through September 30, 2006, the advisory fee charged to the Fund was $2,452,759.


** Prior to July 1, 2006, these fees included an administrative service fee.

In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers
------------------------------------

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio managers in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                        Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                              Fund Shares Owned                      Fund Shares Owned
-------------------------                              -----------------                      -----------------

Eric Meyer                                                    $0                                     $0
Gary Sullivan                                                 $0                             $50,001 - $100,000
Matthew MacDonald                                      $10,001 - $50,000                      $10,001 - $50,000
Robert Wang                                               $1 - $1,000                        $100,001 - $500,000
Thomas Picciochi                                       $10,001 - $50,000                     $100,001 - $500,000
William Chepolis                                      $50,001 - $100,000                     $100,001 - $500,000

Conflicts of Interest
---------------------

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. Total assets attributed to the portfolio managers in the tables below include total assets of each account managed by them, although the managers may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:


                                                                   Number of
                        Number of          Total Assets of         Investment          Total Assets of
                        Registered           Registered         Company Accounts        Performance-
Name of Portfolio       Investment           Investment         with Performance-         Based Fee
 Manager                Companies            Companies              Based Fee             Accounts
 -------                ---------            ---------              ---------             --------

Eric Meyer                  1               $54,313,957                0                    $0

Gary Sullivan              11            $5,122,259,104                0                    $0

Matthew MacDonald          14            $7,186,736,667                0                    $0

Robert Wang                43           $12,522,105,162                0                    $0

Thomas Picciochi           12            $5,591,208,443                0                    $0

William Chepolis           16            $7,253,596,672                0                    $0

Other Pooled Investment Vehicles Managed:
-----------------------------------------
                                                                Number of Pooled
                                                                   Investment
                         Number of                              Vehicle Accounts         Total Assets of
                          Pooled          Total Assets of             with                Performance-
Name of Portfolio       Investment       Pooled Investment         Performance-             Based Fee
Manager                  Vehicles             Vehicles              Based Fee                Accounts
-------                  --------             --------              ---------               ---------


Eric Meyer                   5             $1,701,178,221               1                   $261,474,067

Gary Sullivan                0                         $0               0                             $0

Matthew MacDonald            0                         $0               0                             $0

Robert Wang                  36            $1,018,472,589               1                   $125,426,656

Thomas Picciochi             11              $644,711,755               1                   $125,426,656

William Chepolis              0                        $0               0                             $0

Other Accounts Managed:
-----------------------


                                                                    Number of
                                                                  Other Accounts           Total Assets of
                         Number of                                     with                  Performance-
Name of Portfolio         Other            Total Assets of         Performance-               Based Fee
Manager                  Accounts           Other Accounts           Based Fee                Accounts
-------                  --------           --------------           ---------                ---------

Eric Meyer                  0                      $0                      0                         $0

Gary Sullivan               0                      $0                      0                         $0

Matthew MacDonald           1            $116,697,183                      0                         $0

Robert Wang                49          $8,290,933,067                      8               $219,246,360

Thomas Picciochi           14            $944,218,197                      8               $219,246,360

William Chepolis            1            $116,697,183                      0                         $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                         FUND SERVICE PROVIDERS

Administrator

Pursuant to an administrative services agreement (the "Administrative Services Agreement"), 345 Park Avenue, New York, New York 10154, DIMA provides most administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee of 0.10% of the Fund's average daily net assets. DIMA pays the accounting agency fees out of such Administrative Services Agreement fee.

Under the Administrative Services Agreement, DIMA, as administrator, is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectuses and SAI as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the period ended September 30, 2008, DIMA received $1,601,239 as compensation for adminstrative services, of which $144,196 is unpaid.

For the period ended September 30, 2007, DIMA received $803,530 as compensation for adminstrative services, of which $107,884 was unpaid.

For the period from July 1, 2006 through September 30, 2006, DIMA received an administration fee of $122,624, of which $39,098 is unpaid.

Prior to July 1, 2006, ICCC received a fee of 0.35% of the Fund's average daily net assets for serving as administrator of the Fund. For the year ended September 30, 2006*, ICCC earned $1,672,070 as compensation for administrative and other services provided to the Fund. During the same period, ICCC waived $680,008 to the Fund to cover expenses. For the year ended September 30, 2006**, ICCC earned $108,420 for administrative and other services provided to the Portfolio.

*        For the period October 1, 2005 through June 30, 2006.

**       For the period October 1, 2005 through January 13, 2006.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company (SSB), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The fees paid by the Fund to DIMA pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from the Fund's custodian for cash balances.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

Pursuant to a Distribution Agreement ("Distribution Agreement"), DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class S shares of the Fund and acts as agent of the Fund in the continuous offering of Fund shares. The Distribution Agreement continues in effect from year to year only if its continuance is approved at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of FINRA and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Trustees and the Fund's Declaration of Trust and By-Laws; and (v) provide the Fund's Board of Trustees with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by a vote of a majority of the Fund's outstanding shares of the related class or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment.

DIDI and certain broker-dealers ("Participating Dealers") have entered into sub-distribution agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any sub-distribution agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fund's non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

Note: Although Class S shares do not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Custodian

The Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent

DWS Investments Service Company ("DISC") serves as the Fund's Transfer Agent. DISC is located at 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its transfer agency agreement with the Trust, DISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DISC may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.


The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.



Service Plan

The Fund may enter into Shareholder Servicing Agreements with respect to its Class S Shares pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule.

Prior to the Fund renaming Investment Class shares to Class S shares, the Fund had adopted a service plan for its Investment Class shares, under which the Fund paid Investment Company Capital Corp. ("ICCC") service fees at an aggregate annual rate of up to 0.25% of the class's average daily net assets. ICCC provided information and administrative services to the Fund. ICCC in turn had various agreements with financial services firms to provide personal services and/or account maintenance services to their customers and paid these fees based upon the assets of shareholder accounts the firms serviced. For the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, the Fund incurred $696,348, $1,221,644 and $3,859,730, respectively, of which $621,888,
$1,221,644 and $1,101,950, respectively, was waived, in shareholder servicing fees for Class S (former Investment Class) shares.

Legal Counsel

Vedder   Price  P.C.,   222  North
LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Fund.

Ropes    &    Gray    LLP,     One
International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as Independent Registered Public Accounting Firm of the Fund for the fiscal year ended September 30, 2008.

                           PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for the Fund will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

     For the fiscal year ended September 30, 2008, the Fund paid brokerage commissions in the amount of $77,356.

     For the fiscal year ended September 30, 2007, the Fund paid brokerage commissions in the amount of $106,407.

     For the fiscal year ended September 30, 2006, the Fund paid brokerage commissions in the amount of $91,836.

The Fund did not pay any affiliated brokerage commissions for its most recent fiscal year end.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2008, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objectives. High turnover can increase the Fund's transaction costs, thereby lowering its returns. For the fiscal years ended September 30, 2007 and September 30, 2008, the Fund and/or the Portfolio's turnover rates were 57% and 83%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including any applicable sales charge) next determined after receipt in good order by DWS Investments Distributors Inc., the Fund's distributor ("DIDI" or the "Distributor") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000, if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Investments Service Company (the "Transfer Agent" or "DISC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.


DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:
o    The Fund's 3-year  performance;
o    The Fund's Morningstar  rating;
o Market size for the fund category; o The Fund's size, including sales and redemptions of the Fund's shares;
o    The length of time the Fund's Portfolio Managers have managed the Fund; and
o    The Fund's consistency with DWS Investments' branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Investments Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:
o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectuses.

Eligible Class S Investors

A. The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

          3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

          4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

          5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to the Funds of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

          9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

          3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

          4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of FINRA and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DWS Investments Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Investments mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment plan. Investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's automatic investment plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group Ensemble Financial Services First Allied Securities First Clearing/Wachovia Securities HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance
Company First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

General. Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss equal to the difference between the amount realized and the basis in such shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 728-3337.

Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or a fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), which includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes on such gain. Shareholders will generally be required to include in their gross incomes their share of such gains, but may be able to claim a credit against their federal income tax liability for the federal income tax paid by the Fund on such gain. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

Prior to August 28, 2006, net investment income was declared as a daily dividend and distributed to shareholders monthly. Effective August 28, 2006, net investment income is declared and distributed to shareholders monthly. The Fund expects to distribute net capital gains, if any, annually. Additional distributions may be made if necessary.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class of the fund at net asset value; or

2.       To receive income and capital gain distributions in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the same class of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

Distributions of net investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income (which includes net short-term capital gains) and net long-term capital gains, if any, as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gains in order to satisfy the minimum distribution requirements contained in the Code.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules, or foreign, state or local taxes. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in each taxable year . In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income for each taxable year (i) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities and foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof other than partnerships that derive 90% or more of their gross income from the qualifying income described in (i) above);

 (b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers, or of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess of net short-term capital gain over net long-term capital losses)and net tax-exempt income interest and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains (net long-term capital gains in excess of net short-term capital losses) in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal income tax at regular corporate rates, currently at a maximum rate of 35%, on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) and the tax deemed paid by the shareholder under clasuse (b).

The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary taxable income for that calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and (iii) amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid federal excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions made to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible, provided certain holding period and other requirements are satisfied, (i) to be treated as qualified dividend income, which is subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Taxation of Fund Distributions

Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from net investment income and net short-term capital gains (that is, the excess of net short-term capital gain over net long-term capital loss). Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced, to a maximum rate of 15% with a lower rates applying to taxpayers in the 10% and 15% rate federal income tax brackets for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of net investment income designed by the Fund as derived from "qualified dividend income" received by an individual or other noncorporate taxpayer will be taxed at the rates applicable to long-term capital gain assuming certain holding period and other requirements are met. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from US corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations and generally does not include dividends received from real estate investment trusts. Also, dividends received by the Fund from another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income. The Fund does not expect to generate substantial amounts of qualified dividend income.

Dividends received deduction. Dividends from domestic corporations may comprise a part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend or in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) The Fund does not expect a significant portion of its distributions to qualify for the dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing Fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them for federal income tax purposes.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund or other substantially identical stock or securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than a shareholder who holds his or here shares in a tax-exempt account) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to its shareholders their proportionate share of any foreign taxes paid by the Fund, with the result that shareholders will not be required to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Tax Effects of Certain Transactions

The Fund's use of options, futures contracts and forward contracts (to the extent permitted) will be subject to special federal income tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and affect whether cpaital gain or loss is characterized as long-term or short-term. These rules could therefore affect the amount, timing and character of distributions to investors. These rules also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income as loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount of the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder if such securities are not certain.

Certain types of income received by the Fund from real estate investment trusts, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for federal income tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

In addition, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. If a charitable remainder trust (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, it may be subject to a 100% excise tax on such UBTI. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the tax consequences of investing in the Fund.

Other Tax Considerations

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their correct taxpayer identification numbers and certifications as to their tax status. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year ($20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders

In general, dividends paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (a "foreign person") to the extent derived from net investment income and net short-term capital gains of the Fund are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for the taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is related to the person of the foreign person and the foreign person is a controlled foreign corporation) derived from the US source interest income that would be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other that distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should consult their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal income taxation on a net basis at regular income tax rates.

Every non-US shareholder is urged to consult his own tax advisor with respect to his own circumstances.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund. Prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of Shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used. If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               134
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and      (governance, executive committees); formerly: Project Leader, Board
                                  Member since 1993 International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               134
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Boston Museum
                                  of Science; Public Radio International; PRX,
                                  The Public Radio Exchange; The PBS Foundation;
                                  former Directorships: American Public
                                  Television; Concord Academy; New England
                                  Aquarium; Mass. Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           134
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley University; Trustee, Southwest Florida
                                  Community Foundation (charitable
                                  organization); former Directorships:
                                  Investment Company Institute (audit,
                                  executive, nominating committees) and
                                  Independent Directors Council (governance,
                                  executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           134
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           134
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         134
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             134
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(2) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           134
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               134
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(3)                Managing Director(4), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(5)


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(6)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(7) (1965)       Managing Director(4), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(8) (1962)          Director(4), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(7) (1963)       Managing Director(4), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(8) (1962)       Managing Director(4), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(9) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(8)                  Director(4), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (8)                   Director(4), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(8)               Director(4), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(9) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(9) (1962)           Managing Director(4), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(9)         Director(4), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                            Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,              Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                      Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(4)      Executive title, not a board directorship.

(5) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(6) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(7)      Address:  345 Park Avenue, New York, New York 10154.

(8)      Address: One Beacon Street, Boston, Massachusetts 02108.

(9)      Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter: DWS Investments Distributors, Inc.

 Paul H. Schubert:                    Vice President
 Jason Vazquez:                       Vice President and AML Compliance Officer
 Caroline Pearson:                    Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Fund's Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Fund's Board held four (4) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Fund's Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Fund's Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Fund's Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four (4) meetings and the Valuation Sub-Committee did not hold any meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                      Aggregate Compensation              Total Compensation
                                           from DWS Short                   from Fund and
  Name of Board Member                   Duration Plus Fund              DWS Fund Complex(1)
  --------------------                   ------------------              -------------------

  John W. Ballantine                            $2,299                          $237,500
  Henry P. Becton, Jr.(2)                         $138                          $246,000
  Dawn-Marie Driscoll(2)(3)                       $146                          $292,500
  Keith R. Fox(2)                                 $136                          $229,500
  Paul K. Freeman                               $2,456                          $255,000
  Kenneth C. Froewiss                             $136                          $226,750
  Richard J. Herring(2)                           $138                          $240,000
  William McClayton(4)                          $2,396                          $257,500
  Rebecca W. Rimel(2)                             $136                          $233,500
  William N. Searcy, Jr.                          $138                          $238,000
  Jean Gleason Stromberg                          $136                          $225,500
  Robert H. Wadsworth                           $2,396                          $273,500


(1)      The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for
         Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2008.

                                            Dollar Range of Beneficial            Aggregate Dollar Range of
                                                     Ownership               Ownership in all Funds Overseen by
                                                   in DWS Short                         Board Member
Board Member                                    Duration Plus Fund               in the DWS Fund Complex(1)
------------                                    ------------------              ----------------------------

Independent Board Member:

John W. Ballantine                                     None                                Over $100,000
Henry P. Becton, Jr.                             $10,001 - $50,000                         Over $100,000
Dawn-Marie Driscoll                                $1 - $10,000                            Over $100,000
Keith R. Fox                                           None                                Over $100,000
Paul K. Freeman                                        None                                Over $100,000
Kenneth C. Froewiss                              $10,001 - $50,000                         Over $100,000
Richard J. Herring                                     None                                Over $100,000
William McClayton                                      None                                Over $100,000
Rebecca W. Rimel                                       None                                Over $100,000
William N. Searcy, Jr.                          $50,001 - $100,000                         Over $100,000
Jean Gleason Stromberg                                 None                                Over $100,000
Robert H. Wadsworth                                    None                                Over $100,000

Interested Board Member:

Axel Schwarzer                                         None                                Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of January 14, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 14, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Short Duration Plus Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------


CHARLES SCHWAB & CO                                          26,417,273.46                  43.22% of Class A
MUTUAL FUNDS DEPT
SAN FRANCISCO CA  94104-4151

WELLS FARGO INVESTMENTS LLC                                  4,768,709.15                    7.8% of Class A
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

MLPF&S FOR THE SOLE BENEFIT OF                                 24,082.47                    6.48% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97D64
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF                               2,682,371.27                   15.11% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9K551
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                         1,854,244.25                   10.44% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

STATE STREET BANK & TRUST CO CUST                            3,063,510.67             76.37% of Institutional Class
FBO DWS VALUE BUILDER FUND CUST
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  681,930.05               17% of Institutional Class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

CHARLES SCHWAB & CO                                          8,940,030.60                   10.75% of Class S
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA  94104-4151

LPL FINANCIAL                                                4,916,782.04                   5.91% of Class S
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

The Fund is a series of DWS Advisor Funds (the "Trust"), an open-end management investment company. The Trust is a Massachusetts business trust organized under the laws of Massachusetts on July 21, 1986, and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds as of February 6, 2006. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when the Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate the Fund or any class of the Fund without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines (set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended September 30, 2008 are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 2008. A copy of the Annual Report may be obtained without charge by contacting the Fund.



                             ADDITIONAL INFORMATION

The CUSIP numbers for this class of the Fund is:

Class S:  23336Y755

The Fund has a fiscal year ending September 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.
                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

_____________________

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

_____________________

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

_____________________

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                [GRAPHIC OMITTED]
Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on

                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on

                  Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting


These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities) AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for"management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.







--------------------------------------------------------------------------------
IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
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                  APPENDIX B -- RATINGS OF INVESTMENTS

Description of Moody's Corporate Bond Ratings

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings
Investment Grade

AAA
Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

Description of Moody's Short-Term Debt Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings

A-1 An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Fitch's Commercial Paper Ratings

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.Rating Watch: Ratings are placed on Rating

Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



                                            STATEMENT OF ADDITIONAL INFORMATION

                                                               February 1, 2009



Investment Advisor
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY  10154

Transfer Agent
DWS INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
DWS INVESTMENTS DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110

Legal Counsel
VedderPrice P.C.
222 North LaSalle Street
Chicago, IL 60601

Trustee Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.